As filed with the SEC on 04/14/2015	Registration No. 333-01031 811-07545

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 21 [X]
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 27
_____________

THE PRUDENTIAL VARIABLE
CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

JORDAN THOMSEN
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
(Name and address of agent for service)

_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on May 1, 2015 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2015

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one of several variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.   This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance, and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

In compliance with US law, Prudential delivers this prospectus to contract owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

Page
SUMMARY OF CHARGES AND EXPENSES	1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

SUMMARY OF CONTRACT RISKS	5

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	7

CHARGES AND EXPENSES	11

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15

OTHER GENERAL CONTRACT PROVISIONS	16

PROCEDURES	20

ADDITIONAL INSURANCE BENEFITS	21

PREMIUMS	22

DEATH BENEFITS	26

SURRENDER AND WITHDRAWALS	29

LOANS	30

LAPSE AND REINSTATEMENT	31

TAXES	32

DISTRIBUTION AND COMPENSATION	35

LEGAL PROCEEDINGS	36

FINANCIAL STATEMENTS	36

ADDITIONAL INFORMATION	36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see the CHARGES AND EXPENSES section.

The first table describes fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Currently 2.60% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 and 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal.	The lesser of $20 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.60% of each premium payment. However, this amount may increase if the premium taxes charged by state, local, or federal governments increase.

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.
Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2:
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.10

Representative guaranteed charge - $0.814

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Representative guaranteed charge - $0.594

Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3,8:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.506 Minimum - $0.066
Representative current charge - $0.257
Child Dependents Term Life Insurance	Monthly	Maximum -$0.126 Minimum - $0.126
Representative current charge - $0.128
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026
Representative current charge $.028
AD&D on Spouse’s life	Monthly	Maximum - $0.036 Minimum - $0.036
Representative current charge $.038
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.  Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured under the certificate .
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.
The representative current charge for spouse term insurance is a sample rate currently charged for a 59 year old insured, who is the spouse of an active employee in the largest insured group that offers this benefit.

8.	The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group that offers this benefit.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	2.32%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

Some features, conditions and terms described in this prospectus may not be available in some states or under certain Group Contracts.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.  See The Prudential Variable Contract Account GI-2, and the Allocation of Premiums sections.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 2%. See The Fixed Account section.

Transfers among Investment Options

You may transfer amounts from one investment option to another. We do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.   Since the same dollar amount is transferred to an available Fund with each transfer, you buy a greater interest in the Fund when the price is low and a lesser interest in the Fund when its price is high.   Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals you can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some group plans, we may make a charge of up to $20 for each loan.  Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type benefit or rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating.  We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or you may not accumulate the Funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  Some group plans have a limit on the number of withdrawals you can make in a year, and some group plans may impose a transaction charge.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in an underlying Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey

insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2
The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into subaccounts.  Each variable investment option is a subaccount of the Account.  The Fixed Account is not a subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws.  The assets held in the Account in support of assets invested under the Group Contract are segregated from all of Prudential’s other assets.  The assets of each subaccount are segregated from the assets of each other subaccount.  Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contract Holder to choose up to 19 of these Funds. The Series Fund Money Market Portfolio currently must be one of the selected Funds. The Fixed Account is also available in addition to the 19 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 2%.)

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

A list of the Funds offered and their investment advisers can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

We may terminate the availability of any variable investment option at any time.  If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

This product prospectus includes separate prospectuses for each available Fund. Each prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. As with all mutual funds, a Fund may not meet its investment objective.  Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Prudential has not verified that information independently.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the Funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its organization or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as  investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•	To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

We may substitute the shares of a Fund for another mutual fund or another portfolio or of an entirely different variable investment option. We would not do this without any necessary Securities and Exchange Commission and/or any necessary state approval.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 2%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.  Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charges for Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction of Charges section.

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it varies by group and ranges from 2.1% to 3.5% of the premium Prudential receives. This is Prudential's estimate of the average burden of state and local taxes for existing Group Contracts. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5% (but may exceed 5% in some instances).  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Charge for Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction of Charges section.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 and 2% of the amount that you receive.

Withdrawal Charge

Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the Certificate Fund.

Loan Charges

Under certain group plans, Prudential may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

•	The size of the group;

•	The total amount of premium payments we expect to receive;

•	How long Participants will hold their Certificates;

•	The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•	the life expectancy of the people covered under your group plan;

•	whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section;

•	whether or not the Certificate provides continued coverage; and

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	the number of Certificates in effect;

•	the number of new Certificates issued;

•	the number of Certificates surrendered or where continued coverage was elected;

•	the expected claims (Death Benefits, accelerated benefits and surrenders);

•	the expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;

•	the expected expenses; and

•	the level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and 200% of the 2001 CSO Table for certificates effective on or after January 1, 2009. The guaranteed rates are based on many factors, including:

•	guaranteed issue procedures, if any;

•	simplified underwriting that may not require a medical exam, blood tests or urine tests;

•	groups with substandard risks characteristics; and

•	the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some group plans, we may deduct the charge when we receive the premium payments from the Group Contract Holder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

The highest current rate per thousand is $19.20, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.08
55	$0.20
65	$0.64

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some group plans, we may deduct them when we receive the premium payments from the Participant.  If we have not received the premium payment within 25 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. If the Certificate Fund balance is not at least equal to the monthly charges, we will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  Your payment must be received by the later of 61 days after the Monthly Deduction Date and 30 days after the date we mailed you the notice.  If you do not make the payment, your Certificate will end and have no value.  See the Lapse section.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Insurance:  The highest current rate per thousand is $2.50, and applies to spouses over age 74.  The lowest current rate per thousand currently offered for this benefit is $0.06, and applies to spouses under age 24.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.09
45	$0.14
55	$0.37
65	$0.95

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage.  A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child Term Life insurance: The rate per thousand currently offered for the benefit varies from a high of $0.12 to a low of $0.09 .  Generally, the same rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the employee’s life:  The rate per thousand currently offered for this benefit is $0.02.  Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the Spouse’s life: The rate per thousand currently offered for this benefit is $0.03.  Generally, one rate is payable at all ages for a given group of insureds.

2. Charge for Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is guaranteed not to be more than $6.00 per month and currently is not more than $3.50 per month.  We may reduce or eliminate this charge under certain group plans. See the Reduction of Charges section.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Some group plans may also permit Prudential to make the following Transaction Charges:

•	When you surrender your Certificate Fund or when you make a withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

•
Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•	When you request additional statements. The charge may be up to $20 for each statement; and

•
When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses .

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Group Contract Holder is your Employer, the trustee of a trust established by your Employer, or the trustee of a trust established to cover numerous employers under Prudential’s group plans.

Participant

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.   Some Group Contracts also allow an Eligible Group Member to apply for coverage on their spouse's life.  Some plans allow a spouse or adult child to purchase and own their own group variable universal coverage.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations under his or her Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and
(6)	increase or decrease the face amount.

Applicant Owner Provision

Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member.  A person must have attained the age of majority to be an applicant owner.  At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement.   If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. Some group plans also allow an Eligible Group Member to apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month.  If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else only as a gift assignment. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	you make the assignment in writing;
•	you sign it; and
•	Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract may be eligible to receive Experience Credits.  However, typically, we set the premium rates in such a way that we will not generally pay an Experience Credit.  If there is an Experience Credit, Prudential will pay it to the Group Contract Holder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.  If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Termination of a Group Contract Holder’s Participation

The employer or plan sponsor may decide to terminate the plan with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

How the termination affects you is described in the Options On Termination of Coverage. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.).  We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Continued Coverage. See the Charges and Expenses section.  Charges and expenses for Continuation coverage may be higher than those you paid while you were still an Eligible Group

Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Continuation Participant.

Participants who are no longer Eligible Group Members also have these options:  Conversion, Paid-Up Coverage or payment of Cash Surrender Value. See the Options On Termination of Coverage section below.

Options on Termination of Coverage

If you elect to terminate your coverage, you will have the following options: Paid-Up Coverage or Payment of Cash Surrender Value.  These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, and for which you are eligible, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail. Under some Group Contracts, you may also have the option of continuing your insurance coverage.  Prudential might impose certain rules and limits on the continued insurance.  The rules and limits are shown in your Certificate.  You should read your Certificate to find out what rules and limits apply when you want to elect to continue your insurance.

Conversion

If your Face Amount of Insurance ends because all Face Amount of Insurance for your class ends by amendment or otherwise, you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health, if the person has been covered for at least 5 years for that insurance (or for that insurance and any other Prudential coverage replaced by that insurance; under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class. The amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

•
the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days; and

•	$10,000.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the age of the Covered Person. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value withdrawal or loan proceeds within 7 days after we receive the request for payment in Good Order at the Prudential Service Office.  These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order at the Prudential Service Office.  There are certain circumstances when we may delay payment of proceeds:

*
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

*
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your employer or plan sponsor can tell you what procedures are applicable to you.

You should send payments and transaction requests to the address specified by your Group Contract Holder or as set forth on the applicable premium notice or form.  Payments and transaction requests will be picked up at the address to which you are directed to send such items, processed and then transmitted to the Prudential Service Office.  Prudential will consider premium payments, transaction requests, enrollment forms and other documents to be "received" on the Business Day when those items are received in Good Order at the Prudential Service Office.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in an account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you.  These benefits may be provided to all Participants under a Group Contract.  Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available.  You should refer to your Certificate to find out what additional insurance benefits are available to you.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accelerated Benefit Option

Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. However, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you.

Seat Belt Coverage

Seat belt coverage (also referred to as Accidental Motor Vehicle Death coverage) provides a Death Benefit for a covered loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home or truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability

An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you become totally disabled prior to age 60.  We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Term Life Benefits

Dependent term life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate to learn the details of any benefit that may be available to you.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions of Special Terms section.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contract Holder sets up the premium payment method.  Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other participants may have their premiums paid on their behalf by their employer.  Some other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the Charges and Expenses section.

Deducting Premiums from Your Paycheck

Some Group Contract Holders might set up a way for you to make routine premium payments by deducting them from your paycheck.  Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential (subject to the $100 minimum note above).

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section. Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any variable investment option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which Prudential receives the premium payment in Good Order at the Prudential Service Office. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. Prudential will (on your behalf) temporarily hold any premium payment that it receives before the Certificate Date and any premium payment that is not in Good Order in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors.  If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contract Holder and request proper enrollment information.  If the proper enrollment information is not received within 30 days, the payment will be returned.

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DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will allocate any Net Premiums that we receive during the first 20 days to the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Prudential Series Fund Money Market Portfolio instead of the Fixed Account.)

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will credit any Net Premium to your Certificate Fund and allocate it to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will allocate your Net Premiums to the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Subsequent premium payments received without the appropriate information will be held in a suspense account for 7 days. If the appropriate information is received within 7 days, the Net Premium will be credited to the Participant's account.  If the appropriate information is not received within 7 days, the premium payment will be returned.  This applies to premium payments received from the Group Contract Holder for which we do not have sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order at the Prudential Service Office. The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

*	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

*	The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percents.

*
We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

*	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically.  See the Telephone and Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any variable investment option. See the section titled The Prudential Variable Contract Account GI-2.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Contract owners who are subject to such limitations.  Group Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Group Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) in Good Order on the form we require you to use for this purpose. Prudential will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments.  See the section titled The Prudential Variable Contract Account GI-2.  You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month.  We will terminate the DCA arrangement when any of the following events occur:

*	We have completed the designated number of transfers;

*	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

*	Prudential receives your written request to end the DCA arrangement; or

*	You no longer have coverage under the Group Variable Universal Life Insurance.

 Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy a greater interest in the Fund when the price is low and a lesser interest in the Fund when the price is high . Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test."  Each Group Contract will use one method or the other.

Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 --- 45 46 47 48 49 --- 50 51 52 53 54 --- 55 56 57 58 59	250 243 236 229 222 --- 215 209 203 197 191 --- 185 178 171 164 157 --- 150 146 142 138 134	60 61 62 63 64 --- 65 66 67 68 69 --- 70 71 72 73 74 --- 75 76 77 78 79	130 128 126 124 122 --- 120 119 118 117 116 --- 115 113 111 107 107 --- 105 105 105 105 105
---	---	---	---

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
80 81 82 83 84 --- 85 86 87 88 89	105 105 105 105 105 --- 105 105 105 105 105	90 91 92 93 94 --- 95 96 97 98 99	105 104 103 102 101 --- 100 100 100 100 100

Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and the 2001 CSO Table for certificates effective on or after January 1, 2009.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries.  Subject to applicable state law, the standard method of paying group life insurance benefits of certain amounts as established by Prudential (currently $5,000) is via Prudential’s Alliance Account® whereby funds are held with Prudential.  When the claim is paid, the full amount of life insurance proceeds payable to the claimant is paid in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name.  The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and generally preserve the ability to transfer all or some funds to other settlement options as available.

The Alliance Account® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary.  Interest is accrued daily, compounded daily, and credited monthly.  The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors (including but not limited to, prevailing market rates for short term demand deposit accounts, bank money market rates and Federal Reserve interest rates) and may be more or less than the rate Prudential earns on the funds in the account.

The Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America.  It is not FDIC insured because it is not a bank account or a bank product.  The Alliance Account® is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments.  These payments will be paid by check.  Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.  Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America.

The following settlement and payment options are also available (please note availability of options is subject to change):

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. You should read your Certificate to learn how changes work in your case.

Increases in Face Amount

*	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

*	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

*	Some Group Contracts may not allow increases at all.

*
When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

*	An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.

Decreases in Face Amount

*	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

*	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

*	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

*
Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 and 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

*	Net Premiums;

*	Withdrawals;

*	Increases or decreases in the value of the Funds you selected;

*	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

*	Interest accrued on any loan;

*	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

*	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some
Group Contracts may have a limit on the number of withdrawals you can make in a year.  A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

*	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

*	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

*
We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificates will no longer have any value.  Currently the grace period is 61 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement , you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to elect to continue your insurance.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

*	A written request for reinstatement;

*	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

*	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

*
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the

 Suicide Exclusion and Incontestability sections.  When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement, but we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

*	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

*	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets.  Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor.  For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.”  See the Death Benefits section.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.  For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.”  See the Death Benefits section.

The contract may not qualify as life insurance under federal tax law after the Insured has attained  age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the contract after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

*
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

*
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

*	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

*	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

*
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

*
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

*
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

*
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

*	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment as Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. This situation may occur when some members of the group are charged a rate for coverage that is higher than rates provided in

IRS regulations while others in the group are charged a rate for coverage that is lower than rates provided in IRS regulations.  In such circumstance, the IRS may consider amounts to be includible in the gross income of one or more employees whose actual rates charged for coverage for the employee’s age group are less than the rates provided in the IRS regulations for determining imputed income for group term life insurance.  Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

*	First, the Death Benefit is generally not included in the gross income of the beneficiary;

*	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

*
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

*
Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.  If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Group Contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii)

we do not currently include company income taxes in the tax charges you pay under the Group Contract.  We reserve the right to change these tax practices.

DISTRIBUTION AND COMPENSATION

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates.  PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws.  PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA).  PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077.  PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so.  These broker/dealers may be affiliated with Prudential and PIMS.  The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules.  The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and  branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period.  Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2014, December 31, 2013 and December 31, 2012 were $0, $0, and $0, respectively.  Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws).  But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws.  Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year.  Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect.  To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation , payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. As of December 31, 2014, we are not aware of any firms (or their broker/dealers) that received payment or accrued a payment amount with respect to variable product business during 2014.

LEGAL PROCEEDINGS

  Litigation and Regulatory Matters

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Prudential Insurance Company of America establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Prudential Insurance Company of America reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Prudential Investment Management Services, to perform its contract with the Separate Account; or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the Depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact our service office at the phone number on the back cover, or the address shown in the section titled Definitions of Special Terms Used in This Prospectus.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to contract owners that reside outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each variable investment option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Attained Age - Your age as defined by the Group Contract.

Business Day – Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading).  A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission.  We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt any transaction charge and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage.  Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.

Contract Anniversary - The same date each year as the Contract Date.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contract Holder - The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the Guideline Annual Premium under the Certificate.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge.  Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. The Certificate's Cash Surrender Value is used for Paid-Up Coverage and no additional premium payment is required.

Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Prudential Service Office – The office at which we receive payment and transaction requests, including premium payments, loan repayments, payments to prevent your Certificate from lapsing, allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  The office is located in Fort Washington, Pennsylvania.  Correspondence should be sent to the address to which you are directed by your Group Contract Holder or on the premium notice or applicable request form.  Your correspondence will be picked up at this address, processed and then transmitted to the Prudential Service Office.  Your payment or transaction request is not considered received by us until it is received at the Prudential Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the Prudential Service Office or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

 The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.:  811-07545

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates.  In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

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Total Annual Fund Operation Expenses	3
The Funds	3

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Advanced Series Trust:
AST Cohen & Steers Realty Portfolio	Appendix 1
AST Neuberger Berman Mid-Cap Growth Portfolio	Appendix 2
AST Neuberger/LSV Mid Cap Value Portfolio	Appendix 3

American Century Variable Portfolio, Inc.:
American Century VP Balanced Fund	Appendix 4
American Century VP International Fund	Appendix 5
American Century VP Value Fund	Appendix 6

Deutsche Variable Series Ii:
Deutsche Government & Agency Securities VIP	Appendix 7
Deutsche High Income VIP	Appendix 8
Deutsche Small Mid Cap Value VIP	Appendix 9
Deutsche Unconstrained Income VIP	Appendix 10

Dreyfus Variable Investment Fund:
Dreyfus VIF – International Equity Portfolio	Appendix 11

Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio	Appendix 12
Fidelity® VIP Freedom 2020 Portfolio	Appendix 13
Fidelity® VIP Freedom 2025 Portfolio	Appendix 14
Fidelity® VIP Freedom 2030 Portfolio	Appendix 15
Fidelity® VIP Mid Cap Portfolio	Appendix 16
Fidelity® VIP Overseas Portfolio	Appendix 17

Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund	Appendix 18
Templeton Developing Markets VIP Fund	Appendix 19
Templeton Foreign VIP Fund	Appendix 20
Templeton Global Bond VIP Fund	Appendix 21

Invesco:
Invesco V.I. Core Equity Fund	Appendix 22
Invesco V.I. Government Securities Fund	Appendix 23
Invesco V.I. International Growth Fund	Appendix 24
Invesco V.I. Managed Volatility Fund	Appendix 25
Invesco V.I. Small Cap Equity Fund	Appendix 26

Janus Aspen Series:
Janus Aspen Enterprise Portfolio	Appendix 27
Janus Aspen Global Research Portfolio	Appendix 28
Janus Aspen Overseas Portfolio	Appendix 29

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio	Appendix 30
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	Appendix 31
JPMorgan Insurance Trust Small Cap Core Portfolio	Appendix 32
JPMorgan Insurance Trust U.S. Equity Portfolio	Appendix 33

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 34
Lazard Retirement International Equity Portfolio	Appendix 35
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Appendix 36

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 37
MFS® Total Return Bond Series	Appendix 38

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Growth Portfolio	Appendix 39
Neuberger Berman AMT International Equity Portfolio	Appendix 40
Neuberger Berman AMT Large Cap Value Portfolio	Appendix 41
Neuberger Berman AMT Short Duration Bond Portfolio	Appendix 42
Neuberger Berman AMT Socially Responsive Portfolio	Appendix 43

PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio	Appendix 44
PIMCO Long-Term U.S. Government Portfolio	Appendix 45

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 46
PSF Diversified Bond Portfolio	Appendix 47
PSF Equity Portfolio	Appendix 48
PSF Flexible Managed Portfolio	Appendix 49
PSF Global Portfolio	Appendix 50
PSF Government Income Portfolio	Appendix 51
PSF High Yield Bond Portfolio	Appendix 52
PSF Jennison Portfolio	Appendix 53
PSF Jennison 20/20 Portfolio	Appendix 54
PSF Money Market Portfolio	Appendix 55
PSF Natural Resources Portfolio	Appendix 56
PSF Small Capitalization Stock Portfolio	Appendix 57
PSF Stock Index Portfolio	Appendix 58
PSF Value Portfolio	Appendix 59

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 60
T. Rowe Price New America Growth Portfolio	Appendix 61
T. Rowe Price Personal Strategy Balanced Portfolio	Appendix 62

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 63

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The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Funds.  More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	2.32%

Additional Risks Associated with the Variable Investment Options

This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”).  These Variable Investment Options have the prefix AST.  The AST Variable Investment Options are also available in variable annuity contracts we offer.  Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits.  The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options.  The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract.  Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

The Funds
This Contract offers Funds managed by AST Investment Services, Inc. and/or  Prudential Investments LLC, both of which are  affiliated companies of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or

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more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all AST Portfolios benefit us financially. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund and certain Funds of the Advanced Series Trust (AST).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST .

The investment management agreements for The Prudential Series Fund and the Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
ADVANCED SERIES TRUST
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Neuberger Berman Mid-Cap Growth Portfolio	Seeks capital growth.	Neuberger Berman Management LLC
AST Neuberger/LSV Mid- Cap Value Portfolio	Seeks capital growth.	LSV Asset Management; Neuberger Berman Management LLC
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	Prudential Investment Management, Inc.; Quantitative Management Associates

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Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	Prudential Investment Management, Inc.
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison 20/20 Focus Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Natural Resources Portfolio – Class I	Seeks long term growth of capital/	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-adviser
Unaffiliated Funds
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.

American Century VP Balanced Fund – Class I	Seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century Investment Management, Inc.
American Century VP International Fund – Class I	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc
DEUTSCHE VARIABLE SERIES II
Deutsche Government & Agency Securities VIP – Class A1	Seeks high current income consistent with preservation of capital.	Deutsche Asset & Wealth Management
Deutsche High Income VIP – Class A2	Seeks to provide a high level of current income.	Deutsche Asset & Wealth Management

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Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-adviser
Unaffiliated Funds
DEUTSCHE VARIABLE SERIES II
Deutsche Small Mid Cap Value VIP – Class A3	Seeks long-term capital appreciation.	Deutsche Asset & Wealth Management
Deutsche Unconstrained Income VIP – Class A4	Seeks a high total return.	Deutsche Asset & Wealth Management
DREYFUS VARIABLE INVESTMENT FUND
Dreyfus International Equity Portfolio – Initial Shares	Seeks capital growth.	The Dreyfus Corporation/Newton Capital Management, Ltd.
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Contrafund® Portfolio –Service Class	Seeks long-term capital appreciation.	Fidelity Management & Research Company/ FMR Co.; Other investment advisors
Fidelity® VIP Freedom 2020 Portfolio – Service Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Strategic Advisers, Inc., an affiliate of Fidelity Management & Research Company (FMR)
Fidelity® VIP Freedom 2025 Portfolio – Service Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Strategic Advisers, Inc., an affiliate of Fidelity Management & Research Company (FMR)
Fidelity® VIP Freedom 2030 Portfolio – Service Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Strategic Advisers, Inc., an affiliate of Fidelity Management & Research Company (FMR)
Fidelity® VIP Mid Cap Portfolio – Service Class	Seeks long-term growth of capital.	Fidelity Management & Research Company/ FMR Co. Inc.,; Other investment advisors
Fidelity® VIP Overseas Portfolio – Service Class	Seeks long-term growth of capital.	Fidelity Management & Research Company/ FMR Co., Inc.; Other investment advisors
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value VIP Fund – Class 2	Seeks long-term total return.	Franklin Advisory Services, LLC
Templeton Developing Markets VIP Fund – Class 2	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund – Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.
INVESCO
Invesco V.I. Core Equity Fund – Series I	Seeks Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund – Series I	Seeks total return, comprised of current income and capital appreciation.	Invesco Advisers, Inc.

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Variable Investment Option	Investment Objective Summary Investment Adviser/Sub-adviser
Unaffiliated Funds
INVESCO
Invesco V.I. International Growth Fund – Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Managed Volatility Fund – Series I	Seeks both capital appreciation and current income while managing portfolio volatility.	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund – Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
JANUS ASPEN SERIES
Janus Aspen Enterprise Portfolio – Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Global Research Portfolio – Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
JPMORGAN INSURANCE TRUST
JPMorgan Insurance Trust Core Bond Portfolio – Class 1	Seeks to maximize total return.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	Seeks long-term capital.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1	Seeks capital growth over the long term.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1	Seeks to provide a high total return from a portfolio of selected equity securities.	J.P. Morgan Investment Management Inc.
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio – Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series – Initial Class5	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Growth Portfolio – Class I	Seeks growth of capital.	Neuberger Berman Management LLC/ Neuberger Berman LLC
Neuberger Berman AMT International Equity Portfolio – Class S	Seeks long-term growth of capital by investing primarily in common stocks of foreign companies .	Neuberger Berman Management LLC NBM)/Neuberger Berman LLC
Neuberger Berman AMT Large Cap Value Portfolio – Class I	Seeks long-term growth of capital.	Neuberger Berman Management LLC/Neuberger Berman LLC

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Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-adviser
Unaffiliated Funds
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Short Duration Bond Portfolio – Class I	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Neuberger Berman Management LLC/Neuberger Berman Fixed Income LLC
Neuberger Berman AMT Socially Responsible Portfolio – Class I	Seeks long-term growth of capital by investing primarily in the securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management LLC/ Neuberger Berman LLC
PIMCO VARIABLE INSURANCE TRUST
PIMCO All Asset Portfolio – Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC/ Research Affiliates, LLC
PIMCO Long-Term U.S. Government Portfolio – Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. Rowe Price Personal Strategy Balanced Portfolio	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./T. Rowe Price International Ltd.

1 Formerly DWS Government & Agency Securities VIP
2 Formerly DWS High Income VIP
3 Formerly DWS Small Mid Cap Value VIP
4 Formerly DWS Unconstrained Income VIP
5 Formerly MFS® Research Bond Series

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

8

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive GVUL

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Additional Risks Associated with the Variable Investment Options	4
Portfolio Companies	4
Service Fees Payable to Prudential	7
The Fixed Account	7
Charges	8
Surrender Charge	8
Eligibility and Enrollment	9
“Free Look” Period	9
Maximum Age	9
Coverage Information	9
Additional Insurance Benefits	10
Additional Premium Payments	10
Changes in Face Amount	10
Definition of Life Insurance	10
Loans	10
Lapse and Reinstatement	10
Exclusions	11
Changes in Personal Status	11

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Advanced Series Trust:
AST Cohen & Steers Realty Portfolio	Appendix 1

Deutsche Variable Series II:
Deutsche Government & Agency Securities VIP	Appendix 2
Deutsche Small Mid Cap Value VIP	Appendix 3

Franklin Templeton Variable Insurance Products Trust:	Appendix 4
Templeton Foreign VIP Fund

Lazard Retirement Series, Inc.:	Appendix 5
Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 6

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 7
PSF Diversified Bond Portfolio	Appendix 8
PSF Equity Portfolio	Appendix 9

PSF Government Income Portfolio	Appendix 10
PSF High Yield Bond Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Money Market Portfolio	Appendix 13
PSF Small Capitalization Stock Portfolio	Appendix 14
PSF Stock Index Portfolio	Appendix 15
PSF Value Portfolio	Appendix 16

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 17
T. Rowe Price New America Growth Portfolio	Appendix 18

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 19

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $3.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum – $50.48 Minimum - $0.04 Representative guaranteed charge - $1.17
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $.296 Minimum - $0.296
Representative current charge - $0.298
Child Dependents Term Life Insurance	Monthly	Maximum - $0.106 Minimum - $0.106
Representative current charge - $0.107
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026 Representative current charge - $0.027
Waiver Benefit	Monthly	Maximum - $0.066 Minimum - $0.016 Representative current charge - $0.037

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 56 year old insured.  The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.
These are the maximum and minimum rates currently charged on one of our existing Executive Group contracts.  The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged on one of our existing Group contracts.
8.
The representative current charge for spouse term insurance is a sample rate currently charged on one of our existing Executive GVUL contracts for a 51 year old insured, who is the spouse of an active employee.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.38%

Additional Risks Associated with the Variable Investment Options

This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”).  These Variable Investment Options have the prefix AST.  The AST Variable Investment Options are also available in variable annuity contracts we offer.  Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits.  The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options.  The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract.  Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by AST Investment Services, Inc. and/or  Prudential Investments LLC, both of which are affiliated companies of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds").

4

Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all AST Portfolios benefit us financially.  Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund and certain Funds of the Advanced Series Trust (AST).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for The Prudential Series Fund and the Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
ADVANCED SERIES TRUST
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates

5

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	Prudential Investment Management, Inc.
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class 1	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
DEUTSCHE VARIABLE SERIES II
Deutsche Government & Agency Securities VIP – Class A1	Seeks high current income consistent with preservation of capital.	Deutsche Investment Management Americas Inc.
Deutsche Small Mid Cap Value VIP – Class A2	Seeks long-term capital appreciation.	Deutsche Investment Management Americas Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series – Initial Class3	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Fund	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

6

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd
1 Formerly DWS Government & Agency Securities VIP
2 Formerly DWS Small Mid Cap Value VIP
3 Formerly MFS® Research Bond Series

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 2%.

7

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund. Current rates are set, and may vary, on a case by case basis.

For certificates currently available to the largest existing Group case, the highest current rate per thousand is
$53.43, and applies to insureds at age 100. The lowest current rate per thousand is $0.04, and applies to insureds below age 20.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.10
55	$0.25
65	$0.77

Spouse Term Insurance: The current rate per thousand for spouse term insurance is currently $0.29 and applies to all insureds.

Child Term Insurance: The rate for child term insurance is currently $0.10 per thousand and applies to all insureds.
.

8

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $0.02.   Generally, one rate is payable at all ages for a given group of insureds.

Waiver Benefit: The current waiver charges will vary from $0.01 to $0.06 per $1,000 of Net Amount at Risk per month.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

9

Coverage Information

Face Amount

The minimum Face Amount is $50,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your certificate.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Loans

The minimum amount you may borrow at any one time is $100.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 5 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

10

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face

Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

11

PROSPECTUS
May 1, 2015
For certificates effective on or before 12/31/2008

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life
for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 18 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.   This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

In compliance with US law, Prudential delivers this prospectus to contract owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
       Telephone: (800) 562-9874

                                                       Page
SUMMARY OF CHARGES AND EXPENSES	1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

SUMMARY OF CONTRACT RISKS	5

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8

CHARGES AND EXPENSES	13

PERSONS HAVING RIGHTS UNDER THE CONTRACT	16

OTHER GENERAL CONTRACT PROVISIONS	17

PROCEDURES	22

ADDITIONAL INSURANCE BENEFITS	22

PREMIUMS	23

DEATH BENEFITS	27

SURRENDER AND WITHDRAWALS	30

LOANS	31

LAPSE AND REINSTATEMENT	32

TAXES	33

LEGAL PROCEEDINGS	35

FINANCIAL STATEMENTS	36

ADDITIONAL INFORMATION	36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	37

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche Variable Series II:
Deutsche High Income VIP	Appendix 1

Dreyfus Variable Insurance Fund:
Dreyfus International Equity Portfolio	Appendix 2
Dreyfus Opportunistic Small Cap Portfolio	Appendix 3

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets VIP Fund	Appendix 4
Templeton Foreign VIP Fund	Appendix 5

Janus Aspen Series:
Janus Aspen Enterprise Portfolio	Appendix 6

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 7

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 8

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Short Duration Bond Portfolio	Appendix 9

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 10
PSF Equity Portfolio	Appendix 11
PSF Flexible Managed Portfolio	Appendix 12
PSF Jennison Portfolio	Appendix 13
PSF Money Market Portfolio	Appendix 14
PSF Small Capitalization Portfolio	Appendix 15
PSF Stock Index Portfolio	Appendix 16

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 17
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 18

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes fees and expenses that we deduct from each premium payment, and fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	The maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds.

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The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance2,3:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.02
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.424
Net Interest on Loans5	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits3:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.006 Minimum - $6.006
Representative current charge - $6.007
Accidental Death & Dismemberment	Monthly	Maximum - $0.036 Minimum - $0.026
Representative current charge - $.027
Waiver Benefit	Monthly	Maximum - $0.076 Minimum - $0.0026
Representative current charge - $.017
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics.  The amounts shown in the table may not be representative of the charge that a Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting Aon Benfield Securities, Inc.

3.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.  The Child Term Insurance is expressed as a rate per unit.  The unit is a $10,000 benefit.

4.	The representative guaranteed charge for cost of insurance is a sample rate currently charged for a 46 year old Covered Person, who is a male AICPA member in the Select rate class.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

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Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.61%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary

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daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you previously selected.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges).  This charge is currently 0.00%.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.  See The Prudential Variable Contract Account GI-2, and the Allocation of Premiums sections.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another. We do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.   Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when the price is low and a lesser interest in the investment option when its price is high.   Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

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Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc. (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

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Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, Aon Benfield Securities, Inc. will notify you of the payment you need to make to prevent your insurance from terminating.  Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments.  Accessing your Certificate’s Cash Surrender Value through withdrawals may increase the chance that your Certificate will lapse. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

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Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in an underlying Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option .

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

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GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions.  Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts.  Each variable investment option is a Subaccount of the Account.  The Fixed Account is not a Subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contracts are segregated from all of Prudential’s other assets.  The assets of each Subaccount are segregated from the assets of each other Subaccount.  Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  you may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's

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description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider  the potential risk to us of offering a fund in light of the benefits provided by the Contract.

There are currently 17 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

We may terminate the availability of any variable investment option at any time.  If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and "Variable Investment Option"  are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio. Your Certificate may include Funds that are not currently accepting additional investments.  See the section titled The Prudential Variable Contract Account G-2.

Variable Investment Option Style/Type	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I Style/Type: Hybrid	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Equity Portfolio – Class I Style/Type: Large-Cap Blend	Seeks long-term growth of capital.	Jennison Associates LLC

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Variable Investment Option Style/Type	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Flexible Managed Portfolio - Class I Style/Type: Hybrid	Seeks total return consistent with an aggressively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Jennison Portfolio – Class I Style/Type: Large Cap Growth	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I Style/Type: Money Market	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Small Capitalization Stock Portfolio – Class I Style/Type: Small Cap Blend	Long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I Style/Type: Large Cap Blend	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
Variable Investment Option Style/Type	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
DEUTSCHE VARIABLE SERIES II
Deutsche High Income VIP – Class A1 Style/Type: Fixed Income – High Yield	Seeks to provide a high level of current income.	Deutsche Investment Management Americas, Inc.
Variable Investment Option Style/Type	Investment Objective Summary	Investment Adviser/Sub-Adviser
DREYFUS VARIABLE INVESTMENT FUND
Dreyfus International Equity Portfolio – Initial Shares Style/Type: International Equity	Seeks capital growth.	The Dreyfus Corporation/Newton Capital Management, Inc.
Dreyfus Opportunistic Small Cap Portfolio – Initial Shares2 Style/Type: Equity	Seeks capital growth.	The Dreyfus Corporation
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Developing Markets VIP Fund – Class 2 Style/Type: International – Equity	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund – Class 2 Style/Type: International – Equity	Seeks long-term capital growth.	Templeton Investment Counsel, LLC

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Variable Investment Option Style/Type	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
JANUS ASPEN SERIES
Janus Aspen Enterprise Portfolio - Institutional Style/Type: Mid-Cap Growth	Seeks long-term growth of capital	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares Style/Type: Emerging Markets – Equity	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class Style/Type: Large-Cap Core	Seeks capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Short Duration Bond Portfolio – Class I Style/Type: Fixed Income – Government	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Neuberger Berman Management Inc./Neuberger Berman Fixed Income LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio Style/Type: Large-Cap Value	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio Style/Type: Mid-Cap Growth	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.

1 Formerly DWS High Income VIP
2 Effective June 7, 2013, you may no longer make additional allocations into the Dreyfus Opportunistic Small Cap Portfolio.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities,

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there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Prudential has not verified that information independently.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the Funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its organization or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•	To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding Fund.

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•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

We may substitute the shares of another a Fund for another Mutual Fund or a portfolio or of an entirely different variable investment option.  We would not do this without any necessary Securities and Exchange Commission and/or any necessary state approval.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.  Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

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Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.    Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds.  The deduction reflects that, for federal taxes, all of the premium is treated as for an individual life insurance policy which have higher factors.  The definition of what premium is treated as for a group life certificate is found in IRC section 848.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20.  We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

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•	the additional insurance benefits shown in the Additional Insurance Benefits section;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $29.19, and applies to male Covered Persons age 99.  The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.04	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.69	$1.37

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage.  This charge is deducted from the annual refund, if any.

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Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month.  The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk.  We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago.  The charge is currently $2.50 for each quarterly report.  In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.  However, if the Certificate is assigned, then the assignee will become the Participant replacing

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any previous Participant.   A Participant has all the rights and obligations under his or his Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and
(6)	decrease face amount.

A Participant may assign his or her coverage.  Any rights, benefits or privileges that the Participant has may be assigned without restriction.  The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner.  At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement .  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. However, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,”

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we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•
You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section.  Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.  (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit premiums and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

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Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.  Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds.  We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds.  This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract.  If there is a Premium Refund, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month.  Also, we will adjust the first monthly cost of insurance deduction after we update our records.  This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later).

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Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options on Termination of Coverage section. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.  If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
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Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your

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premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate, The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the Covered Person’s date of birth. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after the request for payment is received in Good Order.  These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form.   We will determine the amount of the Death Benefit as of the date of the Covered Person's death.  For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

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We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

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PROCEDURES

Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the appropriate location for that specific payment or transaction request as described in the paragraphs immediately below.  There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

For premium payments (other than loan repayments) sent by mail:  Your premium payment will be picked up at the address to which you are directed to send such payment on your billing statement, processed and transmitted to Aon Benfield Securities, Inc.  Your premium payment is considered “received” on the Business Day it is received in Good Order at Aon Benfield Securities, Inc.  Aon Insurance Services is the plan agent for the Contract and is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Benfield Services, Inc.

For transaction requests sent by mail:  Your transaction request will be picked up at the address to which you are directed to send such transaction request on the appropriate transaction request form and delivered to Aon Benfield Securities, Inc.  Your transaction request is considered “received” on the Business Day it is received in Good Order at Aon Benfield Securities, Inc.  If you do not have the proper form, you may request one from Aon Benfield Securities Inc. at (800) 223-7473.

For loan repayments sent by mail:  Your loan repayment will be picked up at the address to which you are directed to send loan repayments on the loan repayment form, processed and transmitted to our service office.  Your transaction request is considered “received” on the Business Day it is received in Good Order at our service office.
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For transactions submitted via web or fax:  Your transaction is considered “received” on the Business Day it is received in Good Order by the website or the fax machine.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

Processing of Financial Transactions

Transactions received in Good Order before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit.  This life insurance benefit covers your dependent child or children.  The child must be unmarried, living at birth and less than 21 years old.  The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25.  You should refer to your Certificate to learn the details of any benefit that may be available to you.

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If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option.   Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit.  You may elect to decline an Accidental Death and Dismemberment Benefit.  An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

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You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.  Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any variable investment option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which your payment is received in Good Order. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE.  Any premium payment that is received before the Certificate Date and any premium payment that is not in Good Order will be held (on your behalf) in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will allocate any Net Premiums that we receive during the first 30 days to the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will credit any Net Premium~~s~~ to your Certificate Fund and allocate it to the investment options you selected.

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If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Subsequent premium payments received without the appropriate information will be held in a suspense account. If the appropriate information is received, the money will be applied to the Participant's account.  If the appropriate information is not received, the money will be returned.  This applies to funds and information received from the Group Contract Holder where there is not sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give you a form to use for this purpose.  The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another). The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically.  See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

 The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

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Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Prudential Variable Contract Account GI-2.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations.  Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. in Good Order on the form we require you to use for this purpose. Aon Benfield Securities, Inc. will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments.  See the section titled The Prudential Variable Contract Account GI-2. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio.

Aon Benfield Securities, Inc. will give you a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month.  If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

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•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when its price is low and when the price is high . Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change):

Another way of settling claims of $5,000 or more is via a retained asset account, such as Prudential’s Alliance Account whereby funds are held with Prudential. When the claim is paid, the full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name. Beneficiaries are notified of claim approval resulting in Alliance Account settlement and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Alliance Account kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately by writing a draft for the entire amount , may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. The Alliance Account has no monthly charges, per draft charges or draft reorder charges but may incur fees for special services such as stop payment requests, requests for draft copies, or requests for priority delivery of additional drafts ; a complete list of applicable fees is available upon request.

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The Alliance Account begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Alliance accountholders in advance via their quarterly statements or by calling customer support. Alliance Accounts include dedicated customer support and can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If the Alliance Account becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Alliance Account.

The Alliance Account is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in the Alliance Account are guaranteed by State Guaranty Associations. Please contact the National Organization of Life and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide a check clearing, account servicing and processing support. Alliance is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential Alliance Account, PO BOX 41582, Philadelphia, PA 19176.

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

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Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response.  Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase.  These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.
When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease.  These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

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How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next higher $10,000 increment.  We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age.  Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

                          SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

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•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Benfield Securities, Inc. will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

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We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund.  You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc..

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificate will no longer have any value.  The grace period is currently 71 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement , you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member.  (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

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We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability.  See the Incontestability section.

Currently, we do not charge for a reinstatement, but, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

The contract may not qualify as life insurance under federal tax law after the Insured has attained  age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the contract after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

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Certificates Not Classified As Modified Endowment Contracts

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If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service

("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

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If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and premium refunds (passed on to you as an annual refund) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

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The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.  We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of The Prudential Insurance Company of America’he Prudential Insurance Company of Americanesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have deular time, is often inherently uncertain.

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The Prudential Insurance Company of America establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Prudential Insurance Company of America reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Prudential Investment Management Services, to perform its contract with the Separate Account; or The Prudential Insurance Company of America's ability to meet its obligations

FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The audited financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact Aon Benfield Securities, Inc. at the phone number on the back cover.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to contract owners that reside outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – The company which offers and administers the plan.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading).  A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission.  We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of  each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan.  You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

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Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

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 The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series: 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark NJ 07102, and is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark NJ 07102-4077, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation.  Coverage is offered and administered through Aon Benfield Securities, Inc., Member FINRA/SIPC, 159 East County Line Road, Hatboro, PA 19040-1218, 1-800-223-7473.  The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services.  Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS.  Aon Insurance Services is a division of Affinity Insurance Services, Inc.; in CA, MN & OK, (CA License #0795465) Aon Insurance Services is a division of AIS Affinity Insurance Agency, Inc.; and in NY, AIS Affinity Insurance Agency.

Investment Company Act of 1940: Registration No.:  811-07545

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PROSPECTUS
May 1, 2015
For certificates effective on or after 01/01/2009

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life
for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 14 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.  This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

In compliance with US law, Prudential delivers this prospectus to contract owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

  The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

Page
SUMMARY OF CHARGES AND EXPENSES	1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

SUMMARY OF CONTRACT RISKS	5

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8

CHARGES AND EXPENSES	13

PERSONS HAVING RIGHTS UNDER THE CONTRACT	16

OTHER GENERAL CONTRACT PROVISIONS	17

PROCEDURES	21

ADDITIONAL INSURANCE BENEFITS	22

PREMIUMS	23

DEATH BENEFITS	26

SURRENDER AND WITHDRAWALS	30

LOANS	31

LAPSE AND REINSTATEMENT	32

TAXES	32

LEGAL PROCEEDINGS	35

FINANCIAL STATEMENTS	35

ADDITIONAL INFORMATION	36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	37

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AB Variable Product Series Fund, Inc.:
AB VPS International Growth Portfolio	Appendix 1
AB VPS Real Estate Investment Portfolio	Appendix 2

Deutsche Variable Series II:
Deutsche Small Mid Cap Value VIP	Appendix 3

Dreyfus Variable Investment Fund:
Dreyfus International Equity Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 5

Prudential Series Fund:
PSF High Yield Bond Portfolio	Appendix 6
PSF Jennison 20/20 Focus Portfolio	Appendix 7
PSF Money Market Portfolio	Appendix 8
PSF Small Capitalization Stock Portfolio	Appendix 9

PSF Stock Index Portfolio	Appendix 10
PSF Value Portfolio	Appendix 11

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 12
T. Rowe Price New America Growth Portfolio	Appendix 13
T. Rowe Price Personal Strategy Balanced Portfolio	Appendix 14

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes fees and expenses that we deduct from each premium payment, and fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	The maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds.

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The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance2,3:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $29.19 Minimum - $0.02
Charge for a Representative Participant		Representative guaranteed charge - $0.284
Net Interest on Loans5	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits3:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.006 Minimum - $6.006
Representative current charge - $6.007
Accidental Death & Dismemberment	Monthly	Maximum - $0.036 Minimum - $0.026
Representative current charge - $.027
Waiver Benefit	Monthly	Maximum - $0.076 Minimum - $0.0026
Representative current charge - $.017
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics.  The amounts shown in the table may not be representative of the charge that a Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting Aon Benfield Securities, Inc.

3.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.  The Child Term Insurance is expressed as a rate per unit.  The unit is a $10,000 benefit.

4.	The representative guaranteed charge for cost of insurance is a sample rate currently charged for a 48 year old Covered Person, who is a male AICPA member in the Select rate class.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

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Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.38%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary

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daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you previously selected.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges).  This charge is currently 0.00%.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4%. See The Fixed Account section.

Transfers among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.   Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when the price is low and a lesser interest in the investment option when the price is high .  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

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Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

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Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, Aon Benfield Securities, Inc. will notify you of the payment you need to make to prevent your insurance from terminating.  Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Accessing your Certificate’s Cash Surrender Value through withdrawals may increase the chance that your certificate will lapse. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

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Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option , which invests in an underlying Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option .

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

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GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts.  Each variable investment option is a Subaccount of the Account.  The Fixed Account is not a Subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of  assets invested under the Group Contracts are segregated from all of Prudential’s other assets.  The assets of each Subaccount are segregated from the assets of each other Subaccount. Thus, the assets in the Accoun t are not chargeable with liabilities arising out of any other business Prudential conducts.  When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder.  You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated

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Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

There are currently 14 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

We may terminate the availability of any variable investment option at any time.  If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice.  We do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option Style/Type	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF High Yield Bond Portfolio – Class I Style/Type: Taxable - Fixed Income – High Yield	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison 20/20 Focus Portfolio – Class I Style/Type: Large Cap Blend	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I Style/Type: Money Market	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.

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Variable Investment Option Style/Type	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Small Capitalization Stock Portfolio– Class I Style/Type: Small Cap Blend	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I Style/Type: Large Cap Blend	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I Style/Type: Large Cap Value	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option Style/Type	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
AB VARIABLE PRODUCT SERIES FUND, INC.
AB VPS International Growth Portfolio – Class A 2 Style/Type: International - Equity	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Real Estate Investment Portfolio – Class A1 3 Style/Type: Sector	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
DEUTSCHE VARIABLE SERIES II
Deutsche Small Mid Cap Value VIP – Class A4 Style/Type: Multi-Cap Value	Seeks long-term capital appreciation.	Deutsche Investment Management Americas Inc
DREYFUS VARIABLE INVESTMENT FUND
Dreyfus International Equity Portfolio –Initial Shares Style/Type: International Equity	Seeks capital growth.	Dreyfus Corporation/Newton Capital Management, Inc.
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio - Service Shares Style/Type: Emerging Markets – Equity	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio Style/Type: Mid-Cap Growth	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio Style/Type: Multi-Cap Growth	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. Rowe Price Personal Strategy Balanced Portfolio Style/Type:: Asset Allocation	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

1 Effective June 6, 2014, closed to all premium payments and transfers into this investment option.
2 Formerly AllianceBernstein International Growth Portfolio
3 Formerly AllianceBernstein Real Estate Investment Portfolio
4 Formerly DWS Small Mid Cap Value VIP

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The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Prudential has not verified that information independently.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the Funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete

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and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its organization or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•	To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

We may substitute the shares of a Fund for another mutual fund or a another portfolio or of an entirely different variable investment option.  We would not do this without any necessary Securities and Exchange Commission and/or any necessary state approval.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.  Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

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CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.    Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds.  The deduction reflects that, for federal taxes, all of the premium is treated as for an individual life insurance policy which have higher factors.  The definition of what premium is treated as for a group life certificate is found in IRC section 848.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20.  We will deduct the transaction charge from Certificate Fund.

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Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 2001 CSO Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $29.19, and applies to male Covered Persons age 99.  The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

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The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.04	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.47	$1.02

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage.  This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month.  The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s Life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk.  We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

2.
Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

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Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago.  The charge is currently $2.50 for each quarterly report.  In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations under his or her Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and
(6)	decrease face amount.

A Participant may assign his or her coverage.  Any rights, benefits or privileges that the Participant has may be assigned without restriction.  The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have

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attained the age of majority to be an Applicant Owner.  At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement .  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions. In the event that you do not have a valid beneficiary on file at your death, the claim will be payable to the first of the following: your (a) surviving spouse; (b) surviving child(ren) in equal shares; (c) surviving parents in equal shares; (d) surviving siblings in equal shares; (e) estate.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. However, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

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Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•
You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section.  Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit premiums and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.  Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

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Premium Refunds

The Group Contract is eligible to receive Premium Refunds.  We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds.  This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract.  If there is a Premium Refund, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month.  Also, we will adjust the first monthly cost of insurance deduction after we update our records.  This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options on Termination of Coverage section. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

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Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.  If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
•
Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

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Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the Covered Person’s date of birth. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after the request for payment is received in Good Order.  These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form.   We will determine the amount of the Death Benefit as of the date of the Covered Person's death.  For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

•
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the appropriate location for that specific payment or transaction request as described in the paragraphs immediately below.  There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

For premium payments (other than loan repayments) sent by mail:  Your premium payment will be picked up at the address to which you are directed to send such payment on your billing statement, processed and transmitted to Aon Benfield Securities, Inc.  Your premium payment is considered “received” on the Business Day it is received in Good Order at Aon Benfield Securities, Inc.  Aon Insurance Services is the plan agent for the Contract and is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Benfield Services, Inc.

For transaction requests sent by mail:  Your transaction request will be picked up at the address to which you are directed to send such transaction request on the appropriate transaction request form and delivered to Aon Benfield Securities, Inc.  Your transaction request is considered “received” on the Business Day it is received in Good Order at Aon Benfield Securities, Inc.  If you do not have the proper form, you may request one from Aon Benfield Securities Inc. at (800) 223-7473.

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For loan repayments sent by mail:  Your loan repayment will be picked up at the address to which you are directed to send loan repayments on the loan repayment form, processed and transmitted to our service office.  Your transaction request is considered “received” on the Business Day it is received in Good Order at our service office.
.
For transactions submitted via web or fax:  Your transaction is considered “received” on the Business Day it is received in Good Order by the website or the fax machine.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

Processing of Financial Transactions

Transactions received in Good Order before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit.  This life insurance benefit covers your dependent child or children.  The child must be unmarried, living at birth and less than 21 years old.  The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25.  You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option.   Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your

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Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit.  You may elect to decline an Accidental Death and Dismemberment Benefit.  An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments

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above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.  Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any variable investment option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which your payment is received in Good Order. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE.  Any premium payment that is received before the Certificate Date and any premium payment that is not in Good Order will be held (on your behalf) in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•
DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will allocate any Net Premiums that we receive during the first 30 days to the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 30 days.

~~•~~
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will credit any Net Premium~~s~~ to your Certificate Fund and allocate it to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Subsequent premium payments received without the appropriate information will be held in a suspense account. If the appropriate information is received, the money will be applied to the Participant's account.  If the appropriate information is not received, the money will be returned.  This applies to funds and information received from the Group Contract Holder where there is not sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give you a form to use for this purpose.  The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

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We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another). The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically.  See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations.  Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual

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limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. in Good Order on the form we require you to use for this purpose. Aon Benfield Securities, Inc. will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio.

Aon Benfield Securities, Inc. will give you a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month.  If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy more of the Investment Option when its price is low and a lesser interest in the investment option when the price is high. Therefore , you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face

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Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change):

Another way of settling claims of $5,000 or more is via a retained asset account, such as Prudential’s Alliance Account whereby funds are held with Prudential. When the claim is paid, the full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name. Beneficiaries are notified of claim approval resulting in Alliance Account settlement and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Alliance Account kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately by writing a draft for the entire amount , may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. The Alliance Account has no monthly charges, per draft charges or draft reorder charges but may incur fees for special services such as stop payment requests, requests for draft copies, or requests for priority delivery of additional drafts ; a complete list of applicable fees is available upon request.

The Alliance Account begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Alliance accountholders in advance via their quarterly statements or by calling customer support. Alliance Accounts include dedicated customer support and can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If the Alliance Account becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Alliance Account.

The Alliance Account is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in the Alliance Account are guaranteed by State Guaranty Associations. Please contact the National Organization of Life and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide a check clearing, account

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servicing and processing support. Alliance is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential Alliance Account, PO BOX 41582, Philadelphia, PA 19176.

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response.   Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

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Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase.  These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	Your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease.  These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment.  We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

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But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age.  Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Benfield Securities, Inc. will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

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There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund.  You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

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A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificate will no longer have any value.  The grace period is currently 71 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member.  (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability. See the Incontestability section.

Currently, we do not charge for a reinstatement, but we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

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We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

The contract may not qualify as life insurance under federal tax law after the Insured has attained  age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the contract after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

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Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and premium refunds (passed on to you as an annual refund) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under the Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

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You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.  We reserve the right to change these tax practices.
LEGAL PROCEEDINGS

Litigation and Regulatory Matters

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of The Prudential Insurance Company of America’he Prudential Insurance Company of Americanesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have deular time, is often inherently uncertain.

The Prudential Insurance Company of America establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Prudential Insurance Company of America reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Prudential Investment Management Services, to perform its contract with the Separate Account; or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.

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FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The audited financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact Aon Benfield Securities, Inc. at the phone number on the back cover.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to contract owners that reside outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – The company which offers and administers the plan.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day – Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading).  A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission.  We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of  each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan.  You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

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Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series: 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark NJ 07102, and is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark NJ 07102-4077, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation.  Coverage is offered and administered through Aon Benfield Securities, Inc., Member FINRA/SIPC, 159 East County Line Road, Hatboro, PA 19040-1218, 1-800-223-7473.  The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services.  Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS.  Aon Insurance Services is a division of Affinity Insurance Services, Inc.; in CA, MN & OK, (CA License #0795465)  Aon Insurance Services is a division of AIS Affinity Insurance Agency, Inc.; and in NY, AIS Affinity Insurance Agency.

Investment Company Act of 1940: Registration No.:  811-07545

39

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
CBS Corporation

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	6
The Fixed Account	6
Charges	6
When Monthly Charges are Deducted	8
Eligibility and Enrollment	8
“Free Look” Period	9
Exclusions	9
Coverage Information	9
Additional Insurance Benefits	10
Changes in Personal Status	10
Premiums	11
Definition of Life Insurance	11
Changes in Face Amount	11

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 1

Janus Aspen Series:
Janus Aspen Janus Portfolio	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 3

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 4
PSF Equity Portfolio	Appendix 5
PSF Flexible Managed Portfolio	Appendix 6
PSF Global Portfolio	Appendix 7
PSF Money Market Portfolio	Appendix 8
PSF Stock Index Portfolio	Appendix 9

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 10
T. Rowe Price New America Growth Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.964
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.126 Minimum - $0.126
Representative current charge - $0.127
* Spouse GVUL (Cost of Insurance)2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.604
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 51 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.32%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms "Fund”, “Portfolio”, and “Variable Investment Option”  are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

4

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Aspen Janus Portfolio - Institutional Shares1	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

1 Closed to all premium payments and transfers into this investment option for all new certificates effective May1, 2014 and later.

5

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the CBS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

6

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

The highest current rate per thousand is $29.94, and applies to insureds at age 95, who are smokers and have elected to continue their coverage.  The lowest current rate per thousand is $0.04 , and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$0.06
45	$0.14
55	$0.38
65	$0.65

Spouse Group Variable Universal Life Coverage

The highest current rate per thousand is $29.94 , and applies to insureds ages 95, who are smokers and whose spouses have elected to continue their coverage.  The lowest current rate per thousand is $0.04 , and applies to insured non-smoking spouses of active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for spouses of active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$0.06
45	$0.14
55	$0.38
65	$0.65

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Dependent Term Insurance

The rate for child term insurance is currently $0.12 per thousand.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through CBS

We generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date CBS forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

Active Salaried Employees of CBS Corporation (“CBS”) who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

Spouses who are also employees of CBS may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Children of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

•
A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

8

•
At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	Children who are also employees of CBS may not be covered both as an employee and a dependent. If both parents are employees of CBS, a child may be covered by only one parent.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2010.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

Coverage Information

Face Amount

Executive Employee Group Variable Universal Life Coverage

A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000.  The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage

All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000.  The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Spouse Group Variable Universal Life Coverage

A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to $250,000.

Dependent Children

A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

Evidence of Good Health

For a Participant who is An Employee

Other than as noted above in the Enrollment Period section, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual

9

Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home.  See Enrollment Period above for the special rules applicable to the applicable Benefits Enrollment Period.

For a Dependent Spouse

Other than as noted above in the Enrollment Period section, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health.   See Enrollment Period above for the special rules applicable to the applicable Benefits Enrollment Period.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

Changes in Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•
You may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•
If you terminate employment at any other time, you may continue your coverage on a Continuation basis. If you continue coverage on a Continuation basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either CBS or Prudential may end the Group Contract. See the Termination of Group Contract Holder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not CBS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If CBS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If CBS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

•	You may continue your plan regardless of whether CBS replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage.

See the Options on Termination of Coverage section of the prospectus.

10

Premiums

Payment of Premiums

For active employees and their dependents, CBS will send routine premium payments to Prudential by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who elect to continue their coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential as noted in the section Evidence of Good Health above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

Decreases in Face Amount

Your coverage amount will not be decreased unless you request a decrease from Prudential.

See the Changes in Face Amount and Taxes sections of the prospectus.

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

11

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	6
The Fixed Account	6
Charges	7
Eligibility and Enrollment	8
“Free Look” Period	8
Exclusions	8
Coverage Information	8
Additional Insurance Benefits	8
Definition of Life Insurance	9
Changes in Face Amount	9
Changes in Personal Status	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche Variable Series II:
Deutsche High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Aspen Janus Portfolio	Appendix 3
Janus Aspen Overseas Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Jennison Portfolio	Appendix 11
PSF Money Market Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.52%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.
Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $3.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.10

Representative guaranteed charge - $0.964

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Representative guaranteed charge - $0.335

Net Interest on Loans6	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.087 Minimum - $0.087 Representative current charge - $0.088
Spouse Dependents Term Life Insurance	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $2.197
Minimum - $0.067

Representative current charge - $0.119

Certificates effective on or after 01/01/2009:
Maximum - $2.197
Minimum - $0.067

Representative current charge - $0.119

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $2,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 51 year old insured.   The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 42 year old insured .  The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

6.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

7.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
8.
The representative current charge for additional insurance benefits are sample rates currently charged.The representative current charge for spouse term insurance is a sample rate currently charged for a 42 year old insured, who is the spouse of an active employee.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.32%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the variable investment options will be met. Please refer to the list below to see which variable investment options you may choose.

The terms  “Fund”, “Portfolio”, and “Variable Investment Option”  are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

4

The chart below reflects the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio - Class I	Seeks total return consistent with an aggressively managed diversified portfolio	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
DEUTSCHE VARIABLE SERIES II
Deutsche High Income VIP – Class A1	Seeks to provide a high level of current income.	Deutsche Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Aspen Janus Portfolio - Institutional Shares2	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company

5

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
T. ROWE PRICE EQUITY SERIES, INC
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

1 Formerly DWS High Income VIP
2 Closed to all premium payments and transfers into this investment option for all new certificates effective
May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

6

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $19.56, and applies to insureds at age 99.  The lowest current rate per thousand is $0.05, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.12
55	$0.32
65	$0.90

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand.  The highest current rate per thousand for spouse term insurance is currently $2.19 and applies to insureds age 70 and older.  The lowest current rate per thousand is $0.06, and applies to insureds under age 24.

7

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Coverage Information

Face Amount

The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

8

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Ingersoll Rand

This document is a supplement to the prospectus dated May 1, 2015   (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Ingersoll Rand Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	6
The Fixed Account	7
Charges	7
When Monthly Charges are Deducted	8
Eligibility and Enrollment	8
“Free Look” Period	9
Exclusions	9
Coverage Information	9
Additional Insurance Benefits	9
Premiums	10
Definition of Life Insurance	10
Changes in Face Amount	10

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AB Variable Product Series Fund, Inc.:
AB VPS Real Estate Investment Portfolio	Appendix 1

Deutsche Variable Series II:
Deutsche Government & Agency Securities VIP	Appendix 2
Deutsche High Income VIP	Appendix 3

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets VIP Fund	Appendix 4
Templeton Foreign VIP Fund	Appendix 5

Janus Aspen Series:
Janus Aspen Janus Portfolio	Appendix 6
Janus Aspen Overseas Portfolio	Appendix 7

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 8

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 9

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 10
PSF Equity Portfolio	Appendix 11
PSF Flexible Managed Portfolio	Appendix 12
PSF Global Portfolio	Appendix 13
PSF Jennison Portfolio	Appendix 14

PSF Money Market Portfolio	Appendix 15
PSF Stock Index Portfolio	Appendix 16
PSF Value Portfolio	Appendix 17

T. Rowe Price Equity Series, Inc
T. Rowe Price Equity Income Portfolio	Appendix 18
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 19
T. Rowe Price New America Growth Portfolio	Appendix 20

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 and 2% of the amount withdrawn. Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.10 Representative guaranteed charge - $1.63
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Spouse Dependents Term Life Insurance	Monthly	Maximum -$18.076 Minimum - $0.046
Representative current charge - $0.557
Child Dependents Term Life Insurance	Monthly	Maximum - $0.066 Minimum - $0.066
Representative current charge - $0.068
AD&D on employee’s life	Monthly	Maximum- $0.036 Minimum - $0.036
Representative current charge – 0.038
AD&D on employee and family’s life	Monthly	Maximum - $0.046 Minimum - $0.046
Representative current charge – 0.048
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 57 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for spouse term insurance is a sample rate currently charged for a 57 year old insured, who is the spouse of an active employee in Ingersoll Rand.
8.	The representative current charge for additional insurance benefits are sample rates currently charged.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.61%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and "Variable Investment Option"  are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

4

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	Prudential Investment Management, Inc.; Quantitative Management Associates, LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Adviser/Sub-Adviser
Unaffiliated Funds
AB VARIABLE PRODUCT SERIES FUND, INC
AB VPS Real Estate Investment Portfolio – Class A1 2	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
DEUTSCHE VARIABLE SERIES II
Deutsche Government & Agency Securities VIP – Class A3	Seeks high current income consistent with preservation of capital.	Deutsche Investment Management Americas Inc.
Deutsche High Income VIP – Class A4	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Developing Markets VIP Fund – Class 2	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Aspen Janus Portfolio - Institutional Shares5	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

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Variable Investment Option	Investment Objective Summary	Adviser/Sub-Adviser
Unaffiliated Funds
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

1 Effective June 6, 2014, closed to all premium payments and transfers into this investment option.
2 Formerly  AllianceBernstein VPS Real Estate Investment Portfolio
3 Formerly DWS Government & Agency Securities VIP
4 Formerly DWS High Income VIP
5 Closed to all premium payments and transfers into this investment option for all new certificates effective
May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of

6

the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the Ingersoll Rand Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

For Ingersoll Rand, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Ingersoll Rand plan.

The highest current rate per thousand is $22.26 and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.04, and applies to insured active employees under age 30.

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The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.12
55	$0.34
65	$1.05

Spouse Term Insurance:  The highest current rate per thousand is $18.07, and applies to spouses at age 99.  The lowest current rate per thousand currently offered for this benefit is $.04, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.06
45	$0.12
55	$0.34
65	$1.05

Child Term Insurance:  The rate for child term insurance is currently $0.06 per thousand.

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $0.03.  Generally, one rate is payable at all ages for a given group of insureds.

AD&D Family Rate:  The rate per thousand currently offered for this coverage is $0.04.  Generally, one rate is payable at all ages for a given group of insureds.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of Ingersoll Rand who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the Ingersoll Rand Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the Ingersoll Rand Group Universal Life Plan in existence on that date.

On and after January 1, 2005, no new enrollments are allowed into this plan.

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We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2009.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to Ingersoll Rand, if applicable.  See the Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000.  (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as explained in the section Evidence of Good Health below.

Evidence of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000.  However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill.  A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

9

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

Once enrolled, you may increase your Face Amount of insurance.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as noted in the section Evidence of Good Health above.

Decreases in Face Amount

Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

Please refer to the prospectus for information on these and other features of the Ingersoll Rand Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

 Supplement dated May 1, 2015
to Prospectus dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
The Funds	3
Service Fees Payable to Prudential	5
The Fixed Account	6
Charges	6
Eligibility and Enrollment	7
“Free Look” Period	7
Exclusions	8
Coverage Information	8
Additional Insurance Benefits	8
Changes in Personal Status	8
Premiums	9
Definition of Life Insurance	9
Changes in Face Amount	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolio, Inc.:
American Century VP Balanced Fund	Appendix 1
American Century VP International Fund	Appendix 2
American Century VP Value Fund	Appendix 3

J.P. Morgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio	Appendix 4
JPMorgan Insurance Trust Small Cap Core Portfolio	Appendix 5
JPMorgan Insurance Trust U.S. Equity Portfolio	Appendix 6

Prudential Series Fund:
PSF Flexible Managed Portfolio	Appendix 7
PSF Global Portfolio	Appendix 8
PSF High Yield Bond Portfolio	Appendix 9
PSF Jennison Portfolio	Appendix 10
PSF Money Market Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance.  You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract.  The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5%. Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.52%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $1.263
Net Interest on Loans4	Annually	2%
*     The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 54 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan.  More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.44%	1.33%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a

3

Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and "Variable Investment Option"  are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIALSERIES FUND
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF High Yield Bond Portfolio – Class I	Seeks a high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.

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Variable Investment Option	Investment Objective Summary	Adviser/Sub-Adviser
Unaffiliated Funds
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Balanced Fund – Class I	Seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century Investment Management, Inc.
American Century VP International Fund – Class I	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
J.P. MORGAN INSURANCE TRUST
JPMorgan Insurance Trust Core Bond Portfolio – Class 1	Seeks to maximize total return.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1	Seeks capital growth over the long term.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1	Seeks to provide a high total return from a portfolio of selected equity securities.	J.P. Morgan Investment Management Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.   Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate , we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate . We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate .

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

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The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select.  This charge is to compensate Prudential for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.86, and applies to insureds at age 99, who are smokers.  The lowest current rate per thousand is $0.06, and applies to insureds under age 30, who are nonsmokers.

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The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.18
55	$0.46
65	$1.27

When Monthly Charges Are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.  However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

 Eligible Group Members for the Group Variable Universal Life Insurance include:

•
Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

•
Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2001.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

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Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 and five times annual eligible compensation.  (When Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential prior to January 1, 2002.

Evidence of Good Health

Because you may no longer elect or increase your coverage or your spouse’s coverage there is no requirement to provide evidence of good health.

Additional Insurance Benefits

Accelerated Benefit Option

You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill.  Your accelerated benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less.   "Terminally ill" means you have a life expectancy of 12 months or less.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire.  Prudential will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement
You may elect to continue your coverage, at active employee rates, if you leave JP Morgan Chase & Company for any reason.  However, rates for Continuation coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either JP Morgan Chase & Company or Prudential may end the Group Contract.  Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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•
If JP Morgan Chase & Company does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential may terminate your Certificate.  We may also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If JP Morgan Chase & Company does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

Active employees, retirees, employees on an approved leave of absence, and Participants who elect continued coverage will be billed directly by Prudential (with a fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential.

See the Changes in Face Amount and Taxes sections of the prospectus.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates.  This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	5
The Fixed Account	6
Charges and Expenses	6
When Monthly Charges are Deducted	7
Eligibility and Enrollment	7
“Free Look” Period	8
Exclusions	8
Coverage Information	8
Additional Insurance Benefits	8
Changes in Personal Status	8
Premiums9	9
Definition of Life Insurance	9
Changes in Face Amount	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolio, Inc.:
American Century VP Value Fund	Appendix 1

Janus Aspen Series:
Janus Aspen Global Research Portfolio	Appendix 2

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 3
MFS® Total Return Bond Series	Appendix 4

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Large Cap Value Portfolio	Appendix 5

Prudential Series Fund:
PSF Equity Portfolio	Appendix 6
PSF Global Portfolio	Appendix 7
PSF High Yield Bond Portfolio	Appendix 8
PSF Jennison Portfolio	Appendix 9
PSF Money Market Portfolio	Appendix 10
PSF Small Capitalization Stock Portfolio	Appendix 11
PSF Stock Index Portfolio	Appendix 12

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 13
T. Rowe Price New America Growth Portfolio	Appendix 14

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid	Current – 2.81%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.08
Charge for a Representative Participant		Representative guaranteed charge - $0.563
Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for the cost of insurance is a sample rate charged for a 46 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.13%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's

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description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option”   are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF High Yield Bond Portfolio – Class I	Seeks a high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC

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Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
Unaffiliated Funds
Variable Investment Option	Investment Objective Summary	Adviser/Sub-Adviser
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
JANUS ASPEN SERIES
Janus Aspen Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series – Initial Class1	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Large Cap Value Portfolio – Class I	Seeks long-term growth of capital.	Neuberger Berman Management LLC/ Neuberger Berman LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

1 Formerly MFS® Research Bond Series

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum administrative services payments we receive with respect to a Fund is equal to an

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annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges and Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 2.81% . Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses.  They are described earlier in this supplement.

Monthly COI Charge

Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

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The guaranteed maximum rates may be up to 130% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $24.57 and applies to certain insureds at age 99, who have terminated employment.  The lowest current rate per thousand is $0.16, and applies to insureds under age 50, who are terminated.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
55	$0.32
65	$0.75

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

•	Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003.
•
Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

We refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 11/05/2003.  No new employees or spouses may enroll for coverage after that date.

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“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

•	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue coverage prior to 1/1/2003.
•	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Changes in Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

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Continuing Coverage If You Leave the Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

Termination of the Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Changes in Face Amount

Increases in Face Amount

After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount

Your Face Amount will decrease only if you voluntarily choose to reduce it.

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Conversion

If all or a part of your Face Amount of Insurance ends because ends for one of the reasons stated below,  you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health.  The reasons are:

•
Your employment ends, you transfer out of the covered classes, or the amount of your Face Amount Insurance is reduced by reasons of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class.

•	All Face Amount of Insurance that applies to you under the Group Contract for your class ends by amendment or otherwise.

To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

The amount of the individual contract cannot be more than the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Mayo Clinic

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	5
The Fixed Account	6
Charges	6
“Free Look” Period	7
Maximum Age	7
Exclusions	7
Coverage Information	8
Additional Insurance Benefits	8
Changes in Personal Status	8
Premiums	8
Definition of Life Insurance	8
Changes in Face Amount	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AB Variable Product Series Fund, Inc.:
AB VPS Real Estate Investment Portfolio	Appendix 1

Janus Aspen Series:
Janus Aspen Janus Portfolio	Appendix 2
Janus Aspen Overseas Portfolio	Appendix 3

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Growth Portfolio	Appendix 5

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 6
PSF Global Portfolio	Appendix 7
PSF Government Income Portfolio	Appendix 8
PSF High Yield Bond Portfolio	Appendix 9
PSF Money Market Portfolio	Appendix 10
PSF Natural Resources Portfolio	Appendix 11
PSF Small Capitalization Stock Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 15

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - $0.00
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $1.173
Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 56 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	2.32%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a

3

Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option”   are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	Prudential Investment Management, Inc.
PSF High Yield Bond Portfolio – Class I	Seeks a high total return.	Prudential Investment Management, Inc.
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Natural Resources Portfolio – Class I	Seeks long term growth of capital.	Jennison Associates LLC

4

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Adviser/Sub-Adviser
Unaffiliated Funds
AB VARIABLE PRODUCT SERIES FUND, INC.
AB VPS Real Estate Investment Portfolio – Class A1 2	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
JANUS ASPEN SERIES
Janus Aspen Janus Portfolio - Institutional Shares3	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Growth Portfolio - Class I	Seeks growth of capital.	Neuberger Berman Management LLC/ Neuberger Berman LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.

1 Effective June 6, 2014, closed to all premium payments and transfers into this investment option.
2 Formerly AllianceBernstein VPS Real Estate Investment Portfolio
2 Closed to all premium payments and transfers into this investment option for all new certificates effective
 May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations

5

you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 2.71% . Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

6

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $19.20 , and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.08
55	$0.20
65	$0.64

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."  When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Maximum Age

There are no maximum issue age limitations for this case.

Exclusions

There are no suicide exclusions.

7

Coverage Information

Face Amount

A Participant will be provided a Face Amount of three times his or her annual earnings or salary or as listed in the contract to a maximum of $3,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Changes in Personal Status

Continuing Coverage If You Become Disabled

If you become disabled and are unable to work, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you are no longer disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates and coverage amount will depend upon your age, date of hire, and years of service.  You can choose to pay premiums via an electronic funds transfer or be billed directly.  If we bill you directly for premium payments, there will be a charge of $3 per bill for administration expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an active Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums” section of the prospectus does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.  Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

8

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us.

Decrease in Face Amount

If your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Face amounts may decrease if you wish to continue coverage after retirement.  Decreases in coverage amounts will depend upon your age, date of hire, or years of service.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Mayo Clinic Retirees on or after 01/01/2010

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.  This is specific to the plan provided under Control Number 51001 – former employees enrolled in the Group Variable Universal Life Insurance plan provided under Control Number 46820, who were hired on or before 11/01/2003 and retired on or after 01/01/2010, and who were still enrolled at the time of retirement.  If you continue coverage under 46820, you should keep the prospectus supplement for both certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	5
The Fixed Account	6
Charges	6
Eligibility and Enrollment	7
“Free Look” Period	7
Maximum Age	7
Exclusions	7
Coverage Information	8
Additional Insurance Benefits	8
Premiums	8
Definition of Life Insurance	8
Changes in Face Amount	8

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AB Variable Product Series Fund, Inc.:
AB VPS Real Estate Investment Portfolio	Appendix 1

Janus Aspen Series:
Janus Aspen Janus Portfolio	Appendix 2
Janus Aspen Overseas Portfolio	Appendix 3

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Growth Portfolio	Appendix 5

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 6
PSF Global Portfolio	Appendix 7
PSF Government Income Portfolio	Appendix 8
PSF High Yield Bond Portfolio	Appendix 9
PSF Money Market Portfolio	Appendix 10
PSF Natural Resources Portfolio	Appendix 11
PSF Small Capitalization Stock Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 15

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 0.00%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $3.013
Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 66 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	2.32%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's

3

description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms  “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc. & Quantitative Management Associates
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	Prudential Investment Management, Inc.
PSF High Yield Bond Portfolio – Class I	Seeks a high total return.	Prudential Investment Management, Inc.
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Natural Resources Portfolio – Class I	Seeks long term growth of capital.	Jennison Associates LLC

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Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
AB VARIABLE PRODUCT SERIES FUND, INC.
AB VPS Real Estate Investment Portfolio – Class A1 2	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
JANUS ASPEN SERIES
Janus Aspen Janus Portfolio - Institutional Shares3	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Growth Portfolio - Class I	Seeks growth of capital.	Neuberger Berman Management LLC/ Neuberger Berman LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.

1 Effective June 6, 2014, closed to all premium payments and transfers into this investment option.
2  Formerly AllianceBernstein VPS Real Estate Investment Portfolio
3 Closed to all premium payments and transfers into this investment option for all new certificates effective
May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

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We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 2.71%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

6

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $19.20, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.08
55	$0.20
65	$0.64

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Maximum Age

There are no maximum issue age limitations for this case.

Exclusions

There are no suicide exclusions.

7

Coverage Information

Face Amount

A Participant will be provided a Face Amount of one time his or her annual earnings or salary as of 11/01/2003 or as listed in the contract to a maximum of $1,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums” section of the prospectus does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

Increases in face amount are not allowed.

Decrease in Face Amount

Decreases in coverage amounts will depend upon your age or years of service as of November 1, 2003.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	6
The Fixed Account	7
When Monthly Charges Are Deducted	8
Eligibility and Enrollment	8
Exclusions	9
Coverage Information	9
Additional Insurance Benefits	10
Changes in Personal Status	10
Premiums	11
Definition of Life Insurance	11
Changes in Face Amount	11

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche Variable Series II:
Deutsche High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Aspen Janus Portfolio	Appendix 3
Janus Aspen Overseas Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Jennison Portfolio	Appendix 11
PSF Money Market Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance.  You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract.  The “current charge” is the amount that we are now charging.  If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.41%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current charge - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.41% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Bi-weekly	Certificates issued on or before 12/31/2008: Maximum - $2.77 Current - $2.00 Certificates issued on or after 01/01/2009: Maximum - $6.00 Current - $2.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.10

Representative guaranteed charge - $3.984

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Charge for a Representative Participant		Representative guaranteed charge - $0.765
Net Interest on Loans6	Annually	2%
*Additional Insurance Benefits3
Spouse and Child Dependents Term Life Insurance	Monthly	Maximum - $1.957 Minimum - $1.957
Representative current charge - $1.958
*
The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 67year old insured guaranteed under the contract.
5.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 52 year old insured guaranteed under the contract.
6.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

7 .	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
8.	The representative current charge for additional insurance benefits are sample rates currently charged.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.32%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

4

The chart below reflects the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
DEUTSCHE VARIABLE SERIES II
Deutsche High Income VIP – Class A1	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Aspen Janus Portfolio - Institutional Shares2	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC

5

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

1 Formerly DWS High Income VIP
2 Closed to all premium payments and transfers into this investment option for all new certificates effective
May1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate . We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate .

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

6

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the JRS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.06% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select.  This charge is to compensate us for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Bi-Weekly Charges

Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $2.00 for administrative expenses from your Certificate Fund.  We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $30.28 , and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.05 , and applies to insured active employees under age 25.

7

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.10
45	$0.16
55	$0.45
65	$1.34

Spouse and child term insurance:  The rate for spouse and child term insurance is currently $1.95 per unit.  Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential.  We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

•
If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date.  The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

•
If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.  For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility:

•
Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis.  In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

•
Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse.  If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only.  We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

8

•
In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment.  Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•
When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support.  You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period.  You may enroll at any time.  If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage.  If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage.  Complete the application and mail it directly to Prudential.  Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary.  (The Face Amount is rounded up to the next higher multiple of $1,000).  See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child.  If you have spouse coverage, the coverage for your children is at no additional cost.

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Evidence of Good Health

Evidence of good health is not required when:

•	A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•
A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).  Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Additional Insurance Benefits

Accelerated Benefit Option

While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  "Terminally ill" means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance

You may buy $5,000 of term life insurance for your eligible spouse.  You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire.  Retiree rates are identical to those

10

of active Judges.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.
Continuing Coverage If You Leave Your Position as a Judge for Reasons Other Than Retirement

You may elect to continue your coverage if you leave the JRS for any reason. We call this “Continuation Coverage.”  Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a continued coverage rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract.  Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate.  We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly.  Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose to continue their coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

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Decreases in Face Amount

 Generally, your face amount will not decrease unless you request a decrease from Prudential.  However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Effect of Purchasing This Contributory Insurance on Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey.  The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79).  The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance.  The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children.  The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract.  Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

12

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sears Holdings Corporation

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	6
The Fixed Account	6
Charges	6
Surrender Charge7	7
Eligibility and Enrollment	8
“Free Look” Period	8
Maximum Age	8
Exclusions	8
Coverage Information	8
Additional Insurance Benefits	8
Additional Premium Payments	9
Definition of Life Insurance	9
Changes in Face Amount	9
Loans	9
Lapse and Reinstatement	9
Changes in Personal Status	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 1

Janus Aspen Series:
Janus Aspen Global Research Portfolio	Appendix 2

PIMCO Variable Insurance Trust:
PIMCO Total Return Portfolio	Appendix 3

Prudential Series Fund:
PSF High Yield Bond Portfolio	Appendix 4
PSF Jennison Portfolio	Appendix 5
PSF Money Market Portfolio	Appendix 6
PSF Small Capitalization Stock Portfolio	Appendix 7
PSF Stock Index Portfolio	Appendix 8

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 9
T. Rowe Price New America Growth Portfolio	Appendix 10
T. Rowe Price Personal Strategy Balanced Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, make a withdrawal, or request additional statements.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20.00 Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20.00 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20.00 per transfer after the twelfth. Current - $20.00 per transfer after the twelfth
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20.00 per statement Current - $0.00
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $0.04 Representative guaranteed charge - $1.52
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.126 Minimum - $0.126
Representative current charge - $0.127
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.576 Minimum - $0.066
Representative current charge - $.258
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026 Representative current charge - $0.027
*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 59 year old insured under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.
8.	The representative current charge for spouse term insurance is a sample rate currently charged for a 59 year old insured, who is the spouse of an active employee of Sears Holdings Corporation.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.03%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”,  and “Variable Investment Option” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

4

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Aspen Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC
PIMCO VARIABLE INSURANCE TRUST
PIMCO Total Return Portfolio – Administrative Class 1	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. Rowe Price Personal Strategy Balanced Portfolio	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.

1 Effective January 30, 2015, the PIMCO Total Return Portfolio is closed to all new premium payments and transfers.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

5

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

6

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $3.17 , and applies to insureds at age 78 and older.  The lowest current rate per thousand is $0.04, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.10
55	$0.26
65	$0.69

Spouse Term Insurance:  The highest current rate per thousand is $2.57 , and applies to spouses over age 74.  The lowest current rate per thousand currently offered for this benefit is $0.06, and applies to spouses under age 25.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.09
45	$0.14
55	$0.37
65	$0.95

Child term insurance:  The rate for child term insurance is currently $0.12 per thousand.

   AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $0.02.  Generally, one rate is payable at all ages for a given group of insureds.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

7

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are classes of active employees as determined by the employer.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 70. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Coverage Information

Face Amount

The minimum Face Amount is $50,000 and the maximum Face amount is $9,950,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

 Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit. "Terminally ill" means you have a life expectancy of 12

8

months or less (6 or 24 months in some states).  Prudential does not have an age restriction when applying for this Option. This benefit and the specific rules that apply to your group can be found in your certificate.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation TestIf that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Unisex Table (70% Male – 30% Female), and interest rates as described in The Internal Revenue Code, Section 7702.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Loans

The minimum amount you may borrow at any one time is $100.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

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Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

                   Supplement Dated May 1, 2015
 to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sinclair Services

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Sinclair Services Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	6
The Fixed Account	6
Charges	7
Surrender Charge	8
Eligibility and Enrollment	8
“Free Look” Period	8
Maximum Age	8
Exclusions	8
Coverage Information	8
Additional Insurance Benefits	9
Additional Premium Payments	9
Definition of Life Insurance	9
Changes in Face Amount	9
Loans	9
Lapse and Reinstatement	9
Changes in Personal Status	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AB Variable Product Series Fund, Inc.:
AB VPS Real Estate Investment Portfolio	Appendix 1

Deutsche Variable Series II:
Deutsche Government & Agency Securities VIP	Appendix 2
Deutsche Small Mid Cap Value VIP	Appendix 3

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 6

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 7
PSF Diversified Bond Portfolio	Appendix 8
PSF Equity Portfolio	Appendix 9
PSF Government Income Portfolio	Appendix 10
PSF High Yield Bond Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12

PSF Money Market Portfolio	Appendix 13
PSF Small Capitalization Portfolio	Appendix 14
PSF Stock Index Portfolio	Appendix 15
PSF Value Portfolio	Appendix 16

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 17
T. Rowe Price New America Growth Portfolio	Appendix 18

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 19

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $3.00 Current - $3.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $0.04 Representative guaranteed charge - $1.394
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Waiver Benefit	Monthly	Maximum - $0.066 Minimum - $0.016 Representative current charge - $0.037

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 58 year old insured.  The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.38%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

3

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option”  are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC

4

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	Prudential Investment Management, Inc.
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
AB VARIABLE PRODUCT SERIES FUND, INC
AB Real Estate Investment Portfolio – Class A1 2	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
DEUTSCHE VARIABLE SERIES II
Deutsche Government & Agency Securities VIP – Class A3	Seeks high current income consistent with preservation of capital.	Deutsche Investment Management Americas Inc.
Deutsche Small Mid Cap Value VIP – Class A4	Seeks long-term capital appreciation.	Deutsche Investment Management Americas Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series – Initial Class5	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Fund	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

5

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.

1 Effective June 6, 2014, closed to all premium payments and transfers into this investment option.
2 Formerly AllianceBernstein VPS Real Estate Investment Portfolio
3 Formerly DWS Government & Agency Securities VIP
4 Formerly DWS Small Mid Cap Value VIP
5 Formerly MFS® Research Bond Series

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units .

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%.

6

Charges

The current charges under your Sinclair Services Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $53.43 and applies to insureds at age 100 .  The lowest current rate per thousand is $ 0.05 , and applies to insureds at age 20 .

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.15
55	$0.39
65	$1.07

Waiver Benefit: The current waiver charges will vary from $0.01 to $0.06 per $1,000 of Net Amount at Risk per month.

7

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Coverage Information

Face Amount

The minimum Face Amount is $50,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

8

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your certificate.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

 Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease.

Loans

The minimum amount you may borrow at any one time is $100.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 5 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

9

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Towers Watson Pennsylvania

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential”, “we,” “us”) offers to you.  This supplement is not a complete Prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Towers Watson Pennsylvania Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	5
The Fixed Account	6
Charges	6
When Monthly Charges are Deducted	7
Eligibility and Enrollment	8
“Free Look” Period	8
Exclusions	8
Coverage Information	8
Additional Insurance Benefits	9
Premiums	9
Definition of Life Insurance	9
Changes in Face Amount	9
Changes in Personal Status	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche Variable Series II:
Deutsche High Income VIP	Appendix 1

Janus Aspen Series:
Janus Aspen Janus Portfolio	Appendix 2
Janus Aspen Overseas Portfolio	Appendix 3

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 4
PSF Flexible Managed Portfolio	Appendix 5
PSF Global Portfolio	Appendix 6
PSF Jennison Portfolio	Appendix 7
PSF Money Market Portfolio	Appendix 8
PSF Small Capitalization Stock Portfolio	Appendix 9
PSF Stock Index Portfolio	Appendix 10
PSF Value Portfolio	Appendix 11

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 12

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current - 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.10

Representative guaranteed charge - $0.963

Certificates effective on or after 01/01/2009:
Maximum - $47.38
Minimum - $0.04

Representative guaranteed charge - $0.67 3

Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1	The daily charge is based on the effective annual rate shown.
2
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3	The representative guaranteed charge for cost of insurance is a sample rate charged for a 51 year old insured guaranteed under the contract.
4
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan.  More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	0.85%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

3

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	Prudential Investment Management, Inc.; Quantitative Management Associates

4

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
DEUTSCHE VARIABLE SERIES II
Deutsche High Income VIP – Class A1	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
JANUS ASPEN SERIES
Janus Aspen Janus Portfolio - Institutional Shares2	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.

1 Formerly DWS High Income VIP
2 Closed to all premium payments and transfers into this investment option for all new certificates effective
May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

5

We receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the Towers Watson Pennsylvania Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks
Prudential deducts this charge from the assets of the Towers Watson Pennsylvania Group Contract that correspond to the Funds you select.  This charge is to compensate us for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.

6

For Towers Watson Pennsylvania, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $35.16, and applies to insureds age 99, who are retired smokers and have chosen to continue their coverage.  The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.13
55	$0.32
65	$0.79

When Monthly Charges are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Towers Watson Pennsylvania

We generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Watson Pennsylvania forwards the payroll deductions to us.

Towers Watson Pennsylvania intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month.  But, if Towers Watson Pennsylvania has not transferred the monthly payroll deductions to us by the 45th day after the premium due date, we will deduct the monthly charge on that 45th day.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the premium due date, we will deduct the charges from the Certificate Fund on that 45th day.  However, for groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Possible Additional Charges

For details on possible additional charges, see the Charges section of the prospectus.

7

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Towers Watson Pennsylvania.

•	Active, full-time reduced hour US employees of Towers Watson Pennsylvania.

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2010.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000.  (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•
For a Current Participant:  Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•
For a Newly Hired Eligible Group Member:  You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

8

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated.  “Terminally ill” means you have a life expectancy of 12 months or less.

Premiums

Payment of Premiums

For active employees, Towers Watson Pennsylvania will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly.  Retirees, employees on an approved leave of absence, and Participants who choose continued coverage will be billed directly by Prudential (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health.  You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from us.  However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Watson Pennsylvania.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

9

Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may elect to continue your coverage if you leave Towers Watson Pennsylvania for any reason. Rates for Continuation coverage are higher than rates for coverage as an active employee.  Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either Towers Watson Pennsylvania or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Watson Pennsylvania replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If Towers Watson Pennsylvania does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate.  We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If Towers Watson Pennsylvania does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options:  convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

See the Options On Termination of Coverage section of the prospectus.

Please refer to the prospectus for information on these and other features of the Towers Watson Pennsylvania Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

Supplement Dated May 1, 2015
to Prospectus Dated May 1, 2015
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Yellow Roadway

This document is a supplement to the prospectus dated May 1, 2015 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	5
The Fixed Account	6
Eligibility and Enrollment	7
“Free Look” Period	7
Exclusions	7
Coverage Information	8
Additional Insurance Benefits	8
Definition of Life Insurance	8
Changes in Personal Status	8
Changes in Face Amount	8

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche Variable Series II:
Deutsche High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Aspen Janus Portfolio	Appendix 3
Janus Aspen Overseas Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Jennison Portfolio	Appendix 11
PSF Money Market Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.   The following tables provide the “current” and “maximum charge” applicable to the Group Contract.  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amounted Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current - $0.00
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - The lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement. Current - $0.00.
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.50
*Cost of Insurance2
	Monthly	Maximum - $83.33 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $3.983
Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 67 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.32%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

This Contract offers Funds managed by Prudential Investments LLC, which is an affiliated company of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a

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Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the variable investment options will be met.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option ” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	Prudential Investment Management, Inc.; Quantitative Management Associates
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair & Company, LLC
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC

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Variable Investment Option	Investment Objective Summary	Sub-Adviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Unaffiliated Funds
DEUTSCHE VARIABLE SERIES II
Deutsche High Income VIP – Class A1	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Aspen Janus Portfolio - Institutional Shares2	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Unaffiliated Funds
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

1 Formerly DWS High Income VIP
2 Closed to all premium payments and transfers into this investment option for all new certificates effective
 May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Certificate Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by

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Certificate Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

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The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.50 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $22.18, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.03, and applies to insureds under age 35 who have chosen to continue their coverage.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.11
55	$0.26
65	$0.45

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are full time active executive level employees as determined by Yellow Roadway.   We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 11/30/2007.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Exclusions

There are no exclusions in the Yellow Roadway Group Variable Universal Life Insurance plan.

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Coverage Information

Face Amount

An Eligible Group Member may enroll for a Face Amount of coverage up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $3,000,000.  Prudential may ask questions about your health and ask you to have a medical exam.  The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.
Changes in Personal Status

Changes in Face Amount

Increases in Face Amount

For coverage based on annual salary or earnings, we may increase your Face Amount based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.
Continuing Coverage at Retirement or Disability

You can continue coverage at retirement or if you become disabled. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2015

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups.  You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2015 , as supplemented from time to time.

This SAI includes the consolidated financial statements of Prudential, which should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Account”).

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800)562-9874

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The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 under New Jersey law as a separate investment account.  The Account meets the definition of a “separate account” under federal securities laws. Each Subaccount within the Account invests in a corresponding Fund from among the variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential.  Prudential is also the legal owner of the assets in the Account.  Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account.  In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account.  From time to time, these additional assets will be transferred to Prudential’s general account.  Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account. The assets held in the Account in support of client accounts are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company.  This does not involve any supervision by the SEC of the management or investment policies or practices of the Account.  For state law purposes, the Account is treated as a part or division of Prudential.  Prudential reserves the right to take all actions in connection with the operation of the Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates.  PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws.  PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA).  PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102.  PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so.  These broker/dealers may be affiliated with Prudential and PIMS.  The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contract Holder about compensation that will be payable to applicable broker-dealers.  The Group Contract Holder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions.  A new disclosure must be signed by the Group Contract Holder with any broker of record change.  In addition, Prudential will report annually to the Group Contract Holder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules.  The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of

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sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period.  Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2014 , December 31, 2013 and December 31, 2012 were $0, $0, and $0, respectively.  Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws).  But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws.  Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year.  Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect.  To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.  As of December 31, 2014 , we are not aware of any firms (or their broker/dealers) that received payment or accrued a payment amount with respect to variable product business during 2014 .

Services Performed By Third Parties

Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place.  The Group Contract Holder has the same right.  That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contract Holder.

In some cases, the third party might be another part of Prudential.  (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial).  In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

The Prudential Insurance Company of America (“Prudential”) entered into an administrative agreement with Wells Fargo (formerly Wachovia), in which Wells Fargo provides remittance processing expertise and research and development capabilities.  Fees for such services vary monthly, depending on the number of remittances and

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processing methods used for varying types of remittance.  Under this agreement, Wells Fargo received from Prudential for remittance processing services rendered approximately $1.1 million in 2014, $1.1 million in 2013, and $1.2 million in 2012.  For all banking operating services provided by Wells Fargo, Prudential has paid $2.7 million in 2014, $2.9 million in 2013, and $2.7 million in 2012. Wells Fargo's principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

The Prudential Insurance Company of America (“Prudential”) entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values and unit values of the subaccounts within the Account.   Under this agreement, State Street received from Prudential for GVUL for investment accounting and recordkeeping services rendered approximately $165 thousand in 2014, $242 thousand in 2013, and $216 thousand in 2012.    State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs.  Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us.  Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract.  Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against.  Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all

4

jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•
the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•
the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

5

Fiduciary/Prohibited Transaction Requirements under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contract Holder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contract Holders to be made available to Participants. The performance information represents past performance, and is no guarantee of future results.   The amounts shown reflect the daily charges for mortality and expense risk.  These charges are currently equal to an effective annual charge of 0.45%.  The charge is guaranteed to not exceed an effective annual rate of 0.90%.  The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of Death Benefits and Cash Surrender Values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.

Ratings and Advertisements

Independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A.M. Best Company, rate Prudential.  These ratings reflect our financial strength and claims-paying ability.  They are not intended to rate the investment experience or financial strength of the Account.  We may advertise these ratings from time to time.  Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Experts

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the financial statements of The Prudential Variable Contract Account GI-2 as of December 31, 2014 and for each of the periods presented in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as

6

experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Account”).  The Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

7

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Neuberger Berman AMT Short Duration Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,635,301	$5,528,515	$21,244,502	$6,920,788	$1,477,477

Net Assets	$3,635,301	$5,528,515	$21,244,502	$6,920,788	$1,477,477

NET ASSETS, representing:
Equity of Participants	$3,635,301	$5,528,515	$21,244,502	$6,904,213	$1,477,477
Equity of The Prudential Insurance Company of America	-	-	-	16,575	-

	$3,635,301	$5,528,515	$21,244,502	$6,920,788	$1,477,477

Units outstanding	273,176	243,508	956,966	505,609	100,755

Portfolio shares held	363,530	233,172	430,661	179,481	138,600
Portfolio net asset value per share	$10.00	$23.71	$49.33	$38.56	$10.66
Investment in portfolio shares, at cost	$3,635,301	$3,031,148	$11,300,144	$3,169,528	$1,511,533

STATEMENT OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Neuberger Berman AMT Short Duration Bond Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$26	$-	$604,148	$-	$25,768

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	14,907	24,278	89,950	29,345	6,763

NET INVESTMENT INCOME (LOSS)	(14,881)	(24,278)	514,198	(29,345)	19,005

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	874,726	-	-
Realized gain (loss) on shares redeemed	-	51,997	197,283	101,119	(15,466)
Net change in unrealized gain (loss) on investments	-	510,856	865,780	405,554	(1,029)

NET GAIN (LOSS) ON INVESTMENTS	-	562,853	1,937,789	506,673	(16,495)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,881)	$538,575	$2,451,987	$477,328	$2,510

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Deutsche High Income VIP	MFS® Research Series – Initial Class	Dreyfus Variable Investment Opportunistic Small Cap Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio

$4,201,221	$8,782,562	$5,794,575	$5,227,234	$3,652,806	$786,014	$1,158,356	$1,040,327

$4,201,221	$8,782,562	$5,794,575	$5,227,234	$3,652,806	$786,014	$1,158,356	$1,040,327

$4,201,221	$8,782,562	$5,794,575	$5,227,234	$3,652,806	$769,123	$1,158,356	$1,024,924
-	-	-	-	-	16,891	-	15,403

$4,201,221	$8,782,562	$5,794,575	$5,227,234	$3,652,806	$786,014	$1,158,356	$1,040,327

191,082	395,847	251,944	292,156	120,444	168,721	46,443	279,866

636,549	301,703	121,276	347,325	397,044	67,411	226,684	39,287
$6.60	$29.11	$47.78	$15.05	$9.20	$11.66	$5.11	$26.48
$3,977,561	$4,032,626	$2,352,695	$3,890,360	$2,586,455	$721,953	$1,101,922	$682,229

SUBACCOUNTS (Continued)
Deutsche High Income VIP	MFS® Research Series – Initial Class	Dreyfus Variable Investment Opportunistic Small Cap Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$287,311	$69,356	$-	$104,082	$54,102	$7,228	$68,004	$-

19,398	37,763	28,742	25,509	17,013	2,525	5,080	2,622

267,913	31,593	(28,742)	78,573	37,089	4,703	62,924	(2,622)

-	629,343	-	-	-	-	-	-
(6,171)	18,257	817,014	(18,329)	(4,080)	1,616	313	10,914
(217,914)	101,269	(749,140)	(737,677)	(373,248)	35,241	(38,738)	71,621

(224,085)	748,869	67,874	(756,006)	(377,328)	36,857	(38,425)	82,535

$43,828	$780,462	$39,132	$(677,433)	$(340,239)	$41,560	$24,499	$79,913

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Prudential Jennison Portfolio	Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	VP Value Fund
ASSETS
Investment in the portfolios, at fair value	$3,558,813	$453,277	$107,842	$102,907	$357,284

Net Assets	$3,558,813	$453,277	$107,842	$102,907	$357,284

NET ASSETS, representing:
Equity of Participants	$3,558,813	$439,902	$107,842	$102,907	$357,284
Equity of The Prudential Insurance Company of America	-	13,375	-	-	-

	$3,558,813	$453,277	$107,842	$102,907	$357,284

Units outstanding	186,336	193,104	5,087	6,219	10,864

Portfolio shares held	87,119	17,623	13,531	10,311	37,969
Portfolio net asset value per share	$40.85	$25.72	$7.97	$9.98	$9.41
Investment in portfolio shares, at cost	$1,304,027	$280,435	$79,625	$68,101	$206,003

STATEMENT OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Prudential Jennison Portfolio	Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	VP Value Fund
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$-	$1,668	$1,692	$5,228

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	15,199	933	495	460	1,526

NET INVESTMENT INCOME (LOSS)	(15,199)	(933)	1,173	1,232	3,702

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	9,507	-	-
Realized gain (loss) on shares redeemed	26,711	1,395	669	(35)	641
Net change in unrealized gain (loss) on investments	298,869	15,569	(1,431)	(7,399)	36,001

NET GAIN (LOSS) ON INVESTMENTS	325,580	16,964	8,745	(7,434)	36,642

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$310,381	$16,031	$9,918	$(6,202)	$40,344

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio	Prudential Small Capitalization Stock Portfolio	MFS® Research Bond – Initial Class	T. Rowe Price Equity Income Portfolio	Neuberger Berman AMT Large Cap Value Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	Janus Aspen Janus Portfolio – Institutional Shares

$8,821,913	$905,952	$2,885,408	$126,230	$10,410,638	$15,733	$360,690	$59,955

$8,821,913	$905,952	$2,885,408	$126,230	$10,410,638	$15,733	$360,690	$59,955

$8,821,913	$905,952	$2,885,408	$126,230	$10,410,638	$2,696	$360,690	$59,955
-	-	-	-	-	13,037	-	-

$8,821,913	$905,952	$2,885,408	$126,230	$10,410,638	$15,733	$360,690	$59,955

193,298	42,758	65,048	5,757	415,304	9,769	23,348	3,404

316,424	36,384	104,658	9,350	346,790	960	8,702	1,677
$27.88	$24.90	$27.57	$13.50	$30.02	$16.39	$41.45	$35.76
$6,778,408	$778,249	$1,955,492	$99,182	$6,268,217	$6,976	$180,554	$24,019

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio	Prudential Small Capitalization Stock Portfolio	MFS® Research Bond – Initial Class	T. Rowe Price Equity Income Portfolio	Neuberger Berman AMT Large Cap Value Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	Janus Aspen Janus Portfolio – Institutional Shares
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$-	$-	$3,608	$175,949	$114	$3,848	$237

37,051	3,521	12,319	562	45,238	21	1,616	292

(37,051)	(3,521)	(12,319)	3,046	130,711	93	2,232	(55)

949,108	125,920	-	-	-	-	-	4,661
16,866	(6,799)	2,987	170	38,972	3,064	12,318	6,663
66,737	(46,099)	153,329	3,287	514,508	(1,682)	9,166	(3,551)

1,032,711	73,022	156,316	3,457	553,480	1,382	21,484	7,773

$995,660	$69,501	$143,997	$6,503	$684,191	$1,475	$23,716	$7,718

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard Retirement U.S. Small Mid-Cap Equity Portfolio – Service Shares	Janus Aspen Enterprise Portfolio – Institutional Shares	AllianceBernstein VPS Real Estate Investment Portfolio	Deutsche Government & Agency Securities VIP
ASSETS
Investment in the portfolios, at fair value	$97,904	$74,076	$4,945,311	$237,147	$21,946

Net Assets	$97,904	$74,076	$4,945,311	$237,147	$21,946

NET ASSETS, representing:
Equity of Participants	$97,904	$74,076	$4,945,311	$237,147	$7,701
Equity of The Pudential Insurance Company of America	-	-	-	-	14,245

	$97,904	$74,076	$4,945,311	$237,147	$21,946

Units outstanding	4,379	2,748	208,643	5,501	10,465

Portfolio shares held	3,007	9,056	80,086	23,715	1,860
Portfolio net asset value per share	$32.56	$8.18	$61.75	$10.00	$11.80
Investment in portfolio shares, at cost	$59,750	$69,657	$1,897,283	$237,364	$22,658

STATEMENT OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard Retirement U.S. Small Mid-Cap Equity Portfolio – Service Shares	Janus Aspen Enterprise Portfolio – Institutional Shares	AllianceBernstein VPS Real Estate Investment Portfolio	Deutsche Government & Agency Securities VIP
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$3,636	$-	$7,369	$7,210	$503

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	540	370	21,423	1,302	36

NET INVESTMENT INCOME (LOSS)	3,096	(370)	(14,054)	5,908	467

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	11,739	11,788	315,176	64,632	-
Realized gain (loss) on shares redeemed	(693)	(1,318)	39,054	610	(86)
Net change in unrealized gain (loss) on investments	(29,200)	(1,841)	202,223	(7,656)	708

NET GAIN (LOSS) ON INVESTMENTS	(18,154)	8,629	556,453	57,586	622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,058)	$8,259	$542,399	$63,494	$1,089

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	Deutsche Small Mid Cap Value VIP	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio

$2,568,755	$319,770	$1,375,451	$343,513	$2,194,323	$727,277	$27,271	$13,924

$2,568,755	$319,770	$1,375,451	$343,513	$2,194,323	$727,277	$27,271	$13,924

$2,548,823	$319,770	$1,375,451	$343,513	$2,194,323	$727,277	$-	$999

19,932	-	-	-	-	-	27,271	12,925

$2,568,755	$319,770	$1,375,451	$343,513	$2,194,323	$727,277	$27,271	$13,924

142,273	17,076	91,358	15,727	166,308	42,085	1,000	1,076

114,421	14,430	74,956	19,309	109,936	35,373	925	1,168
$22.45	$22.16	$18.35	$17.79	$19.96	$20.56	$29.47	$11.92
$1,783,284	$247,275	$1,286,001	$269,773	$2,283,378	$702,516	$9,743	$13,442

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	Deutsche Small Mid Cap Value VIP	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$-	$28,276	$2,092	$39,123	$10,573	$-	$47

10,669	1,290	5,934	1,250	10,076	2,844	-	82

(10,669)	(1,290)	22,342	842	29,047	7,729	-	(35)

-	-	-	1,251	20,716	48,893	-	-
11,332	902	(2,327)	68	(12,976)	(641)	73	(9)
192,415	19,284	(62,142)	14,740	(144,467)	(25,572)	1,689	728

203,747	20,186	(64,469)	16,059	(136,727)	22,680	1,762	719

$193,078	$18,896	$(42,127)	$16,901	$(107,680)	$30,409	$1,762	$684

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Prudential Natural Resources Portfolio	T. Rowe Price International Stock Portfolio	Invesco V.I. Core Equity Fund	Fidelity VIP Equity-Income Portfolio – Service Class	PIMCO Long-Term U.S Government Portfolio
ASSETS
Investment in the portfolios, at fair value	$14,875	$26,000	$16,446	$138,643	$289,829

Net Assets	$14,875	$26,000	$16,446	$138,643	$289,829

NET ASSETS, representing:
Equity of Participants	$-	$4,309	$-	$124,976	$270,143
Equity of The Prudential Insurance Company of America	14,875	21,691	16,446	13,667	19,686

	$14,875	$26,000	$16,446	$138,643	$289,829

Units outstanding	1,000	1,198	10,000	102,573	146,901

Portfolio shares held	498	1,704	401	5,729	24,052
Portfolio net asset value per share	$29.87	$15.26	$41.00	$24.20	$12.05
Investment in portfolio shares, at cost	$12,796	$15,027	$10,355	$112,289	$255,953

STATEMENT OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Prudential Natural Resources Portfolio	T. Rowe Price International Stock Portfolio	Invesco V.I. Core Equity Fund	Fidelity VIP Equity-Income Portfolio – Service Class	PIMCO Long-Term U.S Government Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$285	$138	$3,776	$9,560

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	-	121	-	-	-

NET INVESTMENT INCOME (LOSS)	-	164	138	3,776	9,560

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	151	77	1,854	-
Realized gain (loss) on shares redeemed	15	(10)	947	(256)	1,872
Net change in unrealized gain (loss) on investments	(3,714)	(755)	4	5,376	85,358

NET GAIN (LOSS) ON INVESTMENTS	(3,699)	(614)	1,028	6,974	87,230

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,699)	$(450)	$1,166	$10,750	$96,790

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

Deutsche Capital Growth VIP	Mutual Global Discovery VIP Fund – Class 2	PIMCO VIT Total Return Portfolio	AllianceBernstein VPS International Growth Portfolio	Fidelity VIP Freedom 2015 Portfolio	Invesco V.I. International Growth Fund	Franklin Large-Cap Value VIP Fund	Templeton Global Bond VIP Fund – Class 2

$359,889	$164,400	$49,405	$155,166	$178,680	$172,490	$-	$131,476

$359,889	$164,400	$49,405	$155,166	$178,680	$172,490	$-	$131,476

$341,447	$148,713	$21,834	$145,334	$163,228	$159,462	$-	$114,167

18,442	15,687	27,571	9,832	15,452	13,028	-	17,309

$359,889	$164,400	$49,405	$155,166	$178,680	$172,490	$-	$131,476

194,489	104,824	12,919	20,570	124,939	132,876	-	70,809

12,016	7,436	4,411	8,149	14,226	4,947	-	7,308
$29.95	$22.11	$11.20	$19.04	$12.56	$34.87	$-	$17.99
$196,524	$146,067	$47,528	$124,337	$127,550	$138,277	$-	$122,925

SUBACCOUNTS (Continued)
Deutsche Capital Growth VIP	Mutual Global Discovery VIP Fund – Class 2	PIMCO VIT Total Return Portfolio	AllianceBernstein VPS International Growth Portfolio	Fidelity VIP Freedom 2015 Portfolio	Invesco V.I. International Growth Fund	Franklin Large-Cap Value VIP Fund	Templeton Global Bond VIP Fund – Class 2
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 10/1/2014**	01/01/2014 to 12/31/2014

$2,324	$3,482	$4,665	$-	$2,831	$2,803	$1,781	$7,468

-	-	196	996	-	-	6	-

2,324	3,482	4,469	(996)	2,831	2,803	1,775	7,468

21,244	10,775	-	-	3,012	-	-	-
19,096	1,173	1,351	12,410	35	(60)	47,013	(211)
(763)	(7,321)	2,589	(9,571)	2,068	(2,343)	(41,776)	(4,574)

39,577	4,627	3,940	2,839	5,115	(2,403)	5,237	(4,785)

$41,901	$8,109	$8,409	$1,843	$7,946	$400	$7,012	$2,683

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Strategic Income VIP Fund – Class 2	Fidelity VIP Value Strategies Portfolio – Service Class
ASSETS
Investment in the portfolios, at fair value	$17,333	$280,155	$267,561	$46,205	$386,537

Net Assets	$17,333	$280,155	$267,561	$46,205	$386,537

NET ASSETS, representing:
Equity of Participants	$-	$262,674	$249,299	$30,733	$371,741
Equity of The Prudential Insurance Company of America	17,333	17,481	18,262	15,472	14,796

	$17,333	$280,155	$267,561	$46,205	$386,537

Units outstanding	10,000	160,537	154,228	29,552	261,467

Portfolio shares held	713	11,435	7,146	4,000	25,497
Portfolio net asset value per share	$24.30	$24.50	$37.44	$11.55	$15.16
Investment in portfolio shares, at cost	$9,156	$259,989	$210,095	$45,163	$267,250

STATEMENT OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Strategic Income VIP Fund – Class 2	Fidelity VIP Value Strategies Portfolio – Service Class
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$99	$-	$411	$2,782	$3,516

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	-	-	-	-	-

NET INVESTMENT INCOME (LOSS)	99	-	411	2,782	3,516

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,067	110,944	4,374	922	-
Realized gain (loss) on shares redeemed	1,131	7,627	(61)	-	545
Net change in unrealized gain (loss) on investments	(983)	(98,326)	13,610	(2,846)	20,294

NET GAIN (LOSS) ON INVESTMENTS	2,215	20,245	17,923	(1,924)	20,839

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,314	$20,245	$18,334	$858	$24,355

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Fidelity VIP Money Market Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Fidelity VIP Freedom 2020 Portfolio – Service Class	Fidelity VIP Index 500 Portfolio – Service Class	PIMCO Low Duration Portfolio	PIMCO Short-Term Portfolio	Deutsche Small Cap Index VIP

$971,277	$48,141	$410,530	$42,556	$625,605	$76,330	$11,847	$34,863

$971,277	$48,141	$410,530	$42,556	$625,605	$76,330	$11,847	$34,863

$960,566	$33,662	$393,199	$28,510	$600,157	$62,995	$-	$18,632
10,711	14,479	17,331	14,046	25,448	13,335	11,847	16,231

$971,277	$48,141	$410,530	$42,556	$625,605	$76,330	$11,847	$34,863

905,064	33,000	242,242	30,297	385,416	56,181	10,000	21,481

971,277	3,664	11,027	3,340	3,015	7,215	1,155	2,012
$1.00	$13.14	$37.23	$12.74	$207.49	$10.58	$10.26	$17.33
$971,277	$36,033	$332,739	$32,257	$392,771	$72,533	$11,361	$20,134

SUBACCOUNTS (Continued)
Fidelity VIP Money Market Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Fidelity VIP Freedom 2020 Portfolio – Service Class	Fidelity VIP Index 500 Portfolio – Service Class	PIMCO Low Duration Portfolio	PIMCO Short-Term Portfolio	Deutsche Small Cap Index VIP
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$91	$745	$3,265	$671	$9,316	$869	$96	$316

-	-	-	-	-	-	-	-

91	745	3,265	671	9,316	869	96	316

-	940	7,641	741	546	-	-	1,800
-	11	144	9	23,411	7	-	32
-	603	31,113	488	31,599	(222)	(12)	(571)

-	1,554	38,898	1,238	55,556	(215)	(12)	1,261

$91	$2,299	$42,163	$1,909	$64,872	$654	$84	$1,577

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	Invesco V.I. Small Cap Equity Fund	Franklin Small Cap Value VIP Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$76,628	$47,194	$127,603	$96,943	$577,011

Net Assets	$76,628	$47,194	$127,603	$96,943	$577,011

NET ASSETS, representing:
Equity of Participants	$63,925	$30,799	$108,274	$79,630	$557,703
Equity of The Prudential Insurance Company of America	12,703	16,395	19,329	17,313	19,308

	$76,628	$47,194	$127,603	$96,943	$577,011

Units outstanding	61,659	28,786	66,038	55,995	357,484

Portfolio shares held	6,739	3,731	6,085	4,101	25,852
Portfolio net asset value per share	$11.37	$12.65	$20.97	$23.64	$22.32
Investment in portfolio shares, at cost	$60,224	$42,426	$88,776	$70,453	$385,461

STATEMENT OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	Invesco V.I. Small Cap Equity Fund	Franklin Small Cap Value VIP Fund – Class 2
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$60	$-	$-	$3,218

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	-	-	-	-	-

NET INVESTMENT INCOME (LOSS)	-	60	-	-	3,218

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	6,045	5,449	8,838	7,168	38,808
Realized gain (loss) on shares redeemed	9	2	73,927	89	12,840
Net change in unrealized gain (loss) on investments	(8,934)	(3,856)	(78,385)	(4,232)	(55,931)

NET GAIN (LOSS) ON INVESTMENTS	(2,880)	1,595	4,380	3,025	(4,283)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,880)	$1,655	$4,380	$3,025	$(1,065)

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2030 Portfolio	Lazard Retirement International Equity Portfolio – Service Shares	AST Balanced Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio

$42,654	$18,882	$35,819	$177,034	$334,707	$24,346	$91,590	$-

$42,654	$18,882	$35,819	$177,034	$334,707	$24,346	$91,590	$-

$28,453	$-	$20,941	$164,177	$320,694	$24,346	$91,590	$-
14,201	18,882	14,878	12,857	14,013	-	-	-

$42,654	$18,882	$35,819	$177,034	$334,707	$24,346	$91,590	$-

30,202	10,000	22,721	111,680	234,180	1,556	4,756	-

3,284	1,511	2,437	13,995	24,045	2,176	3,424	-
$12.99	$12.50	$14.70	$12.65	$13.92	$11.19	$26.75	$-
$28,033	$11,450	$28,402	$136,166	$268,303	$25,928	$46,275	$-

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2030 Portfolio	Lazard Retirement International Equity Portfolio – Service Shares	AST Balanced Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/12/2014**

$624	$307	$-	$-	$-	$1,013	$764	$727

-	-	-	-	-	111	377	178

624	307	-	-	-	902	387	549

815	-	-	-	-	-	-	-
28	2,797	-	(14)	15	(782)	3	4,027
498	(4,611)	2,153	8,962	17,858	975	10,386	(6,027)

1,341	(1,814)	2,153	8,948	17,873	193	10,389	(2,000)

$1,965	$(1,507)	$2,153	$8,948	$17,873	$1,095	$10,776	$(1,451)

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	JPMorgan Insurance Trust Small Cap Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$32,295	$10,569

Net Assets	$32,295	$10,569

NET ASSETS, representing:
Equity of Participants	$32,295	$-
Equity of The Prudential Insurance Company of America	-	10,569

	$32,295	$10,569

Units outstanding	1,052	1,000

Portfolio shares held	1,342	1,066
Portfolio net asset value per share	$24.06	$9.91
Investment in portfolio shares, at cost	$15,182	$9,993

STATEMENT OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	JPMorgan Insurance Trust Small Cap Portfolio	AST Cohen & Steers Realty Portfolio
	01/01/2014 to 12/31/2014	10/31/2014* to 12/31/2014
INVESTMENT INCOME
Dividend income	$46	$1

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	141	-

NET INVESTMENT INCOME (LOSS)	(95)	1

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,611	-
Realized gain (loss) on shares redeemed	142	-
Net change in unrealized gain (loss) on investments	124	576

NET GAIN (LOSS) ON INVESTMENTS	2,877	576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,782	$577

*	Date subaccount was available for investment

The accompanying notes are an integral part of these financial statements.

A13

[THIS PAGE INTENTIONALLY LEFT BLANK]

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio		Prudential Stock Index Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(14,881)	$(10,919)	$(24,278)	$(21,871)	$514,198	$(79,757)
Capital gains distributions received	-	-	-	-	874,726	-
Realized gain (loss) on shares redeemed	-	-	51,997	77,656	197,283	356,967
Net change in unrealized gain (loss) on investments	-	-	510,856	814,922	865,780	4,486,930

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,881)	(10,919)	538,575	870,707	2,451,987	4,764,140

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	2,162,281	1,886,116	1,068,702	999,682	2,954,901	3,225,058
Policy loans, net of repayment and interest	(7,831)	(345)	(20,516)	(4,213)	(64,816)	(3,733)
Surrenders, withdrawals, death benefits and other charges	(263,375)	(296,850)	(269,689)	(188,529)	(920,387)	(1,673,803)
Net transfers between other subaccounts or fixed rate option	516,812	428,343	72,037	53,800	978,947	330,092
Other charges	(1,739,722)	(1,405,749)	(1,069,899)	(1,052,127)	(3,139,613)	(2,973,985)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	668,165	611,515	(219,365)	(191,387)	(190,968)	(1,096,371)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	653,284	600,596	319,210	679,320	2,261,019	3,667,769

NET ASSETS
Beginning of period	2,982,017	2,381,421	5,209,305	4,529,985	18,983,483	15,315,714

End of period	$3,635,301	$2,982,017	$5,528,515	$5,209,305	$21,244,502	$18,983,483

Beginning units	223,082	177,355	253,687	263,876	964,676	1,022,014
Units issued	210,841	192,679	64,578	73,440	201,762	278,051
Units redeemed	(160,747)	(146,952)	(74,757)	(83,629)	(209,472)	(335,389)

Ending units	273,176	223,082	243,508	253,687	956,966	964,676

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio		Deutsche High Income VIP		MFS® Research Series – Initial Class
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(29,345)	$(26,407)	$19,005	$26,789	$267,913	$272,702	$31,593	$(9,439)
-	-	-	-	-	-	629,343	17,458
101,119	243,774	(15,466)	(17,722)	(6,171)	(5,712)	18,257	190,938
405,554	1,466,461	(1,029)	(6,758)	(217,914)	24,300	101,269	1,796,390

477,328	1,683,828	2,510	2,309	43,828	291,290	780,462	1,995,347

1,111,690	1,149,548	402,738	440,865	775,582	823,076	984,560	1,031,927
(27,322)	25,666	(1,555)	(9,882)	(6,378)	(339)	(12,904)	23,633
(352,885)	(413,642)	(104,792)	(51,727)	(192,333)	(176,666)	(387,858)	(435,312)
383,814	(60,488)	67,436	87,560	168,241	124,201	457,356	65,766
(1,218,248)	(1,215,711)	(421,307)	(428,952)	(801,422)	(811,356)	(1,107,406)	(1,091,371)

(102,951)	(514,627)	(57,480)	37,864	(56,310)	(41,082)	(66,252)	(405,357)

-	-	-	-	-	-	-	-

374,377	1,169,201	(54,970)	40,173	(12,482)	250,208	714,210	1,589,990

6,546,411	5,377,210	1,532,447	1,492,274	4,213,703	3,963,495	8,068,352	6,478,362

$6,920,788	$6,546,411	$1,477,477	$1,532,447	$4,201,221	$4,213,703	$8,782,562	$8,068,352

416,032	361,084	104,669	102,094	193,600	195,633	398,994	421,941
174,904	185,251	37,789	48,244	46,693	59,652	73,482	96,568
(85,327)	(130,303)	(41,703)	(45,669)	(49,211)	(61,685)	(76,629)	(119,515)

505,609	416,032	100,755	104,669	191,082	193,600	395,847	398,994

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Dreyfus Variable Investment Opportunistic Small Cap Portfolio		Franklin Templeton Foreign Securities Fund – Class 2		Franklin Templeton Developing Markets Securities Fund – Class 2
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(28,742)	$(37,402)	$78,573	$93,739	$37,089	$56,058
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	817,014	1,482,728	(18,329)	57,277	(4,080)	(20,970)
Net change in unrealized gain (loss) on investments	(749,140)	1,775,849	(737,677)	867,775	(373,248)	(100,817)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,132	3,221,175	(677,433)	1,018,791	(340,239)	(65,729)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	-	518,619	1,193,992	1,043,056	868,486	875,213
Policy loans, net of repayment and interest	(18,593)	39,493	15,295	(9,301)	23,337	17,185
Surrenders, withdrawals, death benefits and other charges	(405,430)	(706,971)	(174,585)	(282,994)	(171,959)	(352,839)
Net transfers between other subaccounts or fixed rate option	(463,774)	(2,924,499)	463,105	75,347	354,258	349,035
Other charges	(731,013)	(1,472,222)	(1,099,687)	(1,111,099)	(811,613)	(816,536)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(1,618,810)	(4,545,580)	398,120	(284,991)	262,509	72,058

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,579,678)	(1,324,405)	(279,313)	733,800	(77,730)	6,329

NET ASSETS
Beginning of period	7,374,253	8,698,658	5,506,547	4,772,747	3,730,536	3,724,207

End of period	$5,794,575	$7,374,253	$5,227,234	$5,506,547	$3,652,806	$3,730,536

Beginning units	324,303	565,823	272,271	288,903	112,174	110,445
Units issued	6	71,877	86,735	89,730	42,810	44,542
Units redeemed	(72,365)	(313,397)	(66,850)	(106,362)	(34,540)	(42,813)

Ending units	251,944	324,303	292,156	272,271	120,444	112,174

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio		Prudential Value Portfolio		Prudential Jennison Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$4,703	$23,572	$62,924	$60,106	$(2,622)	$(2,192)	$(15,199)	$(12,422)
-	18,815	-	-	-	-	-	-
1,616	(1,584)	313	303	10,914	13,095	26,711	43,388
35,241	(48,491)	(38,738)	7,130	71,621	185,642	298,869	847,432

41,560	(7,688)	24,499	67,539	79,913	196,545	310,381	878,398

153,398	138,225	320,767	320,729	307,281	301,309	724,684	658,612

(26,350)	(1,251)	(4,908)	(1,189)	(345)	(477)	(8,926)	(3,369)

(51,872)	(30,677)	(39,616)	(80,941)	(78,612)	(366,273)	(227,540)	(158,624)

162,283	6,145	56,265	48,139	214,508	341,064	286,651	72,719
(136,424)	(125,935)	(281,493)	(246,023)	(251,748)	(220,159)	(750,269)	(696,117)

101,035	(13,493)	51,015	40,715	191,084	55,464	24,600	(126,779)

-	-	-	-	-	-	-	-

142,595	(21,181)	75,514	108,254	270,997	252,009	334,981	751,619

643,419	664,600	1,082,842	974,588	769,330	517,321	3,223,832	2,472,213

$786,014	$643,419	$1,158,356	$1,082,842	$1,040,327	$769,330	$3,558,813	$3,223,832

65,719	57,596	44,393	42,662	204,437	141,856	184,842	194,276
113,378	17,029	16,218	16,572	119,788	286,197	58,354	70,138
(10,376)	(8,906)	(14,168)	(14,841)	(44,359)	(223,616)	(56,860)	(79,572)

168,721	65,719	46,443	44,393	279,866	204,437	186,336	184,842

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Global Portfolio		American Century VP Balanced Fund		American Century VP International Fund
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(933)	$(756)	$1,173	$1,156	$1,232	$1,089
Capital gains distributions received	-	-	9,507	1,904	-	-
Realized gain (loss) on shares redeemed	1,395	5,866	669	26	(35)	58
Net change in unrealized gain (loss) on investments	15,569	73,218	(1,431)	12,575	(7,399)	16,983

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,031	78,328	9,918	15,661	(6,202)	18,130

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	95,367	70,967	40,039	42,798	14,567	9,628
Policy loans, net of repayment and interest	(490)	(1,340)	-	-	-	-
Surrenders, withdrawals, death benefits and other charges	-	(16,102)	(12,440)	-	(780)	-
Net transfers between other subaccounts or fixed rate option	2,384	25,960	-	-	3,037	-
Other charges	(48,830)	(43,457)	(38,814)	(40,792)	(9,417)	(7,886)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	48,431	36,028	(11,215)	2,006	7,407	1,742

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,462	114,356	(1,297)	17,667	1,205	19,872

NET ASSETS
Beginning of period	388,815	274,459	109,139	91,472	101,702	81,830

End of period	$453,277	$388,815	$107,842	$109,139	$102,907	$101,702

Beginning units	155,729	128,355	5,631	5,517	5,782	5,669
Units issued	82,722	33,575	1,993	2,393	1,033	620
Units redeemed	(45,347)	(6,201)	(2,537)	(2,279)	(596)	(507)

Ending units	193,104	155,729	5,087	5,631	6,219	5,782

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
VP Value Fund		T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$3,702	$3,662	$(37,051)	$(28,789)	$(3,521)	$(2,435)	$(12,319)	$(7,834)
-	-	949,108	602,439	125,920	104,394	-	-
641	7,564	16,866	9,690	(6,799)	5,676	2,987	2,406
36,001	69,497	66,737	1,328,993	(46,099)	68,030	153,329	572,993

40,344	80,723	995,660	1,912,333	69,501	175,665	143,997	567,565

48,853	46,141	1,654,461	1,597,778	399,188	363,474	588,166	447,334
-	-	(16,330)	(23,410)	(4,436)	(166)	616	(2,895)
(2,485)	(13,073)	(462,423)	(348,795)	(42,096)	(62,170)	(112,238)	(140,894)
-	21	500,173	1,337,000	98,752	75,966	92,101	1,221,850
(52,066)	(56,092)	(1,654,527)	(1,413,166)	(329,286)	(284,810)	(467,210)	(313,474)

(5,698)	(23,003)	21,354	1,149,407	122,122	92,294	101,435	1,211,921

-	-	-	-	-	-	-	-

34,646	57,720	1,017,014	3,061,740	191,623	267,959	245,432	1,779,486

322,638	264,918	7,804,899	4,743,159	714,329	446,370	2,639,976	860,490

$357,284	$322,638	$8,821,913	$7,804,899	$905,952	$714,329	$2,885,408	$2,639,976

11,045	11,894	192,594	159,294	36,699	31,512	62,447	28,565
1,636	2,926	56,487	99,354	26,994	29,663	20,868	47,981
(1,817)	(3,775)	(55,783)	(66,054)	(20,935)	(24,476)	(18,267)	(14,099)

10,864	11,045	193,298	192,594	42,758	36,699	65,048	62,447

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	MFS® Research Bond – Initial Class		T.Rowe Price Equity Income Portfolio		Neuberger Berman AMT Large Cap Value Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$3,046	$890	$130,711	$94,518	$93	$185
Capital gains distributions received	-	541	-	-	-	-
Realized gain (loss) on shares redeemed	170	1,220	38,972	104,154	3,064	1,783
Net change in unrealized gain (loss) on investments	3,287	(4,457)	514,508	1,907,014	(1,682)	3,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,503	(1,806)	684,191	2,105,686	1,475	5,634

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	115,078	141,333	1,790,137	1,709,063	829	315
Policy loans, net of repayment and interest	-	-	1,785	(53,593)	-	-
Surrenders, withdrawals, death benefits and other charges	-	0	(334,000)	(298,416)	-	0
Net transfers between other subaccounts or fixed rate option	5	21	439,668	1,046,427	-	21
Other charges	(117,717)	(146,704)	(1,955,460)	(1,814,927)	(6,890)	(7,104)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(2,634)	(5,350)	(57,870)	588,554	(6,061)	(6,768)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,869	(7,156)	626,321	2,694,240	(4,586)	(1,134)

NET ASSETS
Beginning of period	122,361	129,517	9,784,317	7,090,077	20,319	21,453

End of period	$126,230	$122,361	$10,410,638	$9,784,317	$15,733	$20,319

Beginning units	5,880	6,132	417,260	390,509	10,081	10,484
Units issued	5,362	6,938	100,900	174,500	42	20
Units redeemed	(5,485)	(7,190)	(102,856)	(147,749)	(354)	(423)

Ending units	5,757	5,880	415,304	417,260	9,769	10,081

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Janus Aspen Worldwide Portfolio – Institutional Shares		Janus Aspen Janus Portfolio – Institutional Shares		Janus Aspen Overseas Portfolio – Institutional Shares		Lazard Retirement U.S. Small Mid-Cap Equity Portfolio – Service Shares
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$2,232	$2,551	$(55)	$221	$3,096	$3,425	$(370)	$(345)
-	-	4,661	-	11,739	-	11,788	10,026
12,318	16,823	6,663	5,034	(693)	2,257	(1,318)	(836)
9,166	64,167	(3,551)	11,883	(29,200)	11,237	(1,841)	13,779

23,716	83,541	7,718	17,138	(15,058)	16,919	8,259	22,624

53,479	52,138	29,909	30,877	32,558	42,882	22,025	20,871
-	-	(81)	(73)	(390)	(1,063)	(16,365)	(131)
(9,525)	(28,303)	(16,885)	(11,014)	(18,366)	(16,160)	(5,877)	(460)
(6,989)	622	-	-	-	-	-	-
(66,572)	(73,691)	(29,217)	(30,282)	(32,888)	(33,505)	(22,025)	(20,191)

(29,607)	(49,234)	(16,274)	(10,492)	(19,086)	(7,846)	(22,242)	(1)

-	-	-	-	-	-	-	-

5,981	34,307	(8,556)	6,646	(34,144)	9,073	(13,983)	22,623

366,581	332,274	68,511	61,865	132,048	122,975	88,059	65,436

$360,690	$366,581	$59,955	$68,511	$97,904	$132,048	$74,076	$88,059

25,383	29,418	4,376	5,128	5,181	5,503	3,611	3,614
3,624	4,190	1,864	2,297	2,140	1,828	885	998
(5,659)	(8,225)	(2,836)	(3,049)	(2,942)	(2,150)	(1,748)	(1,001)

23,348	25,383	3,404	4,376	4,379	5,181	2,748	3,611

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Institutional Shares		AllianceBernstein VPS Real Estate Investment Portfolio		Deutsche Government & Agency Securities VIP
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(14,054)	$2,503	$5,908	$2,570	$467	$614
Capital gains distributions received	315,176	-	64,632	26,231	-	885
Realized gain (loss) on shares redeemed	39,054	16,796	610	(4,990)	(86)	(74)
Net change in unrealized gain (loss) on investments	202,223	1,096,297	(7,656)	(17,905)	708	(2,148)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	542,399	1,115,596	63,494	5,906	1,089	(723)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	904,307	802,811	70,554	171,826	6,132	6,290
Policy loans, net of repayment and interest	(17,870)	7,077	(6,325)	15	-	-
Surrenders, withdrawals, death benefits and other charges	(265,183)	(130,036)	(24,308)	(13,074)	(45)	(1)
Net transfers between other subaccounts or fixed rate option	(40,994)	340,642	(47,532)	43,919	5	-
Other charges	(903,327)	(845,093)	(112,150)	(126,228)	(6,722)	(6,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(323,067)	175,401	(119,761)	76,458	(630)	(232)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	219,332	1,290,997	56,267	82,364	459	(955)

NET ASSETS
Beginning of period	4,725,979	3,434,982	293,414	211,050	21,487	22,442

End of period	$4,945,311	$4,725,979	$237,147	$293,414	$21,946	$21,487

Beginning units	223,373	213,985	8,494	6,337	10,534	10,549
Units issued	56,465	76,979	3,275	6,433	385	391
Units redeemed	(71,195)	(67,591)	(6,268)	(4,276)	(454)	(406)

Ending units	208,643	223,373	5,501	8,494	10,465	10,534

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Jennison 20/20 Focus Portfolio		Dreyfus Variable Investment Fund International Equity Portfolio		Deutsche Small Mid Cap Value VIP
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(10,669)	$(8,717)	$(1,290)	$(793)	$22,342	$8,476	$842	$1,009
-	-	-	-	-	-	1,251	-
11,332	2,055	902	1,288	(2,327)	(263)	68	1,287
192,415	287,228	19,284	43,385	(62,142)	95,703	14,740	44,230

193,078	280,566	18,896	43,880	(42,127)	103,916	16,901	46,526

713,339	645,245	149,897	107,695	343,766	245,629	206,205	134,912
(1,046)	(4,646)	(248)	-	6,322	(8,626)	-	-
(145,936)	(53,883)	(6,786)	(2,993)	(45,756)	(18,979)	(14,273)	(2,238)
247,128	340,823	27,424	48,240	196,123	684,133	48,062	42,292
(684,044)	(613,905)	(102,519)	(84,539)	(289,687)	(186,720)	(132,827)	(105,621)

129,441	313,634	67,768	68,403	210,768	715,437	107,167	69,345

-	-	-	-	-	-	-	-

322,519	594,200	86,664	112,283	168,641	819,353	124,068	115,871

2,246,236	1,652,036	233,106	120,823	1,206,810	387,457	219,445	103,574

$2,568,755	$2,246,236	$319,770	$233,106	$1,375,451	$1,206,810	$343,513	$219,445

140,252	121,481	13,280	8,901	77,684	29,235	10,555	6,708
54,683	64,582	10,839	10,287	37,487	66,291	12,969	10,132
(52,662)	(45,811)	(7,043)	(5,908)	(23,813)	(17,842)	(7,797)	(6,285)

142,273	140,252	17,076	13,280	91,358	77,684	15,727	10,555

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio		Neuberger Berman Advisers Management Trust Growth Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$29,047	$20,401	$7,729	$4,491	$-	$(101)
Capital gains distributions received	20,716	12,066	48,893	33,349	-	-
Realized gain (loss) on shares redeemed	(12,976)	(20,024)	(641)	1,777	73	58
Net change in unrealized gain (loss) on investments	(144,467)	(50,082)	(25,572)	26,648	1,689	6,148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(107,680)	(37,639)	30,409	66,265	1,762	6,105

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	581,909	506,601	403,870	378,834	85	-
Policy loans, net of repayment and interest	(2,930)	1,295	(5,000)	-	-	-
Surrenders, withdrawals, death benefits and other charges	(30,531)	(125,345)	(8,412)	(8,454)	-	-
Net transfers between other subaccounts or fixed rate option	90,065	499,356	92,540	86,018	-	-
Other charges	(430,998)	(389,725)	(345,712)	(279,793)	-	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	207,515	492,182	137,286	176,605	85	-

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	(202)	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	99,835	454,543	167,695	242,870	1,645	6,105

NET ASSETS
Beginning of period	2,094,488	1,639,945	559,582	316,712	25,626	19,521

End of period	$2,194,323	$2,094,488	$727,277	$559,582	$27,271	$25,626

Beginning units	150,698	115,999	33,913	22,535	1,000	1,000
Units issued	61,539	87,482	31,371	30,739	-	-
Units redeemed	(45,929)	(52,783)	(23,199)	(19,361)	-	-

Ending units	166,308	150,698	42,085	33,913	1,000	1,000

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Natural Resources Portfolio		T. Rowe Price International Stock Portfolio		Invesco V.I. Core Equity Fund
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(35)	$174	$-	$(81)	$164	$106	$138	$243
-	397	-	-	151	-	77	-
(9)	(4)	15	53	(10)	-	947	6
728	(934)	(3,714)	1,719	(755)	2,938	4	4,099

684	(367)	(3,699)	1,691	(450)	3,044	1,166	4,348

1,940	1,568	573	1,850	3,769	2,314	-	-
-	-	-	-	-	-	-	-
(9)	-	-	-	(981)	-	(3,888)	(8)
5	-	-	(1,613)	53	-	-	-
(1,708)	(1,265)	(515)	(351)	(2,339)	(1,189)	(6)	(61)

228	303	58	(114)	502	1,125	(3,894)	(69)

-	-	(144)	-	-	-	-	-

912	(64)	(3,785)	1,577	52	4,169	(2,728)	4,279

13,012	13,076	18,660	17,083	25,948	21,779	19,174	14,895

$13,924	$13,012	$14,875	$18,660	$26,000	$25,948	$16,446	$19,174

1,059	1,035	1,000	1,005	1,175	1,120	12,609	12,659
147	126	27	108	171	114	-	-
(130)	(102)	(27)	(113)	(148)	(59)	(2,609)	(50)

1,076	1,059	1,000	1,000	1,198	1,175	10,000	12,609

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Fidelity VIP Equity-Income Portfolio – Service Class		PIMCO Long-Term U.S Government Portfolio		Deutsche Capital Growth VIP
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$3,776	$2,637	$9,560	$6,750	$2,324	$5,054
Capital gains distributions received	1,854	7,242	-	28,098	21,244	-
Realized gain (loss) on shares redeemed	(256)	(411)	1,872	(6,378)	19,096	3,810
Net change in unrealized gain (loss) on investments	5,376	14,651	85,358	(56,423)	(763)	99,270

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,750	24,119	96,790	(27,953)	41,901	108,134

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	11,893	16,448	77,690	65,314	44,100	66,190
Policy loans, net of repayment and interest	-	-	-	-	-	-
Surrenders, withdrawals, death benefits and other charges	-	(212)	-	(554)	(70,506)	(70,870)
Net transfers between other subaccounts or fixed rate option	-	-	(416,318)	411,320	(52,741)	(3,267)
Other charges	(2,673)	(2,357)	(10,344)	(7,240)	(6,011)	(8,151)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	9,220	13,879	(348,972)	468,840	(85,158)	(16,098)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,970	37,998	(252,182)	440,887	(43,257)	92,036

NET ASSETS
Beginning of period	118,673	80,675	542,011	101,124	403,146	311,110

End of period	$138,643	$118,673	$289,829	$542,011	$359,889	$403,146

Beginning units	95,391	83,012	340,690	55,331	246,121	255,736
Units issued	8,898	14,147	43,916	305,326	35,353	48,709
Units redeemed	(1,716)	(1,768)	(237,705)	(19,967)	(86,985)	(58,324)

Ending units	102,573	95,391	146,901	340,690	194,489	246,121

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Mutual Global Discovery VIP Fund – Class 2		PIMCO Total Return Portfolio		AllianceBernstein VPS International Growth Portfolio		Fidelity VIP Freedom 2015 Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$3,482	$3,349	$4,469	$3,243	$(996)	$147	$2,831	$2,915
10,775	13,920	-	1,490	-	-	3,012	4,389
1,173	2,579	1,351	(188)	12,410	480	35	13,096
(7,321)	20,136	2,589	(8,535)	(9,571)	25,707	2,068	12,768

8,109	39,984	8,409	(3,990)	1,843	26,334	7,946	33,168

12,143	31,070	38,823	33,925	57,284	153,028	-	83,957
-	-	-	-	-	16	-	-
(23,776)	(40,916)	(16,787)	(924)	(7,540)	(3,893)	(1,925)	(228,337)
-	(3,871)	(144,465)	-	(77,701)	43,589	-	(23,395)
(3,146)	(4,274)	(6,733)	(6,697)	(100,632)	(119,706)	(2,684)	(9,361)

(14,779)	(17,991)	(129,162)	26,304	(128,589)	73,034	(4,609)	(177,136)

-	-	-	-	-	-	-	-

(6,670)	21,993	(120,753)	22,314	(126,746)	99,368	3,337	(143,968)

171,070	149,077	170,158	147,844	281,912	182,544	175,343	319,311

$164,400	$171,070	$49,405	$170,158	$155,166	$281,912	$178,680	$175,343

115,303	128,227	83,714	69,072	33,132	27,809	128,278	266,875
7,616	24,634	40,180	15,855	7,141	15,183	-	71,354
(18,095)	(37,558)	(110,975)	(1,213)	(19,703)	(9,860)	(3,339)	(209,951)

104,824	115,303	12,919	83,714	20,570	33,132	124,939	128,278

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Invesco V.I. International Growth Fund		Franklin Large-Cap Value VIP Fund		Templeton Global Bond VIP Fund – Class 2
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 10/01/2014**	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$2,803	$1,765	$1,775	$1,512	$7,468	$14,349
Capital gains distributions received	-	-	-	-	-	3,705
Realized gain (loss) on shares redeemed	(60)	12,307	47,013	39	(211)	(8,574)
Net change in unrealized gain (loss) on investments	(2,343)	22,577	(41,776)	30,148	(4,574)	(13,078)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	400	36,649	7,012	31,699	2,683	(3,598)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	12,340	82,619	23,139	19,215	1,149	68,683
Policy loans, net of repayment and interest	-	-	-	-	-	-
Surrenders, withdrawals, death benefits and other charges	-	(68,911)	-	(227)	-	(168,396)
Net transfers between other subaccounts or fixed rate option	-	(85,729)	(141,027)	-	(8,937)	(44,235)
Other charges	(3,360)	(8,416)	(1,741)	(1,790)	(2,145)	(7,504)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	8,980	(80,437)	(119,629)	17,198	(9,933)	(151,452)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	(14,230)	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,380	(43,788)	(126,847)	48,897	(7,250)	(155,050)

NET ASSETS
Beginning of period	163,110	206,898	126,847	77,950	138,726	293,776

End of period	$172,490	$163,110	$-	$126,847	$131,476	$138,726

Beginning units	126,067	190,314	92,484	77,153	76,084	163,745
Units issued	9,014	211,290	32,053	16,226	3,462	39,531
Units redeemed	(2,205)	(275,537)	(124,537)	(895)	(8,737)	(127,192)

Ending units	132,876	126,067	-	92,484	70,809	76,084

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1		Neuberger Berman AMT Mid-Cap Growth Portfolio		Fidelity VIP Mid Cap Portfolio – Service Class		Franklin Strategic Income VIP Fund – Class 2
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$99	$157	$-	$-	$411	$555	$2,782	$5,466
2,067	-	110,944	-	4,374	17,830	922	1,175
1,131	4	7,627	49	(61)	3,287	-	(3,731)
(983)	4,864	(98,326)	71,330	13,610	25,399	(2,846)	(2,023)

2,314	5,025	20,245	71,379	18,334	47,071	858	887

-	-	50,363	46,266	21,384	42,443	-	14,585
-	-	-	-	-	-	-	-
(2,359)	(4)	-	(578)	-	(111,300)	-	(45,905)
-	-	(91,384)	-	79,405	16,294	-	12,298
(4)	(36)	(5,048)	(4,453)	(4,199)	(4,799)	(518)	(1,681)

(2,363)	(40)	(46,069)	41,235	96,590	(57,362)	(518)	(20,703)

-	-	-	-	-	-	-	-

(49)	4,985	(25,824)	112,614	114,924	(10,291)	340	(19,816)

17,382	12,397	305,979	193,365	152,637	162,928	45,865	65,681

$17,333	$17,382	$280,155	$305,979	$267,561	$152,637	$46,205	$45,865

11,619	11,650	188,638	158,088	93,435	135,701	29,881	44,209
-	-	29,978	32,843	62,980	59,453	-	18,170
(1,619)	(31)	(58,079)	(2,293)	(2,187)	(101,719)	(329)	(32,498)

10,000	11,619	160,537	188,638	154,228	93,435	29,552	29,881

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Fidelity VIP Value Strategies Portfolio – Service Class		Fidelity VIP Money Market Portfolio		Fidelity VIP Freedom 2025 Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$3,516	$2,081	$91	$103	$745	$765
Capital gains distributions received	-	-	-	-	940	878
Realized gain (loss) on shares redeemed	545	20	-	-	11	1,947
Net change in unrealized gain (loss) on investments	20,294	54,552	-	-	603	6,281

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,355	56,653	91	103	2,299	9,871

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	51,965	38,566	102,134	264,373	-	13,050
Policy loans, net of repayment and interest	-	-	-	-	-	-
Surrenders, withdrawals, death benefits and other charges	-	(485)	-	(406,620)	-	(45,937)
Net transfers between other subaccounts or fixed rate option	37,904	28,857	22,517	29,758	-	22,078
Other charges	(5,762)	(3,859)	(18,899)	(29,288)	(552)	(1,560)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	84,107	63,079	105,752	(141,777)	(552)	(12,369)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	108,462	119,732	105,843	(141,674)	1,747	(2,498)

NET ASSETS
Beginning of period	278,075	158,343	865,434	1,007,108	46,394	48,892

End of period	$386,537	$278,075	$971,277	$865,434	$48,141	$46,394

Beginning units	200,689	149,068	806,517	938,640	33,386	42,181
Units issued	73,721	53,931	156,278	329,448	-	29,020
Units redeemed	(12,943)	(2,310)	(57,731)	(461,571)	(386)	(37,815)

Ending units	261,467	200,689	905,064	806,517	33,000	33,386

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
Fidelity VIP Contrafund Portfolio – Service Class		Fidelity VIP Freedom 2020 Portfolio – Service Class		Fidelity VIP Index 500 Portfolio – Service Class		PIMCO Low Duration Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$3,265	$1,684	$671	$677	$9,316	$9,315	$869	$2,136
7,641	49	741	777	546	6,225	-	-
144	(1,587)	9	3,398	23,411	33,644	7	(314)
31,113	31,491	488	2,803	31,599	118,158	(222)	(3,619)

42,163	31,637	1,909	7,655	64,872	167,342	654	(1,797)

49,984	29,132	-	13,976	41,237	127,774	-	36,870
-	-	-	-	-	-	-	-
-	(51,516)	-	(39,629)	(123,148)	(250,392)	-	(97,033)
129,788	117,225	-	3,921	83,260	(60,867)	-	(22,394)
(7,036)	(3,225)	(469)	(1,569)	(9,865)	(16,863)	(1,054)	(4,067)

172,736	91,616	(469)	(23,301)	(8,516)	(200,348)	(1,054)	(86,624)

-	-	-	-	-	-	-	-

214,899	123,253	1,440	(15,646)	56,356	(33,006)	(400)	(88,421)

195,631	72,378	41,116	56,762	569,249	602,255	76,730	165,151

$410,530	$195,631	$42,556	$41,116	$625,605	$569,249	$76,330	$76,730

129,077	62,628	30,637	49,043	397,888	556,124	56,957	122,425
116,797	109,381	-	17,642	94,115	102,230	-	27,384
(3,632)	(42,932)	(340)	(36,048)	(106,587)	(260,466)	(776)	(92,852)

242,242	129,077	30,297	30,637	385,416	397,888	56,181	56,957

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	PIMCO Short-Term Portfolio		Deutsche Small Cap Index VIP		Royce Micro-Cap Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$96	$3,951	$316	$848	$-	$389
Capital gains distributions received	-	-	1,800	2,038	6,045	2,041
Realized gain (loss) on shares redeemed	-	6,619	32	2,355	9	1,278
Net change in unrealized gain (loss) on investments	(12)	(9,494)	(571)	7,441	(8,934)	16,324

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	84	1,076	1,577	12,682	(2,880)	20,032

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	-	75,547	-	7,578	-	33,563
Policy loans, net of repayment and interest	-	-	-	-	-	-
Surrenders, withdrawals, death benefits and other charges	-	(60,172)	-	(24,292)	-	(93,030)
Net transfers between other subaccounts or fixed rate option	-	(777,648)	-	415	-	(11,387)
Other charges	-	(16,290)	(296)	(885)	(1,073)	(3,745)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	-	(778,563)	(296)	(17,184)	(1,073)	(74,599)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	84	(777,487)	1,281	(4,502)	(3,953)	(54,567)

NET ASSETS
Beginning of period	11,763	789,250	33,582	38,084	80,581	135,148

End of period	$11,847	$11,763	$34,863	$33,582	$76,628	$80,581

Beginning units	10,000	674,779	21,674	34,075	62,520	126,861
Units issued	-	61,253	-	6,831	-	30,860
Units redeemed	-	(726,032)	(193)	(19,232)	(861)	(95,201)

Ending units	10,000	10,000	21,481	21,674	61,659	62,520

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Royce Small-Cap Portfolio		AllianceBernstein VPS Small Cap Growth Portfolio		Invesco V.I. Small Cap Equity Fund		Franklin Small Cap Value VIP Fund – Class 2
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$60	$382	$-	$-	$-	$6	$3,218	$6,786
5,449	1,986	8,838	41,440	7,168	723	38,808	8,757
2	53	73,927	(147)	89	33	12,840	2,149
(3,856)	7,254	(78,385)	54,394	(4,232)	20,381	(55,931)	129,250

1,655	9,675	4,380	95,687	3,025	21,143	(1,065)	146,942

7,536	6,797	14,034	6,857	13,666	10,195	60,556	86,395
-	-	-	-	-	-	-	-
(54)	(40)	(247,557)	(521)	-	(129)	(52,220)	(71,926)
-	-	31,525	28,141	146	-	39,762	(13,515)
(1,361)	(1,207)	(2,362)	(4.319)	(1,133)	(981)	(9,014)	(10,382)

6,121	5,550	(204,360)	30,158	12,679	9,085	39,084	(9,428)

-	-	-	-	-	-	-	-

7,776	15,225	(199,980)	125,845	15,704	30,228	38,019	137,514

39,418	24,193	327,583	201,738	81,239	51,011	538,992	401,478

$47,194	$39,418	$127,603	$327,583	$96,943	$81,239	$577,011	$538,992

24,822	20,529	166,457	149,320	48,033	41,459	335,838	340,805
4,703	5,397	24,499	19,974	19,856	6,995	65,257	62,863
(739)	(1,104)	(124,918)	(2,837)	(11,894)	(421)	(43,611)	(67,830)

28,786	24,822	66,038	166,457	55,995	48,033	357,484	335,838

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	Fidelity VIP Freedom 2030 Portfolio		Lazard Retirement International Equity Portfolio – Service Shares		AST Balanced Asset Allocation Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$624	$649	$307	$471	$-	$-
Capital gains distributions received	815	684	-	-	-	-
Realized gain (loss) on shares redeemed	28	2,657	2,797	16	-	3
Net change in unrealized gain (loss) on investments	498	5,888	(4,611)	6,218	2,153	4,576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,965	9,878	(1,507)	6,705	2,153	4,579

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	-	11,084	-	-	2,257	3,120
Policy loans, net of repayment and interest	-	-	-	-	-	-
Surrenders, withdrawals, death benefits and other charges	(1,006)	(38,534)	(18,440)	(38)	-	(36)
Net transfers between other subaccounts or fixed rate option	-	7,456	-	-	-	-
Other charges	(468)	(1,349)	(30)	(293)	(459)	(413)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(1,474)	(21,343)	(18,470)	(331)	1,798	2,671

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	7,250

TOTAL INCREASE (DECREASE) IN NET ASSETS	491	(11,465)	(19,977)	6,374	3,951	-

NET ASSETS
Beginning of period	42,163	53,628	38,859	32,485	31,868	24,618

End of period	$42,654	$42,163	$18,882	$38,859	$35,819	$31,868

Beginning units	31,306	48,377	19,715	19,902	21,533	19,570
Units issued	-	18,503	-	-	1,434	2,212
Units redeemed	(1,104)	(35,574)	(9,715)	(187)	(246)	(249)

Ending units	30,202	31,306	10,000	19,715	22,721	21,533

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
AST Wellington Management Hedged Equity Portfolio		AST Preservation Asset Allocation Portfolio		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$-	$-	$-	$-	$902	$933	$387	$545
-	-	-	-	-	-	-	-
(14)	30	15	2,230	(782)	(446)	3	51
8,962	24,299	17,858	25,530	975	(935)	10,386	20,214

8,948	24,329	17,873	27,760	1,095	(448)	10,776	20,810

17,719	24,521	24,525	91,030	8,799	9,154	16,568	15,608
-	-	-	-	-	-	-	-
-	(283)	-	(154,421)	(2,432)	-	-	-
-	-	-	(29,341)	77	-	-	-
(3,596)	(3,243)	(6,499)	(10,707)	(6,673)	(7,291)	(15,502)	(14,377)

14,123	20,995	18,026	(103,439)	(229)	1,863	1,066	1,231

-	45,324	-	(75,679)	-	1,415	-	-
23,071	-	35,899	-	866	-	11,842	22,041

153,963	108,639	298,808	374,487	23,480	22,065	79,748	57,707

$177,034	$153,963	$334,707	$298,808	$24,346	$23,480	$91,590	$79,748

102,472	87,131	221,136	302,673	1,567	1,445	4,696	4,609
11,121	17,265	17,048	67,763	586	604	934	1,087
(1,913)	(1,924)	(4,004)	(149,300)	(597)	(482)	(874)	(1,000)

111,680	102,472	234,180	221,136	1,556	1,567	4,756	4,696

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013

	SUBACCOUNTS
	JPMorgan Insurance Trust International Equity Portfolio		JPMorgan Insurance Trust Small Cap Portfolio		AST Cohen & Steers Realty Portfolio
	01/01/2014 to 12/12/2014**	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	10/31/2014* to 12/31/2014
OPERATIONS
Net investment income (loss)	$549	$537	$(95)	$26	$1
Capital gains distributions received	-	-	2,611	-	-
Realized gain (loss) on shares redeemed	4,027	5	142	72	-
Net change in unrealized gain (loss) on investments	(6,027)	4,807	124	9,169	576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,451)	5,349	2,782	9,267	577

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	4,676	4,619	12,711	12,203	-
Policy loans, net of repayment and interest	-	-	-	-	-
Surrenders, withdrawals, death benefits and other charges	-	-	(2,874)	-	-
Net transfers between other subaccounts or fixed rate option	(40,811)	-	-	-	-
Other charges	(3,761)	(3,874)	(11,781)	(11,722)	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(39,896)	745	(1,944)	481	-

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	9,992

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,347)	6,094	838	9,748	10,569

NET ASSETS
Beginning of period	41,347	35,253	31,457	21,709	-

End of period	$-	$41,347	$32,295	$31,457	$10,569

Beginning units	2,471	2,422	1,118	1,093	-
Units issued	283	303	454	525	1,000
Units redeemed	(2,754)	(254)	(520)	(500)	-

Ending units	-	2,471	1,052	1,118	1,000

*	Date subaccount was available for investment

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A37

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2014

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 by The Prudential Insurance Company of America (“Prudential”), which is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts (individually a “Contract and collectively, the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for group insurance contracts which are generally issued to employers, associations, sponsoring organizations or trusts (individually a “Contractholder and collectively, the “Contractholders”) who make contributions on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Contract is a “Participant”.

There are seventy eight subaccounts within the Account. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually a “Portfolio” and collectively, the “Portfolios”). Investment options vary by Contract. The name of each Portfolio and the corresponding subaccount name are as follows:
Prudential Money Market Portfolio
Prudential Flexible Managed Portfolio
Prudential Stock Index Portfolio
Prudential Equity Portfolio
Neuberger Berman AMT Short Duration Bond Portfolio
Deutsche High Income VIP (formerly DWS High Income VIP)
MFS® Research Series – Initial Class
Dreyfus Variable Investment Opportunistic Small Cap Portfolio
Franklin Templeton Foreign Securities Fund – Class 2
Franklin Templeton Developing Markets Securities Fund – Class 2
Prudential Diversified Bond Portfolio
Prudential High Yield Bond Portfolio
Prudential Value Portfolio
Prudential Jennison Portfolio
Prudential Global Portfolio
American Century VP Balanced Fund
American Century VP International Fund
VP Value Fund
T.Rowe Price Mid-Cap Growth Portfolio
T.Rowe Price New America Growth Portfolio
Prudential Small Capitalization Stock Portfolio
MFS® Research Bond – Initial Class
T. Rowe Price Equity Income Portfolio
Neuberger Berman AMT Large Cap Value Portfolio (formerly Neuberger Berman AMT Partners Portfolio)
Janus Aspen Worldwide Portfolio – Institutional Shares
Janus Aspen Janus Portfolio – Institutional Shares
Janus Aspen Overseas Portfolio – Institutional Shares
Lazard Retirement U.S. Small Mid-Cap Equity Portfolio – Service Shares
Janus Aspen Enterprise Portfolio – Institutional Shares
AllianceBernstein VPS Real Estate Investment Portfolio
Deutsche Government & Agency Securities VIP (formerly DWS Government & Agency Securities VIP)
Prudential Conservative Balanced Portfolio
Prudential Jennison 20/20 Focus Portfolio
Dreyfus Variable Investment Fund International Equity Portfolio
Deutsche Small Mid Cap Value VIP (formerly DWS Dreman Small Mid Cap Value VIP)
Lazard Retirement Emerging Markets Equity Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
Neuberger Berman Advisers Management Trust Growth Portfolio
Prudential Government Income Portfolio
Prudential Natural Resources Portfolio
T. Rowe Price International Stock Portfolio
Invesco V.I. Core Equity Fund
Fidelity VIP Equity-Income Portfolio – Service Class
PIMCO Long-Term U.S Government Portfolio
Deutsche Capital Growth VIP (formerly DWS Capital Growth VIP)

A38

Note 1:	General (Continued)

Mutual Global Discovery VIP Fund – Class 2 (formerly Franklin Templeton Mutual Global Discovery Securities Fund)
PIMCO VIT Total Return Portfolio
AllianceBernstein VPS International Growth Portfolio
Fidelity VIP Freedom 2015 Portfolio
Invesco V.I. International Growth Fund
Franklin Large-Cap Value VIP Fund (formerly Franklin Templeton Large Cap Value Securities Fund)**
Templeton Global Bond VIP Fund – Class 2 (formerly Franklin Templeton Global Bond Securities Fund)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
Neuberger Berman AMT Mid-Cap Growth Portfolio
Fidelity VIP Mid Cap Portfolio – Service Class
Franklin Strategic Income VIP Fund – Class 2 (formerly Franklin Templeton Strategic Income Securities Fund)
Fidelity VIP Value Strategies Portfolio – Service Class
Fidelity VIP Money Market Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Contrafund Portfolio – Service Class
Fidelity VIP Freedom 2020 Portfolio – Service Class
Fidelity VIP Index 500 Portfolio – Service Class
PIMCO Low Duration Portfolio
PIMCO Short-Term Portfolio
Deutsche Small Cap Index VIP (formerly DWS Small Cap Index VIP)
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
AllianceBernstein VPS Small Cap Growth Portfolio
Invesco V.I. Small Cap Equity Fund
Franklin Small Cap Value VIP Fund – Class 2 (formerly Franklin Templeton Small Cap Value Securities Fund)
Fidelity VIP Freedom 2030 Portfolio
Lazard Retirement International Equity Portfolio – Service Shares
AST Balanced Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Preservation Asset Allocation Portfolio
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio
JPMorgan Insurance Trust International Equity Portfolio**
JPMorgan Insurance Trust Small Cap Portfolio
AST Cohen & Steers Realty Portfolio
**	Subaccount no longer available for investment as of December 31, 2014

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on the Portfolios are available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Certain prior year Contractholder transaction amounts in the Statements of Changes in Net Assets relating to Cost of Insurance have been reclassified to conform to the current year’s presentation. In the December 31, 2013 Statements of Changes in Net Assets, the other charges were included in the participant or contractholder net payments, and/or the surrenders, withdrawals, death benefits, and other charges lines. The reclass of the other charges on the Statements of Changes in Net Assets had no impact on the subaccounts’ net assets, unit values, results of operations, or financial highlights.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and are based on the fair value of the underlying

A39

Note 2:	Significant Accounting Policies (Continued)
securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon the specific identification method. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

Note 3:	Fair Value

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2014, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Level 1 and Level 2

Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

Neuberger Berman AMT Short Duration Bond Portfolio	$1,532,447
Deutsche High Income VIP	4,213,703
MFS® Research Series – Initial Class	8,068,352
American Century VP Balanced Fund	109,139
American Century VP International Fund	101,702
VP Value Fund	322,638
T.Rowe Price Mid-Cap Growth Portfolio	7,804,899
T.Rowe Price New America Growth Portfolio	714,329
MFS® Research Bond – Initial Class	122,361
T. Rowe Price Equity Income Portfolio	9,784,317
Neuberger Berman AMT Large Cap Value Portfolio	20,319

A40

Note 3:	Fair Value (Continued)

Janus Aspen Worldwide Portfolio – Institutional Shares	$366,581
Janus Aspen Janus Portfolio – Institutional Shares	68,511
Janus Aspen Overseas Portfolio – Institutional Shares	132,048
Lazard Retirement U.S. Small Mid-Cap Equity Portfolio – Service Shares	88,059
Janus Aspen Enterprise Portfolio – Institutional Shares	4,725,979
AllianceBernstein VPS Real Estate Investment Portfolio	293,414
Deutsche Government & Agency Securities VIP	21,487
Dreyfus Variable Investment Fund International Equity Portfolio	1,206,810
Deutsche Small Mid Cap Value VIP	219,445
Lazard Retirement Emerging Markets Equity Portfolio	2,094,488
T. Rowe Price Personal Strategy Balanced Portfolio	559,582
Neuberger Berman Advisers Management Trust Growth Portfolio	25,626
T. Rowe Price International Stock Portfolio	25,948
Invesco V.I. Core Equity Fund	19,174
Fidelity VIP Equity-Income Portfolio – Service Class	118,673
PIMCO Long-Term U.S Government Portfolio	542,011
Deutsche Capital Growth VIP	403,146
Mutual Global Discovery VIP Fund – Class 2	171,070
PIMCO VIT Total Return Portfolio	170,158
AllianceBernstein VPS International Growth Portfolio	281,912
Fidelity VIP Freedom 2015 Portfolio	175,343
Invesco V.I. International Growth Fund	163,110
Franklin Large-Cap Value VIP Fund	126,847
Templeton Global Bond VIP Fund – Class 2	138,726
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	17,382
Neuberger Berman AMT Mid-Cap Growth Portfolio	305,979
Fidelity VIP Mid Cap Portfolio – Service Class	152,637
Franklin Strategic Income VIP Fund – Class 2	45,865
Fidelity VIP Value Strategies Portfolio – Service Class	278,075
Fidelity VIP Money Market Portfolio	865,434
Fidelity VIP Freedom 2025 Portfolio	46,394
Fidelity VIP Contrafund Portfolio – Service Class	195,631
Fidelity VIP Freedom 2020 Portfolio – Service Class	41,116
Fidelity VIP Index 500 Portfolio – Service Class	569,249
PIMCO Low Duration Portfolio	76,730
PIMCO Short-Term Portfolio	11,763
Deutsche Small Cap Index VIP	33,582
Royce Micro-Cap Portfolio	80,581
Royce Small-Cap Portfolio	39,418
AllianceBernstein VPS Small Cap Growth Portfolio	327,583
Invesco V.I. Small Cap Equity Fund	81,239
Franklin Small Cap Value VIP Fund – Class 2	538,992
Fidelity VIP Freedom 2030 Portfolio	42,163
Lazard Retirement International Equity Portfolio – Service Shares	38,859
JPMorgan Insurance Trust Core Bond Portfolio	23,480
JPMorgan Insurance Trust U.S. Equity Portfolio	79,748
JPMorgan Insurance Trust International Equity Portfolio	41,347
JPMorgan Insurance Trust Small Cap Portfolio	31,457

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A41

Note 5:	Purchases and Sales of Investments
The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$1,641,582	$988,324
Prudential Flexible Managed Portfolio	845,444	1,089,087
Prudential Stock Index Portfolio	2,436,153	2,717,071
Prudential Equity Portfolio	1,038,801	1,171,097
Neuberger Berman AMT Short Duration Bond Portfolio	345,925	410,168
Deutsche High Income VIP	681,341	757,049
MFS® Research Series – Initial Class	974,360	1,078,375
Dreyfus Variable Investment Opportunistic Small Cap Portfolio	-	1,647,552
Franklin Templeton Foreign Securities Fund – Class 2	1,213,833	841,222
Franklin Templeton Developing Markets Securities Fund – Class 2	1,007,270	761,775
Prudential Diversified Bond Portfolio	195,884	97,374
Prudential High Yield Bond Portfolio	242,972	197,037
Prudential Value Portfolio	414,167	225,705
Prudential Jennison Portfolio	677,491	668,090
Prudential Global Portfolio	106,988	59,490
American Century VP Balanced Fund	3,876	15,586
American Century VP International Fund	9,390	2,443
VP Value Fund	15,136	22,360
T. Rowe Price Mid-Cap Growth Portfolio	1,510,603	1,526,300
T. Rowe Price New America Growth Portfolio	352,859	234,258
Prudential Small Capitalization Stock Portfolio	585,189	496,073
MFS® Research Bond – Initial Class	1,074	4,270
T. Rowe Price Equity Income Portfolio	1,519,613	1,622,721
Neuberger Berman AMT Large Cap Value Portfolio	33	6,115
Janus Aspen Worldwide Portfolio – Institutional Shares	12,163	43,386
Janus Aspen Janus Portfolio – Institutional Shares	4,242	20,808
Janus Aspen Overseas Portfolio – Institutional Shares	24,655	44,281
Lazard Retirement U.S. Small Mid-Cap Equity Portfolio – Service Shares	3,131	25,743
Janus Aspen Enterprise Portfolio – Institutional Shares	809,511	1,154,001
AllianceBernstein VPS Real Estate Investment Portfolio	72,548	193,611
Deutsche Government & Agency Securities VIP	649	1,315
Prudential Conservative Balanced Portfolio	747,461	628,689
Prudential Jennison 20/20 Focus Portfolio	148,370	81,892
Dreyfus Variable Investment Fund International Equity Portfolio	431,247	226,413
Deutsche Small Mid Cap Value VIP	192,179	86,262
Lazard Retirement Emerging Markets Equity Portfolio	617,160	419,721
T. Rowe Price Personal Strategy Balanced Portfolio	394,973	260,531
Neuberger Berman Advisers Management Trust Growth Portfolio	-	117
Prudential Government Income Portfolio	285	139
Prudential Natural Resources Portfolio	11	97
T. Rowe Price International Stock Portfolio	1,407	1,026
Invesco V.I. Core Equity Fund	-	3,894
Fidelity VIP Equity-Income Portfolio – Service Class	11,447	2,227
PIMCO Long-Term U.S Government Portfolio	75,963	424,935
Deutsche Capital Growth VIP	59,007	144,165
Mutual Global Discovery VIP Fund – Class 2	11,687	26,466
PIMCO VIT Total Return Portfolio	69,388	198,746
AllianceBernstein VPS International Growth Portfolio	75,516	205,101
Fidelity VIP Freedom 2015 Portfolio	-	4,609
Invesco V.I. International Growth Fund	11,877	2,897
Franklin Large-Cap Value VIP Fund	45,666	179,531
Templeton Global Bond VIP Fund – Class 2	6,284	16,217
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	-	2,363
Neuberger Berman AMT Mid-Cap Growth Portfolio	48,745	94,813
Fidelity VIP Mid Cap Portfolio – Service Class	100,140	3,550
Franklin Strategic Income VIP Fund – Class 2	-	518

A42

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Fidelity VIP Value Strategies Portfolio – Service Class	$102,757	$18,650
Fidelity VIP Money Market Portfolio	167,250	61,498
Fidelity VIP Freedom 2025 Portfolio	-	552
Fidelity VIP Contrafund Portfolio – Service Class	178,471	5,735
Fidelity VIP Freedom 2020 Portfolio – Service Class	-	469
Fidelity VIP Index 500 Portfolio – Service Class	122,558	131,074
PIMCO Low Duration Portfolio	-	1,054
Deutsche Small Cap Index VIP	-	296
Royce Micro-Cap Portfolio	-	1,073
Royce Small-Cap Portfolio	7,275	1,154
AllianceBernstein VPS Small Cap Growth Portfolio	45,177	249,537
Invesco V.I. Small Cap Equity Fund	32,791	20,112
Franklin Small Cap Value VIP Fund – Class 2	106,444	67,360
Fidelity VIP Freedom 2030 Portfolio	-	1,474
Lazard Retirement International Equity Portfolio – Service Shares	-	18,470
AST Balanced Asset Allocation Portfolio	2,172	374
AST Wellington Management Hedged Equity Portfolio	17,055	2,932
AST Preservation Asset Allocation Portfolio	23,606	5,580
JPMorgan Insurance Trust Core Bond Portfolio	2,780	3,120
JPMorgan Insurance Trust U.S. Equity Portfolio	2,123	1,434
JPMorgan Insurance Trust International Equity Portfolio	1,283	41,357
JPMorgan Insurance Trust Small Cap Portfolio	1,430	3,515
AST Cohen & Steers Realty Portfolio	10,000	7

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Fund Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each Portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

A43

Note 6:	Related Party Transactions (Continued)
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent for each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

The following table was developed by determining which products offered by the Account and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by the Account as Contractholders may not have selected all available and applicable Contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio**	Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2014	273	$13.31	to	$13.31	$3,635	0.00%	(3)	0.45%	-0.45%	to	-0.45%
December 31, 2013	223	$13.37	to	$13.37	$2,982	0.00%	(3)	0.45%	-0.45%	to	-0.45%
December 31, 2012	177	$13.43	to	$13.43	$2,381	0.01%		0.45%	-0.44%	to	-0.44%
December 31, 2011	237	$13.49	to	$13.49	$3,192	0.02%		0.45%	-0.43%	to	-0.43%
December 31, 2010	285	$13.54	to	$13.54	$3,863	0.03%		0.45%	-0.41%	to	-0.41%

	Prudential Flexible Managed Portfolio
December 31, 2014	244	$22.70	to	$22.70	$5,529	0.00%		0.45%	10.56%	to	10.56%
December 31, 2013	254	$20.53	to	$20.53	$5,209	0.00%		0.45%	19.61%	to	19.61%
December 31, 2012	264	$17.17	to	$17.17	$4,530	1.92%		0.45%	12.87%	to	12.87%
December 31, 2011	262	$15.21	to	$15.21	$3,982	1.97%		0.45%	3.07%	to	3.87%
December 31, 2010	278	$1.38	to	$14.64	$3,944	2.26%		0.45%	11.54%	to	12.03%

	Prudential Stock Index Portfolio
December 31, 2014	957	$22.20	to	$22.20	$21,245	3.03%		0.45%	12.81%	to	12.81%
December 31, 2013	965	$19.68	to	$19.68	$18,983	0.00%		0.45%	31.31%	to	31.31%
December 31, 2012	1,022	$14.99	to	$14.99	$15,316	1.70%		0.45%	15.17%	to	15.17%
December 31, 2011	1,047	$13.01	to	$13.01	$13,620	1.60%		0.45%	1.49%	to	1.49%
December 31, 2010	1,032	$12.82	to	$12.82	$13,230	1.79%		0.45%	14.07%	to	14.07%

	Prudential Equity Portfolio(5)
December 31, 2014	506	$1.66	to	$22.41	$6,921	0.00%		0.45%	7.23%	to	7.71%
December 31, 2013	416	$1.54	to	$20.90	$6,546	0.00%		0.45%	32.95%	to	33.53%
December 31, 2012	361	$1.15	to	$15.72	$5,377	0.59%		0.45%	13.19%	to	13.69%
December 31, 2011	368	$1.01	to	$13.89	$4,902	0.68%		0.45%	-3.91%	to	-3.47%
December 31, 2010	367	$1.05	to	$14.45	$5,122	0.80%		0.45%	11.40%	to	11.90%

	Neuberger Berman AMT Short Duration Bond Portfolio
December 31, 2014	101	$14.66	to	$14.66	$1,477	1.73%		0.45%	0.16%	to	0.16%
December 31, 2013	105	$14.64	to	$14.64	$1,532	2.25%		0.45%	0.17%	to	0.17%
December 31, 2012	102	$14.62	to	$14.62	$1,492	3.11%		0.45%	4.14%	to	4.14%
December 31, 2011	101	$14.04	to	$14.04	$1,422	4.05%		0.45%	-0.16%	to	-0.16%
December 31, 2010	104	$14.06	to	$14.06	$1,456	5.49%		0.45%	4.81%	to	4.81%

A44

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Deutsche High Income VIP
December 31, 2014	191	$21.99	to	$21.99	$4,201	6.70%	0.45%	1.02%	to	1.02%
December 31, 2013	194	$21.77	to	$21.77	$4,214	7.16%	0.45%	7.43%	to	7.43%
December 31, 2012	196	$20.26	to	$20.26	$3,963	8.12%	0.45%	14.41%	to	14.41%
December 31, 2011	190	$17.71	to	$17.71	$3,369	8.86%	0.45%	3.37%	to	3.37%
December 31, 2010	193	$17.13	to	$17.13	$3,298	7.64%	0.45%	13.49%	to	13.49%

	MFS® Research Series – Initial Class
December 31, 2014	396	$22.19	to	$22.19	$8,783	0.83%	0.45%	9.72%	to	9.72%
December 31, 2013	399	$20.22	to	$20.22	$8,068	0.32%	0.45%	31.71%	to	31.71%
December 31, 2012	422	$15.35	to	$15.35	$6,478	0.78%	0.45%	16.76%	to	16.76%
December 31, 2011	432	$13.15	to	$13.15	$5,683	0.85%	0.45%	-0.90%	to	-0.90%
December 31, 2010	439	$13.27	to	$13.27	$5,827	0.95%	0.45%	15.38%	to	15.38%

	Dreyfus Variable Investment Opportunistic Small Cap Portfolio
December 31, 2014	252	$23.00	to	$23.00	$5,795	0.00%	0.45%	1.15%	to	1.15%
December 31, 2013	324	$22.74	to	$22.74	$7,374	0.00%	0.45%	47.91%	to	47.91%
December 31, 2012	566	$15.37	to	$15.37	$8,699	0.00%	0.45%	20.04%	to	20.04%
December 31, 2011	579	$12.81	to	$12.81	$7,416	0.41%	0.45%	-14.25%	to	-14.25%
December 31, 2010	569	$14.93	to	$14.93	$8,494	0.78%	0.45%	30.57%	to	30.57%

	Franklin Templeton Foreign Securities Fund – Class 2
December 31, 2014	292	$17.89	to	$17.89	$5,227	1.84%	0.45%	-11.53%	to	-11.53%
December 31, 2013	272	$20.22	to	$20.22	$5,507	2.32%	0.45%	22.42%	to	22.42%
December 31, 2012	289	$16.52	to	$16.52	$4,773	2.97%	0.45%	17.72%	to	17.72%
December 31, 2011	286	$14.03	to	$14.03	$4,014	1.71%	0.45%	-11.05%	to	-11.05%
December 31, 2010	283	$15.78	to	$15.78	$4,459	1.92%	0.45%	7.92%	to	7.92%

	Franklin Templeton Developing Markets Securities Fund – Class 2
December 31, 2014	120	$30.33	to	$30.33	$3,653	1.44%	0.45%	-8.81%	to	-8.81%
December 31, 2013	112	$33.26	to	$33.26	$3,731	1.96%	0.45%	-1.37%	to	-1.37%
December 31, 2012	110	$33.72	to	$33.72	$3,724	1.36%	0.45%	12.66%	to	12.66%
December 31, 2011	112	$29.93	to	$29.93	$3,342	0.96%	0.45%	-16.25%	to	-16.25%
December 31, 2010	110	$35.74	to	$35.74	$3,932	1.62%	0.45%	17.07%	to	17.07%

	Prudential Diversified Bond Portfolio(5)
December 31, 2014	169	$1.69	to	$24.58	$786	1.16%	0.45%	6.61%	to	7.09%
December 31, 2013	66	$1.58	to	$23.06	$643	4.00%	0.45%	-1.16%	to	-0.71%
December 31, 2012	58	$1.59	to	$23.33	$665	4.40%	0.45%	10.19%	to	10.68%
December 31, 2011	51	$1.44	to	$21.17	$630	4.29%	0.45%	7.03%	to	7.51%
December 31, 2010	47	$1.34	to	$19.78	$610	4.20%	0.45%	10.08%	to	10.57%

	Prudential High Yield Bond Portfolio
December 31, 2014	46	$24.94	to	$24.94	$1,158	6.05%	0.45%	2.25%	to	2.25%
December 31, 2013	44	$24.39	to	$24.39	$1,083	6.37%	0.45%	6.77%	to	6.77%
December 31, 2012	43	$22.84	to	$22.84	$975	6.98%	0.45%	13.92%	to	13.92%
December 31, 2011	39	$20.05	to	$20.05	$790	7.43%	0.45%	3.13%	to	4.63%
December 31, 2010	44	$1.31	to	$19.17	$654	8.36%	0.45%	13.55%	to	14.05%

	Prudential Value Portfolio(5)
December 31, 2014	280	$1.54	to	$29.24	$1,040	0.00%	0.45%	9.62%	to	10.10%
December 31, 2013	204	$1.40	to	$26.67	$769	0.00%	0.45%	32.51%	to	33.09%
December 31, 2012	142	$1.05	to	$20.13	$517	0.99%	0.45%	14.12%	to	14.62%
December 31, 2011	100	$0.92	to	$17.64	$386	0.95%	0.45%	-6.01%	to	-5.58%
December 31, 2010	52	$0.97	to	$18.77	$355	0.88%	0.45%	13.35%	to	13.86%

	Prudential Jennison Portfolio
December 31, 2014	186	$19.10	to	$19.10	$3,559	0.00%	0.45%	9.51%	to	9.51%
December 31, 2013	185	$17.44	to	$17.44	$3,224	0.00%	0.45%	37.06%	to	37.06%
December 31, 2012	194	$12.73	to	$12.73	$2,472	0.16%	0.45%	15.67%	to	15.67%
December 31, 2011	195	$11.00	to	$11.00	$2,147	0.30%	0.45%	-0.15%	to	-0.15%
December 31, 2010	184	$11.02	to	$11.02	$2,030	0.43%	0.45%	11.45%	to	11.45%

A45

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Prudential Global Portfolio(5)
December 31, 2014	193	$1.34	to	$18.60	$453	0.00%	0.45%	2.79%	to	3.25%
December 31, 2013	156	$1.30	to	$18.09	$389	0.00%	0.45%	26.73%	to	27.29%
December 31, 2012	128	$1.02	to	$14.28	$274	1.75%	0.45%	17.01%	to	17.52%
December 31, 2011	105	$0.87	to	$12.20	$225	1.50%	0.45%	-7.40%	to	-6.97%
December 31, 2010	84	$0.93	to	$13.18	$209	1.37%	0.45%	12.23%	to	12.74%

	American Century VP Balanced Fund
December 31, 2014	5	$21.20	to	$21.20	$108	1.52%	0.45%	9.37%	to	9.37%
December 31, 2013	6	$19.38	to	$19.38	$109	1.60%	0.45%	16.91%	to	16.91%
December 31, 2012	6	$16.58	to	$16.58	$91	2.08%	0.45%	11.31%	to	11.31%
December 31, 2011	5	$14.90	to	$14.90	$81	1.88%	0.45%	4.86%	to	4.86%
December 31, 2010	6	$14.21	to	$14.21	$87	1.91%	0.45%	11.14%	to	11.14%

	American Century VP International Fund
December 31, 2014	6	$16.55	to	$16.55	$103	1.65%	0.45%	-5.93%	to	-5.93%
December 31, 2013	6	$17.59	to	$17.59	$102	1.65%	0.45%	21.87%	to	21.87%
December 31, 2012	6	$14.43	to	$14.43	$82	0.82%	0.45%	20.63%	to	20.63%
December 31, 2011	5	$11.97	to	$11.97	$66	1.41%	0.45%	-12.45%	to	-12.45%
December 31, 2010	6	$13.67	to	$13.67	$78	2.25%	0.45%	12.79%	to	12.79%

	VP Value Fund
December 31, 2014	11	$32.89	to	$32.89	$357	1.54%	0.45%	12.58%	to	12.58%
December 31, 2013	11	$29.21	to	$29.21	$323	1.66%	0.45%	31.15%	to	31.15%
December 31, 2012	12	$22.27	to	$22.27	$265	1.88%	0.45%	14.07%	to	14.07%
December 31, 2011	14	$19.53	to	$19.53	$264	2.03%	0.45%	0.56%	to	0.56%
December 31, 2010	17	$19.42	to	$19.42	$325	2.19%	0.45%	12.92%	to	12.92%

	T.Rowe Price Mid-Cap Growth Portfolio
December 31, 2014	193	$45.64	to	$45.64	$8,822	0.00%	0.45%	12.62%	to	12.62%
December 31, 2013	193	$40.53	to	$40.53	$7,805	0.00%	0.45%	36.10%	to	36.10%
December 31, 2012	159	$29.78	to	$29.78	$4,743	0.00%	0.45%	13.40%	to	13.40%
December 31, 2011	154	$26.26	to	$26.26	$4,047	0.00%	0.45%	-1.72%	to	-1.72%
December 31, 2010	140	$26.72	to	$26.72	$3,750	0.00%	0.45%	27.55%	to	27.55%

	T.Rowe Price New America Growth Portfolio
December 31, 2014	43	$21.19	to	$21.19	$906	0.00%	0.45%	8.85%	to	8.85%
December 31, 2013	37	$19.46	to	$19.46	$714	0.00%	0.45%	37.41%	to	37.41%
December 31, 2012	32	$14.17	to	$14.17	$446	0.50%	0.45%	12.62%	to	12.62%
December 31, 2011	31	$12.58	to	$12.58	$387	0.25%	0.45%	-1.52%	to	-1.52%
December 31, 2010	23	$12.77	to	$12.77	$292	0.22%	0.45%	19.12%	to	19.12%

	Prudential Small Capitalization Stock Portfolio
December 31, 2014	65	$44.36	to	$44.36	$2,885	0.00%	0.45%	4.93%	to	4.93%
December 31, 2013	62	$42.28	to	$42.28	$2,640	0.00%	0.45%	40.34%	to	40.34%
December 31, 2012	29	$30.12	to	$30.12	$860	0.60%	0.45%	15.52%	to	15.52%
December 31, 2011	30	$26.08	to	$26.08	$780	0.82%	0.45%	0.11%	to	0.11%
December 31, 2010	24	$26.05	to	$26.05	$614	0.57%	0.45%	25.37%	to	25.37%

	MFS Research Bond – Initial Class
December 31, 2014	6	$21.93	to	$21.93	$126	2.89%	0.45%	5.37%	to	5.37%
December 31, 2013	6	$20.81	to	$20.81	$122	1.17%	0.45%	-1.48%	to	-1.48%
December 31, 2012	6	$21.12	to	$21.12	$130	2.78%	0.45%	6.87%	to	6.87%
December 31, 2011	11	$19.76	to	$19.76	$215	2.64%	0.45%	6.27%	to	6.27%
December 31, 2010	11	$18.60	to	$18.60	$208	2.99%	0.45%	6.99%	to	6.99%

	T.Rowe Price Equity Income Portfolio
December 31, 2014	415	$25.07	to	$25.07	$10,411	1.76%	0.45%	6.90%	to	6.90%
December 31, 2013	417	$23.45	to	$23.45	$9,784	1.58%	0.45%	29.15%	to	29.15%
December 31, 2012	391	$18.16	to	$18.16	$7,090	2.17%	0.45%	16.63%	to	16.63%
December 31, 2011	364	$15.57	to	$15.57	$5,665	1.79%	0.45%	-1.16%	to	-1.16%
December 31, 2010	342	$15.75	to	$15.75	$5,379	1.95%	0.45%	14.51%	to	14.51%

A46

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Neuberger Berman AMT Large Cap Value Portfolio(5)
December 31, 2014	10	$1.35	to	$20.97	$16	0.70%	0.45%		9.37%	to	9.85%
December 31, 2013	10	$1.23	to	$19.17	$20	1.14%	0.45%	(2)	30.56%	to	31.14%
December 31, 2012	10	$0.94	to	$14.68	$21	0.06%	0.45%	(2)	16.09%	to	16.60%
December 31, 2011	174	$0.81	to	$12.65	$154	0.00%	0.45%		-11.77%	to	-11.36%
December 31, 2010	185	$0.91	to	$14.34	$186	0.76%	0.45%		15.15%	to	15.67%

	Janus Aspen Worldwide Portfolio – Institutional Shares
December 31, 2014	23	$15.45	to	$15.45	$361	1.07%	0.45%		6.97%	to	6.97%
December 31, 2013	25	$14.44	to	$14.44	$367	1.21%	0.45%		27.86%	to	27.86%
December 31, 2012	29	$11.29	to	$11.29	$332	0.87%	0.45%		19.55%	to	19.55%
December 31, 2011	33	$9.45	to	$9.45	$313	0.51%	0.45%		-14.14%	to	-14.14%
December 31, 2010	48	$11.00	to	$11.00	$530	0.62%	0.45%		15.32%	to	15.32%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2014	3	$17.61	to	$17.61	$60	0.37%	0.45%		12.50%	to	12.50%
December 31, 2013	4	$15.65	to	$15.65	$69	0.79%	0.45%		29.77%	to	29.77%
December 31, 2012	5	$12.06	to	$12.06	$62	0.56%	0.45%		18.06%	to	18.06%
December 31, 2011	6	$10.22	to	$10.22	$63	0.51%	0.45%		-5.73%	to	-5.73%
December 31, 2010	10	$10.84	to	$10.84	$106	1.06%	0.45%		14.01%	to	14.01%

	Janus Aspen Overseas Portfolio – Institutional Shares
December 31, 2014	4	$22.36	to	$22.36	$98	3.04%	0.45%		-12.27%	to	-12.27%
December 31, 2013	5	$25.49	to	$25.49	$132	3.14%	0.45%		14.05%	to	14.05%
December 31, 2012	6	$22.35	to	$22.35	$123	0.66%	0.45%		12.97%	to	12.97%
December 31, 2011	7	$19.78	to	$19.78	$140	0.42%	0.45%		-32.50%	to	-32.50%
December 31, 2010	8	$29.30	to	$29.30	$230	0.69%	0.45%		24.76%	to	24.76%

	Lazard Retirement U.S. Small Mid- Cap Equity Portfolio – Service Shares
December 31, 2014	3	$26.95	to	$26.95	$74	0.00%	0.45%		10.54%	to	10.54%
December 31, 2013	4	$24.38	to	$24.38	$88	0.00%	0.45%		34.68%	to	34.68%
December 31, 2012	4	$18.10	to	$18.10	$65	0.00%	0.45%		9.74%	to	9.74%
December 31, 2011	4	$16.50	to	$16.50	$63	0.00%	0.45%		-9.49%	to	-9.49%
December 31, 2010	5	$18.23	to	$18.23	$82	0.31%	0.45%		23.18%	to	23.18%

	Janus Aspen Enterprise Portfolio – Institutional Shares
December 31, 2014	209	$23.70	to	$23.70	$4,945	0.16%	0.45%		12.03%	to	12.03%
December 31, 2013	223	$21.16	to	$21.16	$4,726	0.51%	0.45%		31.80%	to	31.80%
December 31, 2012	214	$16.05	to	$16.05	$3,435	0.00%	0.45%		16.78%	to	16.78%
December 31, 2011	216	$13.75	to	$13.75	$2,972	0.00%	0.45%		-1.87%	to	-1.87%
December 31, 2010	206	$14.01	to	$14.01	$2,885	0.07%	0.45%		25.30%	to	25.30%

	AllianceBernstein VPS Real Estate Investment Portfolio
December 31, 2014	6	$43.11	to	$43.11	$237	2.54%	0.45%		24.79%	to	24.79%
December 31, 2013	8	$34.55	to	$34.55	$293	1.42%	0.45%		3.72%	to	3.72%
December 31, 2012	6	$33.31	to	$33.31	$211	1.03%	0.45%		20.66%	to	20.66%
December 31, 2011	5	$27.60	to	$27.60	$139	1.30%	0.45%		2.33%	to	8.55%
December 31, 2010	13	$0.85	to	$25.43	$72	1.29%	0.45%		25.79%	to	26.34%

	Deutsche Government & Agency Securities VIP(5)
December 31, 2014	10	$1.42	to	$16.56	$22	2.33%	0.45%		4.82%	to	5.29%
December 31, 2013	11	$1.35	to	$15.79	$21	2.92%	0.45%		-3.48%	to	-3.04%
December 31, 2012	11	$1.40	to	$16.36	$22	3.90%	0.45%		2.46%	to	2.92%
December 31, 2011	11	$1.36	to	$15.97	$21	4.15%	0.45%		6.99%	to	7.46%
December 31, 2010	11	$1.26	to	$14.93	$20	4.68%	0.45%		6.13%	to	6.61%

	Prudential Conservative Balanced Portfolio(5)
December 31, 2014	142	$1.99	to	$19.27	$2,569	0.00%	0.45%		8.29%	to	8.77%
December 31, 2013	140	$1.83	to	$17.79	$2,246	0.00%	0.45%		15.64%	to	16.15%
December 31, 2012	121	$1.58	to	$15.39	$1,652	2.02%	0.45%		10.74%	to	11.23%
December 31, 2011	108	$1.42	to	$13.90	$1,298	2.20%	0.45%		4.13%	to	4.60%
December 31, 2010	91	$1.36	to	$13.34	$1,056	2.26%	0.45%		11.25%	to	11.74%

A47

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Prudential Jennison 20/20 Focus Portfolio
December 31, 2014	17	$18.73	to	$18.73	$320	0.00%	0.45%		6.68%	to	6.68%
December 31, 2013	13	$17.55	to	$17.55	$233	0.00%	0.45%		29.31%	to	29.31%
December 31, 2012	9	$13.57	to	$13.57	$121	0.00%	0.45%		10.54%	to	10.54%
December 31, 2011	7	$12.28	to	$12.28	$84	0.08%	0.45%		-4.61%	to	-4.61%
December 31, 2010	4	$12.87	to	$12.87	$46	0.00%	0.45%		7.34%	to	7.34%

	Dreyfus Variable Investment Fund International Equity Portfolio
December 31, 2014	91	$15.06	to	$15.06	$1,375	2.15%	0.45%		-3.09%	to	-3.09%
December 31, 2013	78	$15.53	to	$15.53	$1,207	1.48%	0.45%		17.22%	to	17.22%
December 31, 2012	29	$13.25	to	$13.25	$387	0.44%	0.45%		22.62%	to	22.62%
December 31, 2011	24	$10.81	to	$10.81	$255	1.80%	0.45%		-15.08%	to	-15.08%
December 31, 2010	14	$12.73	to	$12.73	$172	1.49%	0.45%		9.54%	to	9.54%

	Deutsche Small Mid Cap Value VIP
December 31, 2014	16	$21.84	to	$21.84	$344	0.76%	0.45%		5.06%	to	5.06%
December 31, 2013	11	$20.79	to	$20.79	$219	1.10%	0.45%		34.65%	to	34.65%
December 31, 2012	7	$15.44	to	$15.44	$104	1.15%	0.45%		13.26%	to	13.26%
December 31, 2011	5	$13.63	to	$13.63	$64	0.98%	0.45%		-6.51%	to	-6.51%
December 31, 2010	2	$14.58	to	$14.58	$27	0.91%	0.45%		22.52%	to	22.52%

	Lazard Retirement Emerging Markets Equity Portfolio
December 31, 2014	166	$13.19	to	$13.19	$2,194	1.75%	0.45%		-5.07%	to	-5.07%
December 31, 2013	151	$13.90	to	$13.90	$2,094	1.53%	0.45%		-1.69%	to	-1.69%
December 31, 2012	116	$14.14	to	$14.14	$1,640	1.70%	0.45%		21.53%	to	21.53%
December 31, 2011	108	$11.63	to	$11.63	$1,259	1.98%	0.45%		-18.38%	to	-4.89%
December 31, 2010	101	$1.91	to	$14.25	$1,322	3.17%	0.45%		22.15%	to	22.69%

	T. Rowe Price Personal Strategy Balanced Portfolio
December 31, 2014	42	$17.28	to	$17.28	$727	1.68%	0.45%		4.73%	to	4.73%
December 31, 2013	34	$16.50	to	$16.50	$560	1.55%	0.45%		17.41%	to	17.41%
December 31, 2012	23	$14.05	to	$14.05	$317	2.06%	0.45%		14.64%	to	14.64%
December 31, 2011	16	$12.26	to	$12.26	$197	2.30%	0.45%		-0.77%	to	-0.77%
December 31, 2010	7	$12.36	to	$12.36	$81	2.87%	0.45%		13.20%	to	13.20%

	Neuberger Berman Advisers Management Trust Growth Portfolio
December 31, 2014	1	$27.27	to	$27.27	$27	0.00%	0.00%	(4)	6.42%	to	6.42%
December 31, 2013	1	$25.63	to	$25.63	$26	0.00%	0.45%		31.28%	to	31.28%
December 31, 2012	1	$19.52	to	$19.52	$20	0.00%	0.45%		12.10%	to	12.10%
December 31, 2011	1	$17.41	to	$17.41	$17	0.00%	0.45%		-0.67%	to	-0.67%
December 31, 2010	1	$17.53	to	$17.53	$18	0.00%	0.45%		30.76%	to	30.76%

	Prudential Government Income Portfolio
December 31, 2014	1	$12.94	to	$12.94	$14	0.35%	0.45%		5.39%	to	5.39%
December 31, 2013	1	$12.28	to	$12.28	$13	1.78%	0.45%		-2.78%	to	-2.78%
December 31, 2012	1	$12.63	to	$12.63	$13	2.08%	0.45%		3.17%	to	3.17%
December 31, 2011	1	$12.24	to	$12.24	$12	2.47%	0.45%		7.15%	to	7.15%
December 31, 2010	1	$11.43	to	$11.43	$11	2.89%	0.45%		6.51%	to	6.51%

	Prudential Natural Resources Portfolio
December 31, 2014	1	$14.88	to	$14.88	$15	0.00%	0.00%	(4)	-20.26%	to	-20.26%
December 31, 2013	1	$18.66	to	$18.66	$19	0.00%	0.00%	(4)	9.73%	to	9.73%
December 31, 2012	1	$17.01	to	$17.01	$17	0.46%	0.00%	(4)	-2.91%	to	-2.91%
December 31, 2011	1	$17.52	to	$17.52	$18	0.11%	0.45%		-19.42%	to	4.86%
December 31, 2010	11	$1.56	to	$21.74	$37	0.42%	0.45%		27.42%	to	27.99%

	T. Rowe Price International Stock Portfolio
December 31, 2014	1	$21.71	to	$21.71	$26	1.06%	0.45%		-1.68%	to	-1.68%
December 31, 2013	1	$22.08	to	$22.08	$26	0.90%	0.45%		13.54%	to	13.54%
December 31, 2012	1	$19.45	to	$19.45	$22	1.33%	0.45%		17.92%	to	17.92%
December 31, 2011	1	$16.49	to	$16.49	$18	1.62%	0.45%		-13.23%	to	-13.23%
December 31, 2010	1	$19.01	to	$19.01	$19	0.96%	0.45%		13.95%	to	13.95%

A48

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Invesco V.I. Core Equity Fund
December 31, 2014	10	$1.64	to	$1.64	$16	0.78%	0.00%	(4)	8.15%	to	8.15%
December 31, 2013	13	$1.52	to	$1.52	$19	1.48%	0.00%		29.25%	to	29.25%
December 31, 2012	13	$1.18	to	$1.18	$15	1.01%	0.00%		13.88%	to	13.88%
December 31, 2011	13	$1.03	to	$1.03	$13	0.97%	0.00%		-0.07%	to	-0.07%
December 31, 2010	12	$1.03	to	$1.03	$13	0.96%	0.00%		9.56%	to	9.56%

	Fidelity VIP Equity-Income Portfolio – Service Class
December 31, 2014	103	$1.35	to	$1.35	$139	3.03%	0.00%		8.65%	to	8.65%
December 31, 2013	95	$1.24	to	$1.24	$119	2.82%	0.00%		28.01%	to	28.01%
December 31, 2012	83	$0.97	to	$0.97	$81	3.42%	0.00%		17.19%	to	17.19%
December 31, 2011	65	$0.83	to	$0.83	$54	2.88%	0.00%		0.86%	to	0.86%
December 31, 2010	47	$0.82	to	$0.82	$39	2.19%	0.00%		15.09%	to	15.09%

	PIMCO Long-Term U.S Government Portfolio
December 31, 2014	147	$1.97	to	$1.97	$290	2.32%	0.00%		24.01%	to	24.01%
December 31, 2013	341	$1.59	to	$1.59	$542	2.52%	0.00%		-12.95%	to	-12.95%
December 31, 2012	55	$1.83	to	$1.83	$101	2.16%	0.00%		4.43%	to	4.43%
December 31, 2011	45	$1.75	to	$1.75	$79	2.70%	0.00%		27.83%	to	27.83%
December 31, 2010	34	$1.37	to	$1.37	$46	3.64%	0.00%		11.61%	to	11.61%

	Deutsche Capital Growth VIP
December 31, 2014	194	$1.85	to	$1.85	$360	0.61%	0.00%		12.97%	to	12.97%
December 31, 2013	246	$1.64	to	$1.64	$403	1.45%	0.00%		34.65%	to	34.65%
December 31, 2012	256	$1.22	to	$1.22	$311	0.98%	0.00%		16.05%	to	16.05%
December 31, 2011	204	$1.05	to	$1.05	$213	0.72%	0.00%		-4.47%	to	-4.47%
December 31, 2010	162	$1.10	to	$1.10	$178	0.99%	0.00%		16.71%	to	16.71%

	Mutual Global Discovery VIP Fund – Class 2
December 31, 2014	105	$1.57	to	$1.57	$164	2.05%	0.00%		5.71%	to	5.71%
December 31, 2013	115	$1.48	to	$1.48	$171	2.22%	0.00%		27.61%	to	27.61%
December 31, 2012	128	$1.16	to	$1.16	$149	2.93%	0.00%		13.36%	to	13.36%
December 31, 2011	97	$1.03	to	$1.03	$100	2.32%	0.00%		-2.96%	to	-2.96%
December 31, 2010	63	$1.06	to	$1.06	$67	1.56%	0.00%		11.96%	to	11.96%

	PIMCO VIT Total Return Portfolio(5)
December 31, 2014	13	$1.61	to	$11.40	$49	2.21%	0.45%		3.81%	to	4.28%
December 31, 2013	84	$1.55	to	$10.98	$170	2.21%	0.45%		-2.40%	to	-1.96%
December 31, 2012(2)	69	$1.58	to	$11.25	$148	2.56%	0.45%		9.10%	to	9.59%
December 31, 2011	57	$1.44	to	$10.31	$111	2.61%	0.45%		3.11%	to	3.61%
December 31, 2010	37	$1.39	to	$1.39	$51	2.41%	0.00%		8.11%	to	8.11%

	AllianceBernstein VPS International Growth Portfolio(5)
December 31, 2014	21	$0.98	to	$13.75	$155	0.00%	0.45%		-1.64%	to	-1.20%
December 31, 2013	33	$1.00	to	$13.98	$282	0.92%	0.45%		13.10%	to	13.60%
December 31, 2012(2)	28	$0.88	to	$12.36	$183	1.52%	0.45%		15.03%	to	15.54%
December 31, 2011	23	$0.76	to	$10.74	$110	2.87%	0.45%		-16.24%	to	-15.85%
December 31, 2010	17	$0.90	to	$12.83	$63	1.90%	0.45%		12.40%	to	12.89%

	Fidelity VIP Freedom 2015 Portfolio
December 31, 2014	125	$1.43	to	$1.43	$179	1.61%	0.00%		4.63%	to	4.63%
December 31, 2013	128	$1.37	to	$1.37	$175	1.04%	0.00%		14.24%	to	14.24%
December 31, 2012	267	$1.20	to	$1.20	$319	2.49%	0.00%		12.13%	to	12.13%
December 31, 2011	192	$1.07	to	$1.07	$205	2.15%	0.00%		-0.41%	to	-0.41%
December 31, 2010	187	$1.07	to	$1.07	$200	2.41%	0.00%		13.00%	to	13.00%

	Invesco V.I. International Growth Fund
December 31, 2014	133	$1.30	to	$1.30	$172	1.65%	0.00%		0.33%	to	0.33%
December 31, 2013	126	$1.29	to	$1.29	$163	0.99%	0.00%		19.01%	to	19.01%
December 31, 2012	190	$1.09	to	$1.09	$207	2.13%	0.00%		15.53%	to	15.53%
December 31, 2011	58	$0.94	to	$0.94	$55	1.43%	0.00%		-6.74%	to	-6.74%
December 31, 2010	43	$1.01	to	$1.01	$43	2.68%	0.00%		12.86%	to	12.86%

A49

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Franklin Large-Cap Value VIP Fund (expired October 1, 2014)
December 31, 2014	-	$-	to	$-	$-	1.26%	0.00%		3.75%	to	3.75%
December 31, 2013	92	$1.37	to	$1.37	$127	1.62%	0.00%		35.75%	to	35.75%
December 31, 2012	77	$1.01	to	$1.01	$78	1.78%	0.00%		14.44%	to	14.44%
December 31, 2011	64	$0.88	to	$0.88	$56	1.17%	0.00%		-5.26%	to	-5.26%
December 31, 2010	54	$0.93	to	$0.93	$51	1.98%	0.00%		14.27%	to	14.27%

	Templeton Global Bond VIP Fund – Class 2
December 31, 2014	71	$1.86	to	$1.86	$131	5.20%	0.00%		1.83%	to	1.83%
December 31, 2013	76	$1.82	to	$1.82	$139	4.83%	0.00%		1.63%	to	1.63%
December 31, 2012	164	$1.79	to	$1.79	$294	7.20%	0.00%		15.07%	to	15.07%
December 31, 2011	153	$1.56	to	$1.56	$238	5.88%	0.00%		-0.87%	to	-0.87%
December 31, 2010	120	$1.57	to	$1.57	$188	1.39%	0.00%		14.45%	to	14.45%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
December 31, 2014	10	$1.73	to	$1.73	$17	0.62%	0.00%	(4)	15.86%	to	15.86%
December 31, 2013	12	$1.50	to	$1.50	$17	1.10%	0.00%		40.59%	to	40.59%
December 31, 2012	12	$1.06	to	$1.06	$12	0.84%	0.00%		16.13%	to	16.13%
December 31, 2011	12	$0.92	to	$0.92	$11	0.57%	0.00%		-1.52%	to	-1.52%
December 31, 2010	75	$0.93	to	$0.93	$69	1.52%	0.00%		19.52%	to	19.52%

	Neuberger Berman AMT Mid-Cap Growth Portfolio
December 31, 2014	161	$1.75	to	$1.75	$280	0.00%	0.00%		7.59%	to	7.59%
December 31, 2013	189	$1.62	to	$1.62	$306	0.00%	0.00%		32.61%	to	32.61%
December 31, 2012	158	$1.22	to	$1.22	$193	0.00%	0.00%		12.41%	to	12.41%
December 31, 2011	130	$1.09	to	$1.09	$141	0.00%	0.00%		0.47%	to	0.47%
December 31, 2010	104	$1.08	to	$1.08	$113	0.00%	0.00%		29.10%	to	29.10%

	Fidelity VIP Mid Cap Portfolio – Service Class
December 31, 2014	154	$1.73	to	$1.73	$268	0.22%	0.00%		6.20%	to	6.20%
December 31, 2013	93	$1.63	to	$1.63	$153	0.35%	0.00%		36.06%	to	36.06%
December 31, 2012	136	$1.20	to	$1.20	$163	0.61%	0.00%		14.75%	to	14.75%
December 31, 2011	91	$1.05	to	$1.05	$95	0.14%	0.00%		-10.72%	to	-10.72%
December 31, 2010	96	$1.17	to	$1.17	$112	0.31%	0.00%		28.70%	to	28.70%

	Franklin Strategic Income VIP Fund – Class 2
December 31, 2014	30	$1.56	to	$1.56	$46	5.97%	0.00%		1.86%	to	1.86%
December 31, 2013	30	$1.53	to	$1.53	$46	6.97%	0.00%		3.32%	to	3.32%
December 31, 2012	44	$1.49	to	$1.49	$66	7.86%	0.00%		12.75%	to	12.75%
December 31, 2011	34	$1.32	to	$1.32	$45	6.80%	0.00%		2.57%	to	2.57%
December 31, 2010	32	$1.28	to	$1.28	$41	3.73%	0.00%		10.91%	to	10.91%

	Fidelity VIP Value Strategies Portfolio – Service Class
December 31, 2014	261	$1.48	to	$1.48	$387	1.06%	0.00%		6.69%	to	6.69%
December 31, 2013	201	$1.39	to	$1.39	$278	0.98%	0.00%		30.44%	to	30.44%
December 31, 2012	149	$1.06	to	$1.06	$158	0.53%	0.00%		27.10%	to	27.10%
December 31, 2011	138	$0.84	to	$0.84	$115	1.14%	0.00%		-8.85%	to	-8.85%
December 31, 2010	102	$0.92	to	$0.92	$94	0.53%	0.00%		26.46%	to	26.46%

	Fidelity VIP Money Market Portfolio
December 31, 2014	905	$1.07	to	$1.07	$971	0.01%	0.00%		0.01%	to	0.01%
December 31, 2013	807	$1.07	to	$1.07	$865	0.01%	0.00%		0.01%	to	0.01%
December 31, 2012	939	$1.07	to	$1.07	$1,007	0.04%	0.00%		0.04%	to	0.04%
December 31, 2011	452	$1.07	to	$1.07	$485	0.03%	0.00%		0.03%	to	0.03%
December 31, 2010	272	$1.07	to	$1.07	$291	0.08%	0.00%		0.14%	to	0.14%

	Fidelity VIP Freedom 2025 Portfolio
December 31, 2014	33	$1.46	to	$1.46	$48	1.58%	0.00%		4.98%	to	4.98%
December 31, 2013	33	$1.39	to	$1.39	$46	1.47%	0.00%		19.89%	to	19.89%
December 31, 2012	42	$1.16	to	$1.16	$49	2.83%	0.00%		14.97%	to	14.97%
December 31, 2011	21	$1.01	to	$1.01	$21	2.77%	0.00%		-2.26%	to	-2.26%
December 31, 2010	11	$1.03	to	$1.03	$11	1.00%	0.00%		15.70%	to	15.70%

A50

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Fidelity VIP Contrafund Portfolio – Service Class
December 31, 2014	242	$1.69	to	$1.69	$411	1.10%	0.00%		11.82%	to	11.82%
December 31, 2013	129	$1.52	to	$1.52	$196	1.33%	0.00%		31.14%	to	31.14%
December 31, 2012	63	$1.16	to	$1.16	$72	1.36%	0.00%		16.31%	to	16.31%
December 31, 2011	46	$0.99	to	$0.99	$45	0.95%	0.00%		-2.64%	to	-2.64%
December 31, 2010	41	$1.02	to	$1.02	$41	1.25%	0.00%		17.11%	to	17.11%

	Fidelity VIP Freedom 2020 Portfolio – Service Class
December 31, 2014	30	$1.40	to	$1.40	$43	1.61%	0.00%		4.66%	to	4.66%
December 31, 2013	31	$1.34	to	$1.34	$41	1.23%	0.00%		15.95%	to	15.95%
December 31, 2012	49	$1.16	to	$1.16	$57	2.09%	0.00%		13.19%	to	13.19%
December 31, 2011	48	$1.02	to	$1.02	$49	2.79%	0.00%		-1.13%	to	-1.13%
December 31, 2010	22	$1.03	to	$1.03	$23	2.44%	0.00%		14.52%	to	14.52%

	Fidelity VIP Index 500 Portfolio – Service Class
December 31, 2014	385	$1.62	to	$1.62	$626	1.70%	0.00%	(4)	13.46%	to	13.46%
December 31, 2013	398	$1.43	to	$1.43	$569	1.57%	0.00%		32.11%	to	32.11%
December 31, 2012	556	$1.08	to	$1.08	$602	2.81%	0.00%		15.81%	to	15.81%
December 31, 2011	347	$0.94	to	$0.94	$324	2.17%	0.00%		1.93%	to	1.93%
December 31, 2010	257	$0.92	to	$0.92	$236	1.70%	0.00%		14.91%	to	14.91%

	PIMCO Low Duration Portfolio
December 31, 2014	56	$1.36	to	$1.36	$76	1.13%	0.00%		0.85%	to	0.85%
December 31, 2013	57	$1.35	to	$1.35	$77	1.54%	0.00%		-0.14%	to	-0.14%
December 31, 2012	122	$1.35	to	$1.35	$165	1.89%	0.00%		5.85%	to	5.85%
December 31, 2011	100	$1.27	to	$1.27	$127	1.67%	0.00%		1.11%	to	1.11%
December 31, 2010	89	$1.26	to	$1.26	$113	1.65%	0.00%		5.29%	to	5.29%

	PIMCO Short-Term Portfolio
December 31, 2014	10	$1.18	to	$1.18	$12	0.80%	0.00%	(4)	0.71%	to	0.71%
December 31, 2013	10	$1.18	to	$1.18	$12	0.81%	0.00%		0.57%	to	0.57%
December 31, 2012	675	$1.17	to	$1.17	$789	0.88%	0.00%		2.78%	to	2.78%
December 31, 2011	541	$-	to	$-	$616	0.95%	0.00%		0.51%	to	0.51%
December 31, 2010	296	$1.13	to	$1.13	$336	0.86%	0.00%		2.11%	to	2.11%

	Deutsche Small Cap Index VIP
December 31, 2014	21	$1.62	to	$1.62	$35	0.96%	0.00%		4.74%	to	4.74%
December 31, 2013	22	$1.55	to	$1.55	$34	1.95%	0.00%		38.64%	to	38.64%
December 31, 2012	34	$1.12	to	$1.12	$38	0.98%	0.00%		16.25%	to	16.25%
December 31, 2011	25	$0.96	to	$0.96	$24	0.79%	0.00%		-4.41%	to	-4.41%
December 31, 2010	22	$1.01	to	$1.01	$22	1.35%	0.00%		26.39%	to	26.39%

	Royce Micro-Cap Portfolio
December 31, 2014	62	$1.24	to	$1.24	$77	0.00%	0.00%		-3.58%	to	-3.58%
December 31, 2013	63	$1.29	to	$1.29	$81	0.37%	0.00%		20.99%	to	20.99%
December 31, 2012	127	$1.07	to	$1.07	$135	0.00%	0.00%		7.60%	to	7.60%
December 31, 2011	95	$0.99	to	$0.99	$94	3.04%	0.00%		-12.10%	to	-12.10%
December 31, 2010	58	$1.13	to	$1.13	$65	2.35%	0.00%		29.96%	to	29.96%

	Royce Small-Cap Portfolio
December 31, 2014	29	$1.64	to	$1.64	$47	0.14%	0.00%		3.24%	to	3.24%
December 31, 2013	25	$1.59	to	$1.59	$39	1.24%	0.00%		34.75%	to	34.75%
December 31, 2012	21	$1.18	to	$1.18	$24	0.13%	0.00%		12.50%	to	12.50%
December 31, 2011	16	$1.05	to	$1.05	$17	0.36%	0.00%		-3.28%	to	-3.28%
December 31, 2010	13	$1.08	to	$1.08	$14	0.13%	0.00%		20.52%	to	20.52%

	AllianceBernstein VPS Small Cap Growth Portfolio
December 31, 2014	66	$1.93	to	$1.93	$128	0.00%	0.00%		-1.81%	to	-1.81%
December 31, 2013	166	$1.97	to	$1.97	$328	0.00%	0.00%		45.66%	to	45.66%
December 31, 2012	149	$1.35	to	$1.35	$202	0.00%	0.00%		15.02%	to	15.02%
December 31, 2011	149	$1.17	to	$1.17	$175	0.00%	0.00%		4.46%	to	4.46%
December 31, 2010	119	$1.12	to	$1.12	$134	0.00%	0.00%		36.90%	to	36.90%

A51

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Invesco V.I. Small Cap Equity Fund
December 31, 2014	56	$1.73	to	$1.73	$97	0.00%	0.00%		2.36%	to	2.36%
December 31, 2013	48	$1.69	to	$1.69	$81	0.01%	0.00%		37.46%	to	37.46%
December 31, 2012	41	$1.23	to	$1.23	$51	0.00%	0.00%		13.89%	to	13.89%
December 31, 2011	36	$1.08	to	$1.08	$39	0.00%	0.00%		-0.73%	to	-0.73%
December 31, 2010	31	$1.09	to	$1.09	$33	0.00%	0.00%		28.54%	to	28.54%

	Franklin Small Cap Value VIP Fund – Class 2
December 31, 2014	357	$1.61	to	$1.61	$577	0.60%	0.00%		0.57%	to	0.57%
December 31, 2013	336	$1.60	to	$1.60	$539	1.50%	0.00%		36.24%	to	36.24%
December 31, 2012	341	$1.18	to	$1.18	$401	0.90%	0.00%		18.39%	to	18.39%
December 31, 2011	267	$1.00	to	$1.00	$266	0.71%	0.00%		-3.76%	to	-3.76%
December 31, 2010	247	$1.03	to	$1.03	$256	0.70%	0.00%		28.22%	to	28.22%

	Fidelity VIP Freedom 2030 Portfolio
December 31, 2014	30	$1.41	to	$1.41	$43	1.48%	0.00%		4.86%	to	4.86%
December 31, 2013	31	$1.35	to	$1.35	$42	1.30%	0.00%		21.50%	to	21.50%
December 31, 2012	48	$1.11	to	$1.11	$54	2.81%	0.00%		15.48%	to	15.48%
December 31, 2011	30	$0.96	to	$0.96	$29	2.25%	0.00%		-2.70%	to	-2.70%
December 31, 2010	22	$0.99	to	$0.99	$22	2.16%	0.00%		16.00%	to	16.00%

	Lazard Retirement International Equity Portfolio – Service Shares
December 31, 2014	10	$1.89	to	$1.89	$19	1.19%	0.00%	(4)	-4.21%	to	-4.21%
December 31, 2013	20	$1.97	to	$1.97	$39	1.33%	0.00%		20.76%	to	20.76%
December 31, 2012	20	$1.63	to	$1.63	$32	1.71%	0.00%		21.11%	to	21.11%
December 31, 2011	20	$1.35	to	$1.35	$27	2.16%	0.00%		-7.27%	to	-7.27%
December 31, 2010	10	$1.45	to	$1.45	$15	1.04%	0.00%		6.72%	to	6.72%

	AST Balanced Asset Allocation Portfolio
December 31, 2014	23	$1.58	to	$1.58	$36	0.00%	0.00%		6.52%	to	6.52%
December 31, 2013	22	$1.48	to	$1.48	$32	0.00%	0.00%		17.65%	to	17.65%
December 31, 2012	20	$1.26	to	$1.26	$25	1.11%	0.00%		12.48%	to	12.48%
December 31, 2011	17	$1.12	to	$1.12	$19	0.59%	0.00%		-1.22%	to	-1.22%
December 31, 2010	15	$1.13	to	$1.13	$16	0.88%	0.00%		12.31%	to	12.31%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2014	112	$1.59	to	$1.59	$177	0.00%	0.00%		5.50%	to	5.50%
December 31, 2013	102	$1.50	to	$1.50	$154	0.00%	0.00%		20.50%	to	20.50%
December 31, 2012	87	$1.25	to	$1.25	$109	0.32%	0.00%		11.01%	to	11.01%
December 31, 2011	67	$1.12	to	$1.12	$75	0.32%	0.00%		-3.46%	to	-3.46%
December 31, 2010	30	$1.16	to	$1.16	$34	0.49%	0.00%		14.64%	to	14.64%

	AST Preservation Asset Allocation Portfolio
December 31, 2014	234	$1.43	to	$1.43	$335	0.00%	0.00%		5.78%	to	5.78%
December 31, 2013	221	$1.35	to	$1.35	$299	0.00%	0.00%		9.21%	to	9.21%
December 31, 2012	303	$1.24	to	$1.24	$374	1.26%	0.00%		10.38%	to	10.38%
December 31, 2011	236	$1.12	to	$1.12	$264	0.97%	0.00%		0.99%	to	0.99%
December 31, 2010	204	$1.11	to	$1.11	$226	1.29%	0.00%		10.57%	to	10.57%

	JPMorgan Insurance Trust Core Bond Portfolio
December 31, 2014	2	$15.65	to	$15.65	$24	4.08%	0.45%		4.45%	to	4.45%
December 31, 2013	2	$14.99	to	$14.99	$23	4.48%	0.45%		-1.91%	to	-1.91%
December 31, 2012	1	$15.28	to	$15.28	$22	4.43%	0.45%		4.86%	to	4.86%
December 31, 2011	1	$14.57	to	$14.57	$20	4.03%	0.45%		0.99%	to	6.98%
December 31, 2010	12	$0.96	to	$13.62	$33	3.75%	0.45%		8.75%	to	9.24%

	JPMorgan Insurance Trust U.S. Equity Portfolio
December 31, 2014	5	$19.26	to	$19.26	$92	0.90%	0.45%		13.41%	to	13.41%
December 31, 2013	5	$16.98	to	$16.98	$80	1.24%	0.45%		35.62%	to	35.62%
December 31, 2012	5	$12.52	to	$12.52	$58	1.46%	0.45%		17.13%	to	17.13%
December 31, 2011	4	$10.69	to	$10.69	$48	1.20%	0.45%		-2.31%	to	-2.31%
December 31, 2010	4	$10.94	to	$10.94	$48	0.88%	0.45%		13.07%	to	13.07%

A52

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return*** Lowest — Highest
	JPMorgan Insurance Trust International Equity Portfolio (expired December 12, 2014)
December 31, 2014	-	$-	to	$-	$-	1.76%		0.45%		-3.46%	to	-3.46%
December 31, 2013	2	$16.73	to	$16.73	$41	1.87%		0.45%		14.94%	to	14.94%
December 31, 2012	2	$14.56	to	$14.56	$35	2.12%		0.45%		20.53%	to	20.53%
December 31, 2011	2	$12.08	to	$12.08	$28	1.82%		0.45%		-11.86%	to	-11.86%
December 31, 2010	2	$13.70	to	$13.70	$32	0.24%		0.45%		6.68%	to	6.68%

	JPMorgan Insurance Trust Small Cap Portfolio
December 31, 2014	1	$30.69	to	$30.69	$32	0.15%		0.45%		9.12%	to	9.12%
December 31, 2013	1	$28.13	to	$28.13	$31	0.55%		0.45%		41.68%	to	41.68%
December 31, 2012	1	$19.85	to	$19.85	$22	0.20%		0.45%		19.20%	to	19.20%
December 31, 2011	1	$16.66	to	$16.66	$17	0.13%		0.45%		-5.21%	to	-5.21%
December 31, 2010	1	$17.57	to	$17.57	$22	0.00%		0.45%		26.57%	to	26.57%

	AST Cohen & Steers Realty Portfolio (became available October 31, 2014)
December 31, 2014	1	$10.57	to	$10.57	$11	0.00%	(3)	0.00%	(4)	3.06%	to	3.06%
*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contractholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period.

Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less 1,000 units and/or $1,000 in net assets.

(2)
In the December 31, 2012 and December 31, 2013 financial statements, the Expense Ratio was misstated. The Expense Ratio in Note 7 to the December 31, 2012 and December 31, 2013 financial statements was presented as 0.00%. The correct amounts are shown in the table above. These revisions had no impact on the statements of net assets, operations or changes in net assets.

A53

Note 7:	Financial Highlights (Continued)

(3)	Amount is less than 0.01%.

(4)	All units are owned by Prudential and no expenses are charged.

(5)	The expense ratio of 0.45% applies to the Group Variable Universal subaccounts only. The expense ratio of 0.00% applies to the PruBenefit Select subaccounts only.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employers or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL Contract”), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a “COLI Contract”). The COLI Contractholders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include nonqualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

The GVUL Contract charges are as follows:

A.    Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B.    Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals—Not to exceed the lesser of $20 or 2% of the amount received.

Loans—Not to exceed $20 for each loan made.

Transfers—Not to exceed $20 for each transfer, after the twelfth transfer, in a certificate year.

Deferred Sales Charges—The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance—Not to exceed $20 per statement.

C.    Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state taxes attributable to premiums, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales expenses, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the Contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the net amount of risk applicable to the participant. In addition, monthly charges may also

A54

Note 7:	Financial Highlights (Continued)
be deducted to compensate Prudential for costs related to administering the Contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units. Loans have a maximum net interest of 2%.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A.    Transaction Fees

Premium Load—This charge is deducted to compensate Prudential for the costs of selling the COLI Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Surrenders and partial withdrawals—No charge.

Transfers—currently, there is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer.

B.    Monthly Charges

Cost of Insurance—Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Mortality and Expense Risk Charge—The mortality and expense risk charge, currently equal to an effective annual rate of 0.24% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality and expense risk charge is not a daily charge deducted from the Account. Instead, like the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

A55

Note 7:	Financial Highlights (Continued)
To deduct the Mortality and Expense Risk Charge from the Variable Investment Options, on each Monthly Date, Prudential converts the dollar amount of the Mortality and Expense Risk Charge into units. The resulting number of units are deducted pro-rata from the Variable Investment Options allocated to the Contractholder.

Administrative Charge—This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI Contractholders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance—Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans—1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

To deduct the Cost of Insurance and Administrative Charge from the Variable Investment Options and Fixed Interest Rate Option, on each Monthly Date, for each Coverage, Prudential calculates the amount in each Variable Investment Option and in the Fixed Interest Rate Option, and divides the sum by the Coverage Fund to obtain an allocation factor. Prudential then calculates the dollar amount of the COI and Administrative Charge for the Coverage and multiplies the result by the allocation factor for each Variable Investment Option and for the Fixed Interest Rate Option to determine the amount to be deducted from each Variable Investment Option and from the Fixed Interest Rate Option. Prudential then converts the dollar amount to be deducted from the Variable Investment Options into Units, and then subtracts such Units from the Variable Investment Options, Prudential subtracts the dollar amount of the charges from the Fixed Interest Rate Option.

Note 8:	Other

Participant or Contractholder net payments—represent Contractholder contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest—represent amounts borrowed by Contractholders using the policy as the security for the loan and payments made by Contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to Contractholders and beneficiaries made under the terms of the Contracts, and amounts that Contractholders have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or Fixed Account—are amounts that Contractholders have directed to be moved among subaccounts, including permitted transfers to and from the Fixed Account.

Other charges—are various Contract level charges as described in charges and expenses section located above.

A56

Report of Independent Registered Public Accounting Firm

To the Contractholders of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2014, the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 14, 2015

A57

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Registered Public Accounting Firm
December 31, 2014 and 2013

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2014 and 2013 (in millions, except share amounts)

	2014	2013
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2014-$152,877; 2013-$150,366)	$164,589	$155,019
Trading account assets supporting insurance liabilities, at fair value	18,345	18,895
Other trading account assets, at fair value	4,795	2,948
Equity securities, available for sale, at fair value (cost: 2014-$4,396; 2013-$4,358)	6,325	6,421
Commercial mortgage and other loans	39,030	35,249
Policy loans	8,857	8,749
Other long-term investments (includes $1,081 and $873 measured at fair value under the fair value
option at December 31, 2014 and 2013, respectively)	8,829	7,860
Short-term investments and other	5,574	6,283
Total investments	256,344	241,424
Cash and cash equivalents	3,834	2,760
Accrued investment income	1,991	2,000
Deferred policy acquisition costs	10,202	10,210
Value of business acquired	1,243	1,596
Other assets	8,762	9,319
Due from parent and affiliates	15,206	7,497
Separate account assets	250,229	237,031
TOTAL ASSETS	$547,811	$511,837

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$127,437	$115,717
Policyholders' account balances	88,795	86,697
Policyholders' dividends	7,568	5,425
Securities sold under agreements to repurchase	9,407	7,898
Cash collateral for loaned securities	4,236	4,992
Income taxes	4,782	1,975
Short-term debt	2,106	1,613
Long-term debt	9,670	11,570
Other liabilities	7,292	9,045
Due to parent and affiliates	11,255	9,340
Separate account liabilities	250,229	237,031
Total liabilities	522,777	491,303

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at
at December 31, 2014 and 2013)	2	2
Additional paid-in capital	19,078	18,968
Accumulated other comprehensive income	2,812	98
Retained earnings	3,094	1,462
Total Prudential Insurance Company of America's equity	24,986	20,530
Noncontrolling interests	48	4
Total equity	25,034	20,534
TOTAL LIABILITIES AND EQUITY	$547,811	$511,837

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012
REVENUES
Premiums	$16,523	$10,806	$42,466
Policy charges and fee income	4,847	4,172	3,168
Net investment income	10,586	10,063	8,891
Asset management and service fees	887	848	751
Other income	787	150	852
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(116)	(1,024)	(1,417)
Other-than-temporary impairments on fixed maturity securities transferred to
Other comprehensive income	73	856	1,264
Other realized investment gains (losses), net	3,884	(2,394)	230
Total realized investment gains (losses), net	3,841	(2,562)	77
Total revenues	37,471	23,477	56,205

BENEFITS AND EXPENSES
Policyholders' benefits	20,754	13,626	45,357
Interest credited to policyholders' account balances	2,908	1,777	2,870
Dividends to policyholders	2,656	1,942	2,052
Amortization of deferred policy acquisition costs	940	(205)	654
General and administrative expenses	5,235	4,784	4,250
Total benefits and expenses	32,493	21,924	55,183

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	4,978	1,553	1,022

Total income tax expense (benefit)	1,342	126	72

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	3,636	1,427	950
Equity in earnings of operating joint ventures, net of taxes	(10)	36	37
INCOME (LOSS) FROM CONTINUING OPERATIONS	3,626	1,463	987
Income (loss) from discontinued operations, net of taxes	7	(3)	(2)
NET INCOME (LOSS)	3,633	1,460	985
Less: Income (loss) attributable to noncontrolling interests	1	1	(1)
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$3,632	$1,459	$986

See Notes to Consolidated Financial Statements

3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Comprehensive Income
Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012

NET INCOME (LOSS)	$3,633	$1,460	$985

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	(53)	7	6
Net unrealized investment gains (losses)	5,267	(5,638)	1,533
Defined benefit pension and postretirement unrecognized periodic benefit	(987)	846	(685)

Total	4,227	(4,785)	854
Less: Income tax expense (benefit) related to other comprehensive income (loss)	1,514	(1,671)	260

Other comprehensive income (loss), net of taxes	2,713	(3,114)	594

Comprehensive income (loss)	6,346	(1,654)	1,579

Less: Comprehensive income (loss) attributable to noncontrolling interests	0	1	(1)

Comprehensive income (loss) attributable to Prudential Insurance Company of America	$6,346	$(1,655)	$1,580

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity
Years Ended December 31, 2014, 2013 and 2012 (in millions)

					Total
					Prudential
			Retained	Accumulated	Insurance
		Additional	Earnings	Other	Company
	Common	Paid-in	(Accumulated	Comprehensive	of America	Noncontrolling	Total
	Stock	Capital	Deficit)	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2011	$2	$18,282	$(109)	$2,618	$20,793	$10	$20,803
Dividends to parent			(600)		(600)		(600)
Assets purchased/transferred from affiliates		(35)			(35)		(35)
Long-term stock-based compensation program		22			22		22
Comprehensive income:
Net income (loss)			986		986	(1)	985
Other comprehensive income, net of taxes				594	594		594
Total comprehensive income (loss)					1,580	(1)	1,579
Balance, December 31, 2012	2	18,269	277	3,212	21,760	9	21,769
Capital contributions from parent		712			712		712
Dividends to parent			(274)		(274)		(274)
Distributions to noncontrolling interests						(6)	(6)
Assets purchased/transferred from affiliates		(25)			(25)		(25)
Long-term stock-based compensation program		12			12		12
Comprehensive income:
Net income (loss)			1,459		1,459	1	1,460
Other comprehensive income, net of taxes				(3,114)	(3,114)		(3,114)
Total comprehensive income (loss)					(1,655)	1	(1,654)
Balance, December 31, 2013	2	18,968	1,462	98	20,530	4	20,534
Capital contributions from parent		100			100		100
Dividends to parent			(2,000)		(2,000)		(2,000)
Contribution from noncontrolling interests						45	45
Distributions to noncontrolling interests						(1)	(1)
Long-term stock-based compensation program		10			10		10
Comprehensive income:
Net income (loss)			3,632		3,632	1	3,633
Other comprehensive income, net of tax				2,714	2,714	(1)	2,713
Total comprehensive income (loss)					6,346	0	6,346
Balance, December 31, 2014	$2	$19,078	$3,094	$2,812	$24,986	$48	$25,034

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,633	$1,460	$985
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(3,841)	2,562	(77)
Policy charges and fee income	(1,765)	(1,335)	(1,001)
Interest credited to policyholders' account balances	2,908	1,777	2,871
Depreciation and amortization	443	19	(205)
(Gains) losses on trading account assets supporting insurance liabilities, net	(155)	718	(408)
Change in:
Deferred policy acquisition costs	(329)	(1,797)	(1,229)
Future policy benefits and other insurance liabilities	4,496	(740)	2,321
Other trading account assets	(1,625)	1,251	1,404
Income taxes	283	(1,150)	824
Other, net	4,456	(744)	(2,643)
Cash flows from operating activities	8,504	2,021	2,842
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	41,502	49,172	27,664
Trading account assets supporting insurance liabilities and other trading account assets	9,020	16,109	12,969
Equity securities, available for sale	4,326	3,431	3,345
Commercial mortgage and other loans	4,432	5,055	4,075
Policy loans	944	1,054	994
Other long-term investments	223	1,141	371
Short-term investments	58,289	45,050	17,476
Payments for the purchase/origination of:
Fixed maturities, available for sale	(41,988)	(49,095)	(27,872)
Trading account assets supporting insurance liabilities and other trading account assets	(8,706)	(17,039)	(13,206)
Equity securities, available for sale	(3,757)	(3,354)	(3,055)
Commercial mortgage and other loans	(8,208)	(8,883)	(6,018)
Policy loans	(663)	(642)	(783)
Other long-term investments	(1,849)	(1,968)	(1,308)
Short-term investments	(57,510)	(47,458)	(18,432)
Due to/from parent and affiliates	(1,071)	(649)	(1,210)
Acquisition of business, net of cash acquired	(23)	(488)	0
Other, net	492	(248)	83
Cash flows used in investing activities	(4,547)	(8,812)	(4,907)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits	16,136	17,865	15,780
Policyholders' account withdrawals	(14,780)	(15,883)	(16,768)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	752	3,308	704
Net change in financing arrangements (maturities 90 days or less)	73	30	(363)
Proceeds from the issuance of debt (maturities longer than 90 days)	1,768	1,242	2,803
Repayments of debt (maturities longer than 90 days)	(5,036)	(779)	(585)
Excess tax benefits from share-based payment arrangements	10	13	22
Capital contributions from parent	0	712	0
Dividends to parent	(2,000)	(232)	(600)
Other, net	215	(206)	138
Cash flows from financing activities	(2,862)	6,070	1,131
Effect of foreign exchange rate changes on cash balances	(21)	(6)	(7)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,074	(727)	(941)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,760	3,487	4,428
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,834	$2,760	$3,487

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)(1)	$82	$543	$(211)
Interest paid	$316	$218	$505

NON-CASH TRANSACTIONS DURING THE YEAR
Federal Home Loan Bank of New York debt reissued as funding agreements and reported as policyholders' account balances	$0	$0	$445
Pension Risk Transfer transactions
Assets Received, excluding cash and cash equivalents	$1,435	$0	$33,423
Liabilities assumed	4,653	0	33,423
Net cash received	$3,218	$0	$0
Assets received from affiliates as repayment of affiliated loans	$0	$433	$0
Non-cash dividend to parent	$0	$42	$0
Non-cash capital contribution from parent	$100	$0	$0
Acquisition of Gibraltar BSN Life Berhad (See Note 3):

See Notes to Consolidated Financial Statements

Assets acquired, excluding cash and cash equivalents acquired	$656	$0	$0
Liabilities assumed	586	0	0
Noncontrolling interest assumed	47	0	0
Net cash paid on acquisition	$23	$0	$0
Acquisition of The Hartford's individual life business (See Note 3):
Assets acquired, excluding cash and cash equivalents acquired	$0	$11,056	$0
Liabilities assumed	0	10,568	0
Net cash paid on acquisition	$0	$488	$0

(1)  2013 amount has been revised to correctly reflect amount as a payment rather than a receipt.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.   BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”).

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly-owned subsidiary of Prudential Holdings, which became a direct, wholly-owned subsidiary of Prudential Financial.

From demutualization through December 31, 2014, the Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business, which has included the Closed Block (see Note 12), is managed separately from the Financial Services Businesses. The Closed Block Business was established on the date of demutualization and includes the Company’s in force participating insurance and annuity products and assets that are used for the payment of benefits and policyholders’ dividends on these products, as well as other assets and equity that support these products and related liabilities. In connection with the demutualization, the Company ceased offering these participating products. The Financial Services Businesses consists primarily of non-participating individual life insurance, annuities, group insurance and retirement-related services.

From demutualization through December 31, 2014, Prudential Financial has had two classes of common stock: the Common Stock, which is publicly traded (NYSE:PRU) and which has reflected the performance of the Financial Services Businesses of Prudential Financial, and the Class B Stock, which was issued through a private placement, did not trade on any stock exchange, and which has reflected the performance of the Closed Block Business.

On January 2, 2015, pursuant to a Share Repurchase Agreement, Prudential Financial repurchased and cancelled the 2.0 million shares of the Class B Stock, representing all of the outstanding shares of the Class B stock, for an aggregate cash purchase price of $650.8 million (the “Class B Repurchase”). The purchase price was determined by an independent appraiser under the methodology set forth in Prudential Financial’s Amended and Restated Certificate of Incorporation. Pursuant to the Share Repurchase Agreement, holders of a majority of the Class B Stock may dispute the purchase price prior to April 6, 2015, and any dispute may be resolved through arbitration. Accordingly, the final purchase price of the Class B Stock may change in the event of a dispute. In addition, on December 18, 2014, PHLLC redeemed all of the then outstanding IHC Debt, for an aggregate redemption price of $2.1 billion.

As a result of the Class B Repurchase, for reporting periods commencing after December 31, 2014, the Company will no longer organize its principal operations into the Financial Services Businesses and the Closed Block Business. See Note 23 for additional information.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 27, 2015, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees;  pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the year ended December 31, 2012, the Company recorded out of period adjustments resulting in an aggregate net decrease of $76 million to “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2012. The adjustments were primarily due to 1) a charge of $70 million resulting from an increase in reserves for estimated payments arising from use of new Social Security Master Death File matching criteria to identify deceased policy and contract holders, which should have been reflected in the third quarter of 2011; and 2) an increase of $40 million in recorded liabilities for certain employee benefits based on a review of the consistency of recognition of such liabilities across the Company which should have been recorded in prior years. Management evaluated the errors and concluded they were not material to any previously reported financial statements or to the current year.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANTACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements (“DSI”), future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives. Realized and unrealized gains and losses on these investments are reported in “Other income” and interest and dividend income from these investments is reported in “Net investment income.” See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

“Equity securities, available-for-sale, at fair value” are comprised of common stock, mutual fund shares and non-redeemable  preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information.  In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring.  These restructurings generally include one or more of the following:  full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff  or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

 In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”  The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans  and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, the value of business acquired, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised. DAC related to interest-sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 20. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Value of Business Acquired

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset related to the January 2013 acquisition of the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”), as well as related to acquired deferred annuity, defined contribution and defined benefit businesses. The Company generally amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity and non-traditional life insurance contracts, VOBA is amortized in proportion to estimated gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and estimated future experience, which is updated periodically. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in total gross profits on unamortized VOBA is reflected in the period such total gross profits are revised. VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA and Note 3 for additional information regarding the acquisition of The Hartford’s individual life insurance business.

Separate Account Assets and Liabilities

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

    Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, which include the Company’s previously held indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, unaffiliated reinsurance recoverables, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, unaffiliated reinsurance payables, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

    In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables included in “Other Assets” and/or “Other Liabilities” are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement businesses and The Hartford’s individual life business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangibles requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Due to/from Parent and Affiliates

Due to/from parent and affiliates consist primarily of affiliated accrued receivables and payables, affiliated reinsurance recoverables and payables, affiliated notes receivable and affiliated derivative activity.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and deferred profits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. The policyholder dividend obligation also includes amounts relating to net unrealized gains on securities classified as available-for-sale. For additional information on the policyholder dividend obligation, see Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

    Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than interest-sensitive and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting.

Asset Management and Service Fees

“Asset management and service fees” principally include asset management fees and securities commission revenues, which are recognized in the period in which the services are performed.

Other Income

“Other income” includes asset management fees and securities commission revenues, which are recognized in the period in which the services are performed. Realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within AOCI.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.  Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. This guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012, and was applied prospectively. The disclosures required by this guidance are included in Note 15.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 21.

Future Adoption of New Accounting Pronouncements

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2014, the FASB issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance is effective prospectively to new disposals and new classifications of disposal groups as held for sale that occur within annual periods beginning on or after December 15, 2014, and interim periods within those annual periods. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued or available for issuance. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If elected, the guidance will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Acquisition of UniAsia Life Assurance

On January 2, 2014, the Company completed the acquisition of UniAsia Life Assurance Berhad, an established life insurance company in Malaysia, through the formation of a joint venture with Bank Simpanan Nasional (“BSN”), a bank owned by the Malaysian government. The joint venture paid cash consideration of $158 million, 70% of which was provided by Prudential Insurance and 30% of which was provided by BSN. This acquisition is part of the Company’s strategic initiative to further expand its business in Southeast Asian markets. Subsequent to the acquisition, the Company renamed the acquired company Gibraltar BSN Life Berhad.

The assets acquired and the liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. After adjustments, total assets acquired were $744 million, including $88 million of cash and cash equivalents and $19 million of goodwill, none of which is deductible for local tax purposes, and the total liabilities assumed were $586 million.

Prudential Insurance intends to make a Section 338(g) election under the Internal Revenue Code with respect to this acquisition, resulting in the acquired entity being treated for U.S. tax purposes as a newly-incorporated company. Under such election, the U.S. tax basis of the assets acquired and liabilities assumed of UniAsia Life Assurance Berhad was adjusted as of January 2, 2014, to reflect the consequences of the Section 338(g) election.

Acquisition of The Hartford’s Individual Life Insurance Business

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

On January 2, 2013, the Company acquired The Hartford Financial Services Group’s (“The Hartford”) individual life insurance business through a reinsurance transaction. Under the agreement, the Company paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The acquisition increased the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provided complementary distribution opportunities through expanded wirehouse and bank distribution channels.

The assets and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. Total assets assumed were $11.2 billion, including $1.4 billion of value of business acquired and $0.1 billion of cash, and total liabilities assumed were $10.6 billion. There is no goodwill, including tax deductible goodwill, associated with the acquisition.

Discontinued Operations

	Income (loss) from discontinued operations, including charges upon disposition, for the years ended December 31, are as follows:

	2014	2013	2012

	(in millions)
Real estate investments sold or held for sale(1)	$10	$(7)	$(3)
Global commodities business	-	2	-
Income (loss) from discontinued operations before income taxes	10	(5)	(3)
Income tax (benefit) expense	4	(2)	(1)
Income (loss) from discontinued operations, net of taxes	$6	$(3)	$(2)

(1) Reflects the income or loss from discontinued real estate investments.

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $5 million and $1 million at December 31, 2014 and December 31, 2013.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2014

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI(3)

	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$10,584	$2,186	$2	$12,768	$0
Obligations of U.S. states and their political
subdivisions	5,307	579	3	5,883	0
Foreign government bonds	2,009	310	14	2,305	(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Corporate securities	107,943	9,008	1,032	115,919	(6)
Asset-backed securities(1)	10,252	260	132	10,380	(582)
Commercial mortgage-backed securities	12,803	358	38	13,123	(2)
Residential mortgage-backed securities(2)	3,979	235	3	4,211	(5)
Total fixed maturities, available-for-sale	$152,877	$12,936	$1,224	$164,589	$(596)
Equity securities, available-for-sale	$4,396	$1,981	$52	$6,325

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $847 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2013

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI(3)

	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$8,537	$847	$56	$9,328	$0
Obligations of U.S. states and their political
subdivisions	3,131	150	136	3,145	0
Foreign government bonds	1,496	230	54	1,672	1
Corporate securities	109,827	6,619	3,136	113,310	(4)
Asset-backed securities(1)	9,981	170	301	9,850	(730)
Commercial mortgage-backed securities	12,864	305	157	13,012	0
Residential mortgage-backed securities(2)	4,530	204	32	4,702	(7)
Total fixed maturities, available-for-sale	$150,366	$8,525	$3,872	$155,019	$(740)
Equity securities, available-for-sale	$4,358	$2,078	$15	$6,421

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $786 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

	Available-for-Sale
	Amortized	Fair
	Cost	Value

	(in millions)
Due in one year or less	$5,183	$5,239
Due after one year through five years	27,275	28,637
Due after five years through ten years	31,724	33,477
Due after ten years	61,661	69,522
Asset-backed securities	10,252	10,380
Commercial mortgage-backed securities	12,803	13,123
Residential mortgage-backed securities	3,979	4,211
Total	$152,877	$164,589

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2014	2013	2012

	(in millions)
Fixed maturities, available-for-sale
Proceeds from sales	$27,409	$32,563	$11,596
Proceeds from maturities/repayments	13,962	16,672	15,560
Gross investment gains from sales, prepayments, and maturities	969	563	419
Gross investment losses from sales and maturities	(335)	(1,282)	(118)

Equity securities, available-for-sale
Proceeds from sales	$4,326	$3,431	$3,342
Gross investment gains from sales	584	403	311
Gross investment losses from sales	(110)	(76)	(205)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on
fixed maturities recognized in earnings(1)	$(43)	$(168)	$(153)
Writedowns for impairments on equity securities	(25)	(10)	(32)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2014	2013

	(in millions)

Balance, beginning of period	$903	$972
Credit loss impairments previously recognized on securities which matured, paid down,
prepaid or were sold during the period	(191)	(178)
Credit loss impairments previously recognized on securities impaired to fair value during
the period(1)	(6)	(4)
Credit loss impairment recognized in the current period on securities not previously impaired	16	6
Additional credit loss impairments recognized in the current period on securities
previously impaired	6	69
Increases due to the passage of time on previously recorded credit losses	42	51
Accretion of credit loss impairments previously recognized due to an increase in
cash flows expected to be collected	(14)	(13)
Balance, end of period	$756	$903

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2014		December 31, 2013

	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Short-term investments and cash equivalents	$196	$196	$697	$697
Fixed maturities:
Corporate securities	11,792	12,306	11,955	12,461
Commercial mortgage-backed securities	2,506	2,546	2,417	2,441
Residential mortgage-backed securities(1)	1,639	1,676	1,857	1,830
Asset-backed securities(2)	1,180	1,198	1,096	1,107
Foreign government bonds	165	169	117	117
U.S. government authorities and agencies and obligations of U.S.
states	198	244	213	233
Total fixed maturities	17,480	18,139	17,655	18,189
Equity securities	12	10	12	9
Total trading account assets supporting insurance liabilities	$17,688	$18,345	$18,364	$18,895

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income”, was $126 million, $(677) million and $417 million during the years ended December 31, 2014, 2013 and 2012, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Fixed maturities	$1,051	$1,071	$584	$638
Equity securities	208	241	210	244
Subtotal	$1,259	1,312	$794	882
Derivative instruments		3,483		2,066
Total other trading account assets		$4,795		$2,948

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $(35) million, $47 million and $34 million during the years ended December 31, 2014, 2013 and 2012, respectively.

Commercial Mortgage and Other Loans

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amount	% of	Amount	% of
	(in millions)	Total	(in millions)	Total

Commercial and Agricultural mortgage loans by property type:
Office	$8,471	22.0%	$7,028	20.2%
Retail	7,567	19.6	7,948	22.8
Apartments/Multi-Family	8,229	21.4	6,093	17.5
Industrial	6,532	16.9	6,545	18.8
Hospitality	2,062	5.4	1,924	5.5
Other	3,268	8.5	3,158	9.1

Total commercial mortgage loans	36,129	93.8	32,696	93.9

Agricultural property loans	2,392	6.2	2,130	6.1
Total commercial mortgage and agricultural loans by property type	38,521	100.0%	34,826	100.0%
Valuation allowance	(92)		(178)

Total net commercial mortgage and agricultural loans
by property type	38,429		34,648

Other loans
Uncollateralized loans	297		297
Residential property loans	4		4
Other collateralized loans	300		300

Total other loans	601		601
Valuation allowance	0		0

Total net other loans	601		601

Total commercial mortgage and other loans	$39,030		$35,249
The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada, and Asia with the largest concentrations in California (26%), New York (9%) and Texas (9%) at December 31, 2014.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated is as follows:

Commercial	Agricultural	Residential	Other
Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

	(in millions)

Allowance for losses, beginning of year, 2013	$191	$13	$0	$0	$0	$204
Addition to / (release of) allowance of
losses	10	(6)	0	0	0	4
Charge-offs, net of recoveries	(30)	0	0	0	0	(30)
Change in foreign exchange	0	0	0	0	0	0
Total Ending Balance, 2013	$171	$7	$0	$0	$0	$178

	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Loans	Loans	Loans	Loans	Loans	Total

	(in millions)

Allowance for losses, beginning of year, 2014	$171	$7	$0	$0	$0	$178
Addition to / (release of) allowance of
losses	(74)	(5)	0	0	0	(79)
Charge-offs, net of recoveries	(7)	0	0	0	0	(7)
Change in foreign exchange	0	0	0	0	0	0
Total Ending Balance, 2014	$90	$2	$0	$0	$0	$92

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2014
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Individually evaluated for impairment	$5	$0	$0	$0	$0	$5
Collectively evaluated for impairment	85	2	0	0	0	87
Loans acquired with
deteriorated credit quality	0	0	0	0	0	0
Total ending balance	$90	$2	$0	$0	$0	$92

Recorded Investment:(1)
Gross of reserves:
individually evaluated for impairment	$155	$4	$0	$0	$0	$159
Gross of reserves:
collectively evaluated for impairment	35,974	2,388	4	300	297	38,963
Gross of reserves: loans
acquired with deteriorated credit quality	0	0	0	0	0	0
Total ending balance, gross of reserves	$36,129	$2,392	$4	$300	$297	$39,122

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	December 31, 2013
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Individually evaluated for impairment	$13	$0	$0	$0	$0	$13
Collectively evaluated for impairment	158	7	0	0	0	165
Loans acquired with
deteriorated credit quality	0	0	0	0	0	0
Total ending balance	$171	$7	$0	$0	$0	$178

Recorded Investment:(1)
Gross of reserves:
individually evaluated for impairment	$214	$5	$0	$0	$0	$219

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Gross of reserves:
collectively evaluated for impairment	32,482	2,125	4	300	297	35,208
Gross of reserves: loans
acquired with deteriorated credit quality	0	0	0	0	0	0
Total ending balance, gross of reserves	$32,696	$2,130	$4	$300	$297	$35,427

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, for the years ended:

December 31, 2014
Average
Recorded
	Unpaid		Investment	Interest
Recorded	Principal	Related	Before	Income
	Investment(1)	Balance	Allowance	Allowance(2)	Recognized(3)

	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$0	$0	$0	$6	$0
Agricultural property loans	4	4	0	4	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with no related allowance	$4	$4	$0	$10	$0

With an allowance recorded:
Commercial mortgage loans	$73	$73	$5	$77	$5
Agricultural property loans	0	0	0	0	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with related allowance	$73	$73	$5	$77	$5

Total:
Commercial mortgage loans	$73	$73	$5	$83	$5
Agricultural property loans	4	4	0	4	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total	$77	$77	$5	$87	$5

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

December 31, 2013
Average
Recorded
	Unpaid		Investment	Interest
Recorded	Principal	Related	Before	Income

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Investment(1)	Balance	Allowance	Allowance(2)	Recognized(3)

	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$18	$18	$0	$22	$0
Agricultural property loans	5	5	0	2	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with no related allowance	$23	$23	$0	$24	$0

With an allowance recorded:
Commercial mortgage loans	$41	$42	$13	$80	$1
Agricultural property loans	0	0	0	5	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total with related allowance	$41	$42	$13	$85	$1

Total:
Commercial mortgage loans	$59	$60	$13	$102	$1
Agricultural property loans	5	5	0	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0
Total	$64	$65	$13	$109	$1

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

The following tables set forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio―December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$19,835	$595	$196	$20,626
60%-69.99%	10,571	367	199	11,137
70%-79.99%	3,297	597	17	3,911
Greater than 80%	149	125	181	455

Total commercial mortgage loans	$33,852	$1,684	$593	$36,129

Agricultural property loans
	Debt Service Coverage Ratio―December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

0%-59.99%	$2,099	$141	$2	$2,242
60%-69.99%	150	0	0	150
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0

Total agricultural property loans	$2,249	$141	$2	$2,392

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio―December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$21,934	$736	$198	$22,868
60%-69.99%	10,721	367	199	11,287
70%-79.99%	3,297	597	17	3,911
Greater than 80%	149	125	181	455

Total commercial and agricultural mortgage loans	$36,101	$1,825	$595	$38,521

The following tables set forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio―December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$17,322	$549	$176	$18,047
60%-69.99%	9,756	316	88	10,160
70%-79.99%	3,164	405	204	3,773
Greater than 80%	302	158	256	716

Total commercial mortgage loans	$30,544	$1,428	$724	$32,696

Agricultural property loans
	Debt Service Coverage Ratio―December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$1,973	$136	$0	$2,109
60%-69.99%	21	0	0	21
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0

Total agricultural property loans	$1,994	$136	$0	$2,130

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio―December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

0%-59.99%	$19,295	$685	$176	$20,156
60%-69.99%	9,777	316	88	10,181
70%-79.99%	3,164	405	204	3,773
Greater than 80%	302	158	256	716

Total commercial and agricultural mortgage loans	$32,538	$1,564	$724	$34,826

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status as of the dates indicated.

	December 31, 2014
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage	Non
		30-59 Days	60-89 Days	Days -	Days - Not	Total Past	and other	Accrual
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans	Status

	(in millions)
Commercial mortgage loans	$36,068	$61	$0	$0	$0	$61	$36,129	$99
Agricultural property loans	2,390	0	1	0	1	2	2,392	1
Residential property loans	0	3	0	0	1	4	4	0
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0
Total………..	$39,055	$64	$1	$0	$2	$67	$39,122	$100

	December 31, 2013
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage	Non
		30-59 Days	60-89 Days	Days -	Days - Not	Total Past	and other	Accrual
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans	Status

	(in millions)
Commercial mortgage loans	$32,662	$15	$0	$0	$19	$34	$32,696	$132
Agricultural property loans	2,129	0	0	0	1	1	2,130	1
Residential property loans	1	3	0	0	0	3	4	1
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0
Total….	$35,389	$18	$0	$0	$20	$38	$35,427	$134

For the years ended December 31, 2014 and 2013, there were $0 million and $711 million of commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were $25 million of commercial mortgage and other loans sold, other than those classified as held-for-sale.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and December 31, 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring.

For the year ended December 31, 2014 there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For the year ended December 31, 2013 there was an adjusted pre-modification outstanding recorded investment of $81 million and post-modification outstanding recorded investment of $81 million related to commercial mortgage loans. There were no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2014	2013

	(in millions)
Joint ventures and limited partnerships:
Real estate related	$633	$610
Non-real estate-related	6,340	5,852
Total joint ventures and limited partnerships	6,973	6,462
Real estate held through direct ownership	966	563
Other	890	835
Total other long-term investments	$8,829	$7,860

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2014	2013

	(in millions)
STATEMENT OF FINANCIAL POSITION
Total assets(1)	$43,757	$44,599

Total liabilities(2)	$11,678	$8,834
Partners' capital	32,079	35,765
Total liabilities and partners' capital	$43,757	$44,599

Total liabilities and partners' capital included above	$3,895	$2,932
Equity in limited partnership interests not included above	290	535
Carrying value	$4,185	$3,467

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)	Liabilities consist primarily of third party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2014	2013	2012

	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$5,055	$3,619	$3,839
Total expenses(2)	(1,647)	(935)	(944)
Net earnings(losses)	$3,408	$2,684	$2,895

Equity in net earnings (losses) included above	$461	$210	$172

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity in net earnings (losses) of limited partnership interests not included above	52	49	39
Total equity in net earnings(losses)	$513	$259	$211

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.
(2)	Expenses consist primarily of interest expense, management fees, salary expenses and other expenses.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2014	2013	2012
	(in millions)
Fixed maturities, available-for-sale	$6,805	$6,790	$5,932
Fixed maturities, held-to-maturity(1)	125	45	27
Equity securities, available-for-sale	222	214	225
Trading account assets	764	770	769
Commercial mortgage and other loans	1,869	1,754	1,770
Policy loans	491	475	453
Short-term investments and cash equivalents	22	24	21
Other long-term investments	879	517	153
Gross investment income	11,177	10,589	9,350
Less: investment expenses	(591)	(526)	(459)
Net investment income	$10,586	$10,063	$8,891

(1)    Related to Prudential Universal Reinsurance Company’s credit-linked notes, which are reported on the same financial statement line item as the surplus notes as conditions are met for right-of-offset. See Note 14 for additional information.

Carrying value for non-income producing assets included $501 million in fixed maturities, $8 million in trading account assets supporting insurance liabilities, $5 million in other long-term investments and $13 million in commercial mortgage and other loans as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2014.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2014	2013	2012

	(in millions)
Fixed maturities	$590	$(887)	$148
Equity securities	449	317	73
Commercial mortgage and other loans	106	(15)	14
Investment real estate	0	0	2
Joint ventures and limited partnerships	(18)	(22)	4
Derivatives(1)	2,722	(1,962)	(165)
Other	(8)	7	1
Realized investment gains (losses), net	$3,841	$(2,562)	$77

(1)    Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2014	2013	2012

	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$253	$46	$(244)
Fixed maturity securities, available-for-sale - all other	11,459	4,606	13,801
Equity securities, available-for-sale	1,929	2,063	1,311
Derivatives designated as cash flow hedges(1)	208	(378)	(168)
Other investments(2)	59	59	172
Net unrealized gains (losses) on investments…	$13,908	$6,396	$14,872

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31:

	2014
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$1,192	$2	$0	$0	$1,192	$2
Obligations of U.S. states and their political
subdivisions	105	1	82	2	187	3
Foreign government bonds	160	3	200	11	360	14
Corporate securities	10,863	393	12,946	639	23,809	1,032
Commercial mortgage-backed securities	1,283	6	1,720	32	3,003	38
Asset-backed securities	3,363	16	3,175	116	6,538	132
Residential mortgage-backed securities	35	0	158	3	193	3
Total	$17,001	$421	$18,281	$803	$35,282	$1,224
Equity securities, available-for-sale	$809	$51	$9	$1	$818	$52

	2013
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$2,285	$56	$1	$0	$2,286	$56
Obligations of U.S. states and their political
subdivisions	1,181	129	37	7	1,218	136
Foreign government bonds	210	14	209	40	419	54

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Corporate securities	27,266	1,512	11,943	1,624	39,209	3,136
Commercial mortgage-backed securities	4,179	123	596	34	4,775	157
Asset-backed securities	2,885	40	2,451	261	5,336	301
Residential mortgage-backed securities	1,397	29	172	3	1,569	32
Total	$39,403	$1,903	$15,409	$1,969	$54,812	$3,872
Equity securities, available-for-sale	$316	$15	$1	$0	$317	$15

The gross unrealized losses at December 31, 2014 and 2013, are composed of $1,031 million and $3,682 million related to high or highest quality securities based on the National Association of Insurance Commissioners’ (“NAIC”) or equivalent rating and $191 million and $190 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $803 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, and basic industry sectors of the Company’s corporate securities. At December 31, 2013, the $1,969 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the consumer non-cyclical, utility, and capital goods sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at either December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2014, $11 million of the equity securities gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. At December 31, 2013, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at either December 31, 2014 or 2013.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2014	2013

	(in millions)
Fixed maturities	$15,112	$14,431
Trading account assets supporting insurance liabilities	391	606
Other trading account assets	231	104
Separate account assets	2,861	3,488
Equity securities	512	174
Total securities pledged	$19,107	$18,803

As of December 31, 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $16,858 million. Of this amount, $9,407 million was “Securities sold under agreements to repurchase,” $2,935 million was “Separate account liabilities,” $4,236 million was “Cash collateral for loaned securities,” and $280 million was “Long-term debt”. As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $16,774 million. Of this amount, $7,898 million was “Securities sold under agreements to repurchase,” $3,603 million was “Separate account liabilities,” $4,992 million was “Cash collateral for loaned securities,” and $281 million was “Long-term debt”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $6,486 million and $193 million at December 31, 2014 and 2013, respectively, all of which, for both periods, had either been sold or repledged.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets of $109 million and $178 million at December 31, 2014 and 2013, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Additionally, assets carried at $606 million and $594 million at December 31, 2014 and 2013, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $163 million and $179 million at December 31, 2014 and 2013, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Banks of New York and Boston. Restricted cash and securities of $93 million and $138 million at December 31, 2014 and 2013, respectively, were included in “Other assets.”

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE.  The first (“the Investment Company Model”) relates to those VIEs that have the characteristics of an investment company and for which certain other conditions are true.  These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity.  In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns.

For all other VIEs, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

	December 31,
	2014	2013

	(in millions)
Trading account assets supporting insurance liabilities	$11	$11
Commercial mortgage and other loans	300	300
Other long-term investments	19	21
Cash and cash equivalents	0	(3)
Total assets of consolidated VIEs	$330	$329

Other liabilities	$1	$1

Total liabilities of consolidated VIEs	$1	$1

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $2,705 million and $2,381 million at December 31, 2014 and 2013, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support to the trust that was not contractually required.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company utilizes the Investment Company Model to assess consolidation. Accordingly, the Company has determined that it is not the primary beneficiary of these entities because it does not stand to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. For all other investment structures, the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $46 million and $395 million at December 31, 2014 and 2013, respectively. These investments are reflected in “Fixed maturities, available for sale” and “Other long-term investments.” The fair value of assets held within these unconsolidated VIEs was $1,476 million and $3,198 million as of December 31, 2014 and 2013, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs.  The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment.  The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $6,968 million and $6,457 million as of December 31, 2014 and 2013, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2014	2013	2012

	(in millions)
Balance, beginning of year	$10,210	$7,982	$6,850
Capitalization of commissions, sales and issue expenses	1,270	1,593	1,883
Amortization	(940)	205	(654)
Change in unrealized investment gains and losses	(338)	430	(97)
Balance, end of year	$10,202	$10,210	$7,982

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

7.    INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Former Investment in China Pacific Group

The Company had an indirect investment, through a consortium, in China Pacific Group, a Chinese insurance operation. The consortium of investors including the Company sold portions of its holdings in 2012 and sold its remaining investment in China Pacific Group in January 2013, resulting in pre-tax gains of $66 million and $60 million for the years ended December 31, 2013 and 2012, respectively. The Company recognized combined after-tax equity earnings from this operating joint venture of $43 million and $42 million for the years ended December 31, 2013 and 2012, respectively. Dividends received from this investment were $0 and $2 million for the years ended December 31, 2013 and 2012, respectively.

8. VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2014(1)	2013	2012
	(in millions)
Balance, beginning of year	$1,596	$227	$250
Acquisitions	7	1,370	0
Amortization	(334)	(94)	(38)
Change in unrealized investment gains and losses	(94)	24	0
Interest(2)	68	69	15
Balance, end of year	$1,243	$1,596	$227

(1)
The VOBA balances at December 31, 2014 were $201 million, $1,036 million and $6 million related to the insurance transactions associated with the CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively. The weighted average remaining expected lives were approximately 12, 9, and 10 years for the VOBA related to CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively.

(2)
The interest accrual rates vary by product. The interest rates for 2014 were 6.40%, 3.00% to 6.17%, and 4.07% to 5.51% for the VOBA related to CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively. The interest rates for 2013 were 6.40% and 3.00% to 6.17% for the VOBA related to CIGNA and The Hartford, respectively and 6.40% related to CIGNA in 2012.

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2015	2016	2017	2018	2019

	(in millions)
Estimated Future VOBA Amortization	$122	$115	$102	$94	$92

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:
Goodwill

(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Balance at December 31, 2011:
Gross Goodwill	$737
Accumulated Impairment Losses	(737)
Net Goodwill Balance at December 31, 2011	0

2012 Activity	0

Net Goodwill Balance at December 31, 2012	0

2013 Activity	0

Net Goodwill Balance at December 31, 2013	0

2014 Activity:
Acquisitions	18

Balance at December 31, 2014:
Gross Goodwill	755
Accumulated Impairment Losses	(737)
Net Goodwill Balance at December 31, 2014	$18

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. As of December 31, 2014, the Company had a goodwill balance of $18 million due to the acquisition of Gibraltar BSN Life Berhad.

The Company performed goodwill impairment testing for its Financial Services Businesses reporting unit at December 31, 2014 and no impairments were recorded.

Other Intangibles

	Other intangible balances at December 31, are as follows:

	2014			2013
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$174	$(96)	$78	$175	$(87)	$88
Other	32	(26)	6	32	(24)	8
Total	$206	$(122)	$84	$207	$(111)	$96
Amortization expense for other intangibles was $11 million, $12 million and $41 million for the years ending December 31, 2014, 2013 and 2012, respectively. Amortization expense for other intangibles is expected to be approximately $10 million in 2015, $6 million in 2016, and $5 million in both 2017 and 2018, and $4 million for 2019.

10. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits at December 31 for the years indicated are as follows:

	2014	2013

	(in millions)
Life insurance	$62,826	$59,474
Individual and group annuities and supplementary contracts	52,746	48,772
Other contract liabilities	8,948	4,657
Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	124,520	112,903
Unpaid claims and claim adjustment expenses	2,917	2,814
Total future policy benefits	$127,437	$115,717

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 8% and 9% of direct individual life insurance in force at December 31, 2014 and 2013, respectively, and 65%, 67% and 69% of direct individual life insurance premiums for 2014, 2013 and 2012, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.4% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.4% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in Other Contract Liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; and for certain individual health policies.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 3.0% to 6.4%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policyholders' Account Balances

Policyholders' account balances at December 31 for the years indicated are as follows:

	2014	2013

	(in millions)
Individual annuities	$10,116	$9,503
Group annuities	25,210	24,757
Guaranteed investment contracts and guaranteed interest accounts	13,177	13,335
Funding agreements	4,691	4,370
Interest-sensitive life contracts	19,141	18,617
Dividend accumulation and other	16,460	16,115
Total policyholders' account balances	$88,795	$86,697

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2014 and 2013 are $2,705 million and $2,380 million, respectively, related to the Company’s FANIP. Under this program, which has a maximum authorized amount of $15 billion, a Delaware statutory trust issues medium-term notes to investors that are secured by funding agreements issued to the trust by Prudential Insurance. The outstanding notes have fixed or floating interest rates that range from 0.4% to 2.2% and original maturities ranging from two to ten years. Included in the amounts at December 31, 2014 and 2013 is the medium-term note liability, which is carried at amortized cost, of $2,705 million and $2,381 million, respectively. For additional details on the FANIP, see Note 5.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York ("FHLBNY") of $1,947 million, as of both December 31, 2014 and 2013. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 0.5% to 2.2% and original maturities ranging from one to seven years. For additional details on the FHLBNY program, see Note 14. Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 13.3% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract minus any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, annuitizations, contract lapses, contractholder mortality and utilization assumptions.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.   The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2014		December 31, 2013
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)

Variable Annuity Contracts	(in millions)

Return of net deposits
Account value	$79,182	$20	$71,616	$22
Net amount at risk	$49	$0	$58	$0
Average attained age of contractholders	63 years	71 years	62 years	70 years

Minimum return or contract value
Account value	$26,411	$93,445	$27,794	$85,292
Net amount at risk	$1,940	$1,553	$1,900	$1,375
Average attained age of contractholders	67 years	62 years	67 years	62 years
Average period remaining until earliest
expected annuitization	N/A	0.11 years	N/A	0.19 years

(1)	Includes income and withdrawal benefits as described herein.

December 31,
	2014	2013

In the Event of Death
(in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

No lapse guarantees
Separate account value	$6,774	$6,638
General account value	$9,919	$8,965
Net amount at risk	$178,887	$171,572
Average attained age of contractholders	57 years	56 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2014	2013

	(in millions)
Equity funds	$66,281	$61,207
Bond funds	32,314	31,310
Money market funds	5,552	4,097
Total	$104,147	$96,614

In addition to the amounts invested in separate account investment options above, $3,162 million at December 31, 2014 and $2,797 million at December 31, 2013 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2014, 2013, and 2012, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of these GMABs, GMWBs and GMIWBs to an affiliate who maintains a portfolio of derivative instruments that serve as a partial hedge of the risks associated with these products.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at December 31, 2011	$225	$138	$102	$1,091
Incurred guarantee benefits(1)	94	197	112	461
Paid guarantee benefits and other	(14)	(72)	(31)	0
Balance at December 31, 2012	305	263	183	1,552
Incurred guarantee benefits(1)	101	39	(114)	(1,878)
Paid guarantee benefits	(3)	(48)	(22)	0
Other(2)	1,341	5	0	0
Balance at December 31, 2013	1,744	259	47	(326)
Incurred guarantee benefits(1)	786	164	60	5,403

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Paid guarantee benefits	(18)	(42)	(14)	0
Other	284	4	0	0
Balance at December 31, 2014	$2,796	$385	$93	$5,077

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)	GMDB primarily includes amounts acquired from The Hartford on January 2, 2013.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal.  The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable.  The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees.  The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $15 million and $10 million as of December 31, 2014 and 2013, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements

(in millions)
Balance at December 31, 2011	$555
Capitalization	199
Amortization	42
Change in unrealized gain/(loss) on investments	4
Balance at December 31, 2012	800
Capitalization	21
Amortization	175
Change in unrealized gain/(loss) on investments	8
Balance at December 31, 2013	1,004
Capitalization	9
Amortization	(163)
Change in unrealized gain/(loss) on investments	(2)
Balance at December 31, 2014	$848

12.    CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. From demutualization through December 31, 2014, the Closed Block has formed the principal component of the Closed Block Business. After the Class B Repurchase and redemption of the IHC Debt, the insurance policies and annuity contracts comprising the Closed Block continue to be managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance on December 18, 2001. Prudential Insurance remains directly obligated for the insurance policies and annuity contracts in the Closed Block. These transactions do not change the Closed Block assets allocated to support the Closed Block’s liabilities, policyholder dividend scales or the methodology for determining policyholder dividends. Accordingly, the transactions have no impact on the guaranteed benefits, premiums or dividends for Closed Block policyholders. See Note 1 and Note 23 for additional information.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2014 and 2013, the Company recognized a policyholder dividend obligation of $1,558 million and $887 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $5,053 million and $3,624 million at December 31, 2014 and 2013, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in AOCI.

On December 11, 2012, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales for 2013. On December 5, 2013 and December 5, 2014, Prudential Insurance's Board of Directors acted to increase the 2014 and 2015 dividends payable on Closed Block policies, respectively. These actions resulted in an approximately $33 million and $60 million increase in the liability for policyholders dividends recognized for the year ended December 31, 2013 and 2014, respectively.

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block liabilities and Closed Block assets, are as follows:

	2014	2013
	(in millions)
Closed Block liabilities
Future policy benefits	$49,863	$50,258
Policyholders' dividends payable	931	907
Policyholders' dividend obligation	6,612	4,511
Policyholders' account balances	5,310	5,359
Other Closed Block liabilities	5,084	4,281
Total Closed Block liabilities	67,800	65,316

Closed Block assets
Fixed maturities, available-for-sale, at fair value	40,629	39,169
Other trading account assets, at fair value	302	291
Equity securities, available-for-sale, at fair value	3,522	3,884
Commercial mortgage and other loans	9,472	8,762
Policy loans	4,914	5,013
Other long-term investments	2,765	2,085
Short-term investments	1,225	1,790
Total investments	62,829	60,994
Cash and cash equivalents	1,201	544
Accrued investment income	527	542
Other Closed Block assets	332	296
Total Closed Block assets	64,889	62,376

Excess of reported Closed Block liabilities over Closed Block assets	2,911	2,940
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	5,040	3,615
Allocated to policyholder dividend obligation	(5,053)	(3,624)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,898	$2,931

Information regarding the policyholder dividend obligation is as follows:

	2014	2013
	(in millions)
Balance, January 1	$4,511	$6,363
Impact from earnings allocable to policyholder dividend obligation	672	2
Change in net unrealized investment gains (losses) allocated to policyholder dividend
obligation	1,429	(1,854)
Balance, December 31	$6,612	$4,511

	Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2014	2013	2012
	(in millions)
Revenues
Premiums	$2,704	$2,728	$2,817
Net investment income	2,809	2,796	2,919
Realized investment gains (losses), net	1,164	230	243
Other income	34	57	31

Total Closed Block revenues	6,711	5,811	6,010

Benefits and Expenses
Policyholders' benefits	3,326	3,334	3,445
Interest credited to policyholders' account balances	136	136	137
Dividends to policyholders	2,635	1,910	2,021
General and administrative expenses	444	467	492

Total Closed Block benefits and expenses	6,541	5,847	6,095

Closed Block revenues, net of Closed Block benefits and expenses, before
income taxes and discontinued operations	170	(36)	(85)
Income tax expense (benefit)	139	(57)	(103)
Closed Block revenues, net of Closed Block benefits and expenses and income
taxes, before discontinued operations	31	21	18
Income (loss) from discontinued operations, net of taxes	1	0	(2)
Closed Block revenues, net of Closed Block benefits and expenses, income taxes
and discontinued operations	$32	$21	$16

13.    REINSURANCE

The Company participates in reinsurance primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, to manage capital, and in acquiring or disposing of businesses.

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries. In 2014, the Company entered into a significant reinsurance transaction with a new United Kingdom counterparty. The account value associated with this transaction was $27 billion.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the mortality risk. However, effective in August 2014, for new term business the Company reduced the amount of mortality risk reinsured, particularly on policies with smaller face amounts. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. In addition, through December 31, 2014, the Company had in place reinsurance agreements covering 90% of the long-term risks associated with the Closed Block Business, including 17% reinsured by affiliates, through various modified coinsurance arrangements reported under the deposit method of accounting. During 2014, the Company also had reinsurance covering 90% of the short-term risks associated with the Closed Block Business to an affiliate through a coinsurance arrangement. Effective January 1, 2015, these reinsurance arrangements were recaptured and the Company entered into a new reinsurance arrangement related to the Closed Block. See Note 23 for additional information.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company's yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna, The Prudential Gibraltar Financial Life Insurance Co. Ltd., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

2014	2013	2012

(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Direct premiums	$15,275	$10,331	$41,961
Reinsurance assumed	2,789	1,955	1,918
Reinsurance ceded	(1,541)	(1,480)	(1,413)
Premiums	$16,523	$10,806	$42,466

Direct policy charges and fees	$3,692	$3,400	$3,167
Reinsurance assumed	1,425	919	106
Reinsurance ceded	(270)	(147)	(105)
Policy charges and fees	$4,847	$4,172	$3,168

Direct policyholder benefits	$18,455	$12,884	$44,922
Reinsurance assumed	4,214	2,231	1,796
Reinsurance ceded	(1,915)	(1,489)	(1,361)
Policyholders' benefits	$20,754	$13,626	$45,357

Reinsurance recoverables at December 31, are as follows:

		2014	2013

		(in millions)
Individual and group annuities(1)		$4,664	$254
Life insurance(2)		4,092	3,642
Other reinsurance		156	143
Total reinsurance recoverable		$8,912	$4,039
_________
(1)
Primarily represents reinsurance recoverables at December 31, 2014 of $4,523 million related to the arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. and $105 million related to the acquisition of the retirement business of CIGNA. Reinsurance recoverables at December 31, 2013 primarily represent $248 million related to the acquisition of the retirement business of CIGNA. The Company recorded no reinsurance payables at December 31, 2014, and reinsurance payables of $388 million at December 31, 2013 related to the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. The Company recorded reinsurance payables of $105 million and $248 million at December 31, 2014 and 2013, respectively, related to the acquisition of the retirement business of CIGNA.

(2)
Includes $2,130 million of reinsurance recoverables established at December 31, 2014 under the reinsurance arrangements associated with the acquisition of the individual life business of The Hartford. The Company has also recorded reinsurance payables related to the individual life business of The Hartford acquisition of $1,300 million at December 31, 2014.

“Premiums” includes affiliated reinsurance assumed of $1,665 million, $1,695 million and $1,705 million and affiliated reinsurance ceded of ($118) million, ($131) million and ($87) million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,485 million, $1,431 million and $1,371 million and affiliated reinsurance ceded of ($54) million, ($39) million and ($40) million for the years ended December 31, 2014, 2013, and 2012, respectively.

“General and administrative expenses” include affiliated assumed expenses of $35 million, $30 million and $31 million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Amortization of deferred policy acquisition costs” include affiliated assumed expenses of $166 million, $167 million and $130 million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Due from parent and affiliates” includes affiliated reinsurance recoverables of $5,860 million and $1,328 million at December 31, 2014 and 2013, respectively reflected in the table above. Excluding the reinsurance recoverable associated with the acquisition of the individual life business of The Hartford, the retirement business of CIGNA, and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 71% of the reinsurance recoverable at December 31, 2014. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Due to parent and affiliates” includes reinsurance payables of $8,164 million and $7,004 million at December 31, 2014 and 2013, respectively.

“Due from parent and affiliates” also includes $4,555 million and “Due to parent and affiliates” also includes $423 million at December 31, 2014 and 2013, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $4,234 million, a loss of $2,346 million and a loss of $56 million for the years ended December 31, 2014, 2013, and 2012, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,497 million and $1,450 million at December 31, 2014 and 2013, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2014	2013

	(in millions)
Commercial paper	$386	$460
Other notes payable(1)	0	28
Current portion of long-term debt(2)(3)	1,720	1,125
Total short-term debt	$2,106	$1,613

Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$174	$364
Daily average commercial paper outstanding	$1,107	$1,040
Weighted average maturity of outstanding commercial paper, in days	16	13
Weighted average interest rate on outstanding short-term debt(4)	0.09%	0.15%
[Missing Graphic Reference]
(1)	Includes notes due to related parties of $28 million at December 31, 2013. Related party notes at December 31, 2013, were denominated in foreign currency.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million at December 31, 2014. There were no collateralized borrowings at December 31, 2013.
(3)
Includes notes due to related parties of $585 million and $1,021 million at December 31, 2014 and 2013, respectively. The related party notes payable has interest rates varying from 0.50% to 14.85% in 2014. The related party notes included $81 million and $5 million of notes denominated in foreign currency at December 31, 2014 and 2013, respectively.

(4)	Excludes the current portion of long-term debt.

At December 31, 2014 and 2013, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

 Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion, of which $386 million was outstanding as of December 31, 2014. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance (“NJDOBI”). Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY's financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings from FHLBNY require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $151 million and $168 million as of December 31, 2014 and 2013, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2013, the 5% limitation equates to a maximum amount of pledged assets of $8.6 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $7.2 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2014, Prudential Insurance had pledged assets with a fair value of $2.8 billion supporting aggregate outstanding collateralized advances and funding agreements of $2.2 billion.  As of December 31, 2014, an outstanding advance of $280 million is in “Short-term debt” and matures in December 2015, and outstanding funding agreements, totaling $1,947 million are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $4.1 billion as of December 31, 2014.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2014, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department (“CTID”), the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $213 million, none of which was outstanding as of December 31, 2014.

Credit Facilities

As of December 31, 2014, the Company had a $1,750 million three-year facility expiring in November 2016. This expiration date reflects a November 2013 amendment to the facility which extended the term by approximately 2 years. The facility has both Prudential Financial and Prudential Funding as borrowers. The facility may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. As of December 31, 2014, there were no outstanding borrowings under this credit facility.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial only, of at least $18.99 billion, which for this purpose is calculated as U.S. GAAP equity, excluding AOCI and excluding equity of noncontrolling interests. As of December 31, 2014 and 2013, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition to the above credit facility, the Company had access to $445 million of certain other lines of credit at December 31, 2014, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2014, $267 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity
	Dates	Rate(1)	2014	2013

			(in millions)
Fixed-rate notes:
Surplus notes(2)	2015-2052	3.80%-8.30%	$6,597	$2,090
Surplus notes subject to set-off arrangements(3)	2021-2034	3.52%-5.42%	4,588	2,400
Senior notes(4)(5)	2015-2043	0.55%-14.85%	371	6,118
Mortgage debt(6)	2021-2024	1.72%-3.80%	111	0
Floating-rate notes:
Surplus notes(7)	2016-2052	0.40%-3.44%	2,200	3,200
Surplus notes subject to set-off arrangements	2024	1.65%	385	0
Senior notes(8)	2017-2023		0	162
Mortgage debt(9)	2017-2024	1.36%-3.11%	391	0
Subtotal			14,643	13,970
Less: assets under set-off arrangements(10)			4,973	2,400
Total long-term debt			$9,670	$11,570

(1)	Ranges of interest rates are for the year ended December 31, 2014.
(2)
Fixed-rate surplus notes at December 31, 2014 and 2013 include $5,756 million and $1,149 million, respectively, due to a related party. Maturities of these notes range from 2017 through 2052. The interest rates ranged from 3.80% to 8.30% in 2014. As of December 31, 2013, $3,632 million of the related party debt was presented as fixed-rate senior notes.

(3)
Fixed-rate surplus notes subject to set-off arrangements at December 31, 2014 include $1,000 million, due to a related party. Maturities of these notes are in 2034. The interest rate was 5.42% in 2014. There were no related party balances at December 31, 2013.

(4)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million at 2013. These borrowings are discussed in more detail above.
(5)
Fixed-rate senior notes at December 31, 2014 and 2013 include $197 million and $4,875 million, respectively, due to related parties.  Maturities of these notes range from 2015 through 2043 and interest rates ranged from 0.55% to 14.85% in 2014. These related party notes included $9 million and $181 million at December 31, 2014 and 2013, respectively, of notes which were denominated in foreign currency.

(6)	Includes $40 million of debt at December 31, 2014 denominated in foreign currency. As of December 31, 2013, $34 million of this debt was presented as fixed-rate senior notes.
(7)
Floating-rate surplus notes at December 31, 2014 include $1,700 million due to a related party. Maturities of these notes range from 2016 to 2018 and interest rates ranged from 0.40% to 1.14% in 2014. There were no related party balances at December 31, 2013.

(8)	Includes $39 million at December 31, 2013 of notes denominated in foreign currency.
(9)	Includes $173 million of debt at December 31, 2014 denominated in foreign currency. As of December 31, 2013, $162 million of this debt was presented as floating-rate senior notes.
(10)
Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2014 and 2013, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2014, the Company’s contractual principal payments of its long-term debt:

Long-term Debt

(in millions)
Calendar Year:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2016	$626
2017	722
2018	610
2019	537
2020 and thereafter	7,175
Total	$9,670

Surplus Notes

As of both December 31, 2014 and 2013, $941 million of fixed-rate surplus notes were outstanding to non-affiliates. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of NJDOBI. NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2014 and 2013, the Company met these statutory capital requirements.

Prudential Insurance’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning as of September 18, 2014. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2014, an aggregate of $1,750 million of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

In December 2013, another captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note in an aggregate principal amount of up to $2 billion in order to finance non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Guideline AXXX. In June 2014, the facility was amended to increase the current financing capacity available under the facility from $2.0 billion to $3.5 billion, increase the maximum potential size of the facility to $4.0 billion and add additional external parties. Similar to the agreements described above, the captive receives in exchange for the surplus note one or more credit linked notes issued by a special purpose affiliate in an aggregate principal amount equal to the surplus note. As above, the principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility.  As of December 31, 2014 an aggregate of $1,838 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December  2014, a captive reinsurance subsidiary entered into a ten-year financing facility with certain unaffiliated financial institutions, pursuant to which the captive agreed to issue and sell a surplus note in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit linked notes issued by a special-purpose affiliate. The term of the financing facility may be extended, at the captive’s option, by up to five years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts. As of December 31, 2014, an aggregate of $385 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with an unaffiliated financial institution, pursuant to which the captive issued and sold $3.0 billion in principal amount of surplus notes in return for an equal principal amount of credit linked notes issued by two special-purpose affiliates. One of the special-purpose affiliates, that is wholly-owned by Prudential Financial, also issued and sold to the unaffiliated financial institution $1.7 billion in principal amount of senior notes in exchange for cash. The maximum term of the financing is twenty years. The captive intends to hold the credit linked notes as assets supporting reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance through the captive of term life insurance policies. This financing facility replaced the $3.0 billion facility for this captive initially entered into in 2006. The captive can redeem the credit linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. The unaffiliated financial institution has agreed to fund any such payment under a portion of the credit linked notes in an aggregate amount of up to $1.0 billion, in return for the receipt of fees. The remaining obligations of the special-purpose affiliates to make such payments are supported by collateral held by those affiliates. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliates to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse the unaffiliated financial institution for any payments under the credit-linked notes funded by it and for any payments due but otherwise unpaid under the senior notes issued by the special-purpose affiliates. Since valid rights of set-off exist for $1.0 billion of these notes, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

Other Captive reinsurance subsidiaries have outstanding $500 million of floating-rate surplus notes that were issued in 2007 with unaffiliated institutions to finance reserves required under Guideline AXXX. Prudential Financial has agreed to maintain the capital of these subsidiaries at or above a prescribed minimum level and has entered into arrangements (which are accounted for as derivative instruments) that require it to make certain payments in the event of deterioration in the value of these surplus notes. As of December 31, 2014 and 2013, there were no collateral postings made under these derivative instruments.

As of December 31, 2014, captive reinsurance subsidiaries had a total outstanding $5,753 million of fixed-rate surplus notes to affiliates and $1,700 million of floating-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

On February 18, 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain unaffiliated financial institutions and Essex, LLC, a special-purpose company affiliate (“LLC”), pursuant to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to LLC up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit linked notes issued by LLC. Upon issuance, PLIC would hold any credit linked notes as assets to finance future statutory surplus needs within PLIC. See Note 23 to the Company’s Consolidated Financial Statements for additional information.

Other

Asset-backed notes. On March 30, 2012, Prudential Insurance sold, in a Rule 144A private placement, $1.0 billion of 2.997% asset-backed notes with a final maturity of September 30, 2015. As of December 31, 2014, the outstanding balance of these notes was $750 million due to scheduled repayments. The notes are secured by the assets of a trust, consisting of approximately $2.8 billion aggregate principal balance of residential mortgage-backed securities deposited into the trust by Prudential Insurance.  Payments of interest and principal on the notes will be made only to the extent of funds available to the trust in accordance with a priority of payments set forth in the indenture governing the notes.  Prudential Financial guaranteed to the holders of the notes the timely payment of all principal and interest due on the notes and any “make-whole payments” that may become due as a result of the payment of principal on the notes prior to the scheduled payment date.

Funding Agreement Notes Issuance Program. The Company maintains a Funding Agreement Notes Issuance Program in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and not included in the foregoing table. See Notes 5 and 10 for further discussion of these obligations.

Mortgage debt. As of December 31, 2014, the Company’s insurance subsidiaries had mortgage debt of $502 million that has recourse only to real estate property held for investment by those subsidiaries. This represents an increase of $306 million from December 31, 2013, due to new borrowings in 2014.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $3.2 million and $1 million, for the years ended December 31, 2014 and 2013, respectively and there was no material effect on interest expense for the year ended December 31, 2012. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $702 million, $578 million and $488 million, for the years ended December 31, 2014, 2013 and 2012, respectively. Interest expense related to affiliated debt was $387 million, $358 million and $282 million for the years ended December 31, 2014, 2013 and 2012, respectively. “Due to parent and affiliates” included $51 million and $55 million associated with the affiliated long-term interest payable at December 31, 2014 and 2013, respectively.

15.    EQUITY

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows:

Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America

Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Balance, December 31, 2011	$80	$4,042	$(1,504)	$2,618
Change in other comprehensive income
before reclassifications	6	1,815	(780)	1,041
Amounts reclassified from AOCI	0	(282)	95	(187)
Income tax benefit (expense)	(1)	(496)	237	(260)
Balance, December 31, 2012	85	5,079	(1,952)	3,212

Change in other comprehensive income
before reclassifications	3	(6,187)	729	(5,455)
Amounts reclassified from AOCI	4	549	117	670
Income tax benefit (expense)	(3)	1,974	(300)	1,671
Balance, December 31, 2013	89	1,415	(1,406)	98

Change in other comprehensive income
before reclassifications	(52)	6,461	(1,071)	5,338
Amounts reclassified from AOCI	0	(1,194)	84	(1,110)
Income tax benefit (expense)	14	(1,878)	350	(1,514)
Balance, December 31, 2014	$51	$4,804	$(2,043)	$2,812

(1)  Includes cash flow hedges of $208 million, ($379) million, and ($168) million as of December 31, 2014, 2013 and 2012, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,		Affected line item in Consolidated
	2014	2013	Statements of Operations

	(in millions)
Amounts reclassified from AOCI(1)(2):

Foreign currency translation adjustment:
Foreign currency translation adjustment	$0	$(4)	Other income
Total foreign currency translation adjustment	0	(4)

Net unrealized investment gains (losses):
Cash flow hedges - Interest Rate	(3)	(1)	(3)
Cash flow hedges - Currency/Interest rate	158	(45)	(3)
Net unrealized investment gains (losses)
on available-for-sale securities	1,039	(569)
Net unrealized investment gains (losses) - all other	0	66

Total net unrealized investment gains (losses)	1,194	(549)	(4)

Amortization of defined benefit items:
Prior service cost	13	14	(5)
Actuarial gain (loss)	(97)	(131)	(5)
Total amortization of defined benefit items	(84)	(117)

Total reclassifications for the period	$1,110	$(670)

(1)	All amounts are shown before tax.
(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)	See Note 21 for additional information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,	Future			Other
		Deferred	Policy			Comprehensive
	Net	Sales	Benefits			Income (Loss)
	Unrealized	Inducements,	and		Deferred	Related To Net
	Gains (Losses)	and Value	Policyholders'		Income Tax	Unrealized
	on	of Business	Account	Policyholders'	(Liability)	Investment
	Investments	Acquired	Balances	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2011	$(970)	$4	$13	$466	$164	$(323)
Net investment gains (losses) on
investments arising during the
period	504				(176)	328
Reclassification adjustment for (gains)
losses included in net income	310				(109)	201
Reclassification adjustment for OTTI
losses excluded from net income(1)	(89)				31	(58)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		(5)			2	(3)
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			(10)		4	(6)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(327)	114	(213)
Balance, December 31, 2012	$(245)	$(1)	$3	$139	$30	$(74)
Net investment gains (losses) on
investments arising during the
period	183				(64)	119
Reclassification adjustment for (gains)
losses included in net income	115				(40)	75

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reclassification adjustment for OTTI
losses excluded from net income(1)	(7)				2	(5)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		(5)			2	(3)
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			1		0	1
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(75)	26	(49)
Balance, December 31, 2013	$46	$(6)	$4	$64	$(44)	$64
Net investment gains (losses) on
investments arising during the
period	152				(53)	99
Reclassification adjustment for (gains)
losses included in net income	(3)				1	(2)
Reclassification adjustment for OTTI
losses excluded from net income(1)	58				(20)	38
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		0			0	0
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			(2)		1	(1)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(96)	34	(62)
Balance, December 31, 2014	$253	$(6)	$2	$(32)	$(81)	$136

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

Deferred
Policy
	Acquisition				Accumulated
	Costs,	Future			Other
	Deferred	Policy			Comprehensive
Net	Sales	Benefits			Income (Loss)
Unrealized	Inducements,	and		Deferred	Related To Net
Gains (Losses)	and Value	Policyholders'		Income Tax	Unrealized
on	of Business	Account	Policyholders'	(Liability)	Investment
Investments(1)	Acquired	Balances	Dividends	Benefit	Gains (Losses)

(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Balance, December 31, 2011	$12,694	$(554)	$(1,336)	$(4,313)	$(2,126)	$4,365
Net investment gains (losses) on
investments arising during the
period	2,926				(984)	1,942
Reclassification adjustment for (gains)
losses included in net income	(592)				207	(385)
Reclassification adjustment for OTTI
losses excluded from net income(2)	89				(31)	58
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		(87)			30	(57)
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			117		(41)	76
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(1,304)	456	(848)
Balance, December 31, 2012	$15,117	$(641)	$(1,219)	$(5,617)	$(2,489)	$5,151
Net investment gains (losses) on
investments arising during the
period	(9,207)				3,224	(5,983)
Reclassification adjustment for (gains)
losses included in net income	434				(152)	282
Reclassification adjustment for OTTI
losses excluded from net income(2)	7				(2)	5
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		456			(160)	296
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			533		(187)	346
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				1,929	(675)	1,254
Balance, December 31, 2013	$6,351	$(185)	$(686)	$(3,688)	$(441)	$1,351
Net investment gains (losses) on
investments arising during the
period	8,553				(3,028)	5,525
Reclassification adjustment for (gains)
losses included in net income	(1,191)				417	(774)
Reclassification adjustment for OTTI
losses excluded from net income(2)	(58)				20	(38)
Impact of net unrealized investment
(gains) losses on deferred policy

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

acquisition costs, deferred sales
inducements and value of
business acquired		(422)			148	(274)
Impact of net unrealized investment
(gains) losses on future policy
benefits and policyholders'
account balances			(392)		137	(255)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(1,334)	467	(867)
Balance, December 31, 2014	$13,655	$(607)	$(1,078)	$(5,022)	$(2,280)	$4,668

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2014, Prudential Insurance’s unassigned surplus was $7,396 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $3,071 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (“NJDOBI”) of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($10,331 million as of December 31, 2014) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, ($731 million for the year ended December 31, 2014), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay a dividend of $1,033 million after December 12, 2015 without prior approval of NJDOBI.

The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

 Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. For the years ended December 31, 2014 and 2013, these subsidiaries did not utilize prescribed or permitted practices that varied materially from the statutory accounting practices prescribed by the NAIC. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $901 million, $1,358 million and $1,382 million for the years ended December 31, 2014, 2013 and 2012, respectively. Statutory capital and surplus of Prudential Insurance amounted to $10,331 million and $9,383 million at December 31, 2014 and 2013, respectively.

The Risk-Based Capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. The RBC ratio for Prudential Insurance includes both the Financial Services Businesses and Closed Block Business. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required. As of December 31, 2014, Prudential Insurance had TAC levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

16.    STOCK-BASED COMPENSATION

In 2014 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2014, 2013 and 2012, include allocated costs of $8 million, $13 million and $14 million, respectively, associated with employee stock options and $53 million, $53 million, and $39 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company updated its mortality assumption as of December 31, 2014 with respect to its measure of its domestic pension and postretirement obligations as a result of a review of plan experience following the Society of Actuaries (“SOA”) final issuance in October 2014 of a study of rates of mortality and expected future improvement in mortality rates for U.S. participants. The foreign plans use the most current published mortality tables related to the foreign location.

The Company’s evaluation resulted in an increase in its domestic obligations for pensions and postretirement of $452 million or 4.9% and $124 million or 6.3%, respectively. The offset to these benefit obligation increases was recorded in Accumulated Other Comprehensive Income as of December 31, 2014. The mortality assumption update will result in an increase in future benefit cost in 2015 of $76 million and $15 million for the pension and postretirement plans, respectively. The 2015 cost increases include additional amortization of actuarial losses for pension and postretirement of $51 million and $9 million, respectively.

As a result of this mortality assumption change, future benefit payments are expected to increase and, based upon the specific funding method for a given benefit plan, will be sourced primarily from existing plan assets or via employer contributions. The increases in the undiscounted expected cash outflows underlying the domestic benefit obligations are distributed whereby 8% occurs in the next ten years from December 31, 2014, 23% in the next ten year band and 69% in the remaining future years.

The domestic obligations will increase further if actual mortality improvements are better than the assumption used. A 25% increase in the improvement scale would increase the domestic obligations by approximately $115 million at December 31, 2014.

On December 6, 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2014 and 2013 is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2014	2013	2014	2013

	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(9,416)	(10,296)	$(2,078)	(2,347)
Acquisition/divestiture	72	0	-	(3)
Service cost	(163)	(155)	(16)	(15)
Interest cost	(460)	(413)	(95)	(88)
Plan participants’ contributions	0	0	(29)	(28)
Medicare Part D subsidy receipts	0	0	(8)	(12)
Amendments	0	(2)	0	0
Annuity purchase	0	1	0	0
Actuarial gains/(losses), net	(1,724)	876	(162)	214
Settlements	9	0	0	0
Curtailments	0	0	0	0
Special termination benefits	(4)	(2)	0	0
Benefits paid	548	580	183	200
Foreign currency changes and other	16	(5)	2	1
Benefit obligation at end of period	$(11,122)	$(9,416)	$(2,203)	$(2,078)

Change in plan assets
Fair value of plan assets at beginning of period	$11,782	$12,352	$1,745	$1,329
Actual return on plan assets	1,502	249	120	244
Annuity purchase	0	(1)	0	0
Employer contributions	71	95	6	18
Plan participants’ contributions	0	0	29	28
Disbursement for settlements	(9)	0	0	0
Benefits paid	(548)	(580)	(183)	(200)
Foreign currency changes and other	(22)	7	0	(14)
Effect of Section 420 transfer	0	(340)	0	340
Fair value of plan assets at end of period	$12,776	$11,782	$1,717	$1,745

Funded status at end of period	$1,654	$2,366	$(486)	$(333)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,823	$3,353	$0	$0
Accrued benefit liability	(1,169)	(987)	(486)	(333)
Net amount recognized	$1,654	$2,366	$(486)	$(333)

Items recorded in “Accumulated other comprehensive income”
not yet recognized as a component of net periodic (benefit) cost:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Transition obligation	$0	$0	$0	$0
Prior service cost	(9)	(12)	(8)	(19)
Net actuarial loss	2,649	1,806	586	456
Net amount not recognized	$2,640	$1,794	$578	$437

Accumulated benefit obligation	$(10,565)	$(8,933)	$(2,203)	$(2,078)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,138 million and $892 million benefit obligation at December 31, 2014 and 2013, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust in 2014 and 2013. As of December 31, 2014 and 2013, the assets in these trusts had a carrying value of $656 million and $561 million, respectively.

In 2013, the Company maintained a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($73 million benefit obligation at December 31, 2013), as well as certain cash-based deferred compensation arrangements. As of December 31, 2013, the assets in the trust had a carrying value of $116 million. In 2014, the separate rabbi trust and related liabilities were transferred to another company as a result of a sale as of October 1, 2014.

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2014 and 2013, respectively. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2014 and 2013. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2014	2013

	(in millions)

Projected benefit obligation	$1,170	$987
Fair value of plan assets	1	0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2014	2013

	(in millions)

Accumulated benefit obligation	$980	$839
Fair value of plan assets	0	0

There were no purchases of annuity contracts in 2014 from Prudential Insurance. In 2013 the pension plans purchased annuity contracts from Prudential Insurance for $1 million. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $21 million as of both December 31, 2014 and 2013.

Components of Net Periodic Benefit Cost

The Company uses market related value to determine components of net periodic (benefit) cost.  Market related value recognizes certain changes in fair value of plan assets over a period of five years.  Changes in the fair value of U.S Equities,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

International Equities, Real Estate and Other Assets are recognized over a five year period.  However, the fair value for Fixed Maturity assets (including short term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2014	2013	2012	2014	2013	2012

	(in millions)

Service cost	$163	$155	$157	$16	$15	$13
Interest cost	460	413	443	95	88	100
Expected return on plan assets	(709)	(766)	(806)	(116)	(87)	(88)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	22	(11)	(11)	(12)
Amortization of actuarial (gain) loss, net	72	76	30	25	55	55
Settlements	4	0	0	0	0	0
Special termination benefits(1)	4	2	2	0	0	0
Net periodic (benefit) cost	$(8)	$(122)	$(152)	$9	$60	$68

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income (loss)” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss

	(in millions)

Balance, December 31, 2011	$0	$59	$1,521	$0	$(42)	$852
Amortization for the period	0	(22)	(30)	0	12	(55)
Deferrals for the period	0	(53)	756	0	0	74
Impact of foreign currency changes and other	0	0	(3)	0	0	6
Balance, December 31, 2012	$0	(16)	2,244	$0	(30)	877
Amortization for the period	0	2	(76)	0	11	(55)
Deferrals for the period	0	2	(359)	0	0	(371)
Impact of foreign currency changes and other	0	0	(3)	0	0	5
Balance, December 31, 2013	$0	$(12)	$1,806	$0	$(19)	$456
Amortization for the period	0	2	(72)	0	11	(25)
Deferrals for the period	0	0	931	0	0	158
Impact of foreign currency changes and other	0	1	(16)	0	0	(3)
Balance, December 31, 2014	$0	$(9)	$2,649	$0	$(8)	$586

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts included in “Accumulated other comprehensive income (loss)” expected to be recognized as components of net periodic (benefit) cost in 2015 are as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of transition obligation	$0	$0
Amortization of prior service cost	(2)	(5)
Amortization of actuarial (gain) loss, net	154	38
Total	$152	$33

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2014	2013	2012	2014	2013	2012

Weighted-average assumptions
Discount rate (beginning of period)	4.95%	4.05%	4.85%	4.75%	3.85%	4.60%
Discount rate (end of period)	4.10%	4.95%	4.05%	3.95%	4.75%	3.85%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.75%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.08%	5.00-7.50%	5.00-7.50%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-6.66%	5.00-7.08%	5.00-7.50%
For 2014, 2013 and 2012, the ultimate health care cost trend rate after
gradual decrease until: 2019, 2019, 2017 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2014, 2013 and 2012, the ultimate health care cost trend rate
after gradual decrease until: 2019, 2019, 2019 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2014 and December 31, 2013 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation's cash flows when due. The December 31, 2014 portfolio is selected from a compilation of approximately 740 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2014 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2014. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2015. The expected rate of return for 2015 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits

(in millions)
One percentage point increase
Increase in total service and interest costs	$7
Increase in postretirement benefit obligation	147

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	118

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments.  The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short term investments in the portfolio.  The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of  December 31, 2014 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum

Asset Category
U.S. Equities	2%	15%	47%	61%
International Equities	2%	16%	2%	10%
Fixed Maturities	52%	69%	1%	38%
Short-term Investments	0%	15%	0%	44%
Real Estate	2%	15%	0%	0%
Other	0%	15%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

  Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts.  Pooled separate accounts hold assets for multiple investors.  Each investor owns a “unit of account.”  Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor.  Each investor owns a “unit of account.”  Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2014 and December 31, 2013 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value.  Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.”  The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

 Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance.  Group policies are invested in Insurance Company Pooled Separate Accounts.  Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

As of December 31, 2014
	Level 1	Level 2	Level 3	Total

(in millions)
U.S. Equities:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Pooled separate accounts(1)	$0	$881	$0	$881
Common/collective trusts(1)	0	87	0	87
Sub-total				968

International Equities:
Pooled separate accounts(2)	0	323	0	323
Common/collective trusts(3)	0	201	0	201
United Kingdom insurance pooled funds(4)	0	45	0	45
Sub-total				569

Fixed Maturities:
Pooled separate accounts(5)	0	1,162	35	1,197
Common/collective trusts(6)	0	271	0	271
U.S. government securities (federal):
Mortgage backed	0	1	0	1
Other U.S. government securities	0	852	0	852
U.S. government securities (state & other)	0	694	0	694
Non-U.S. government securities	0	12	0	12
United Kingdom insurance pooled funds(7)	0	320	0	320
Corporate Debt:
Corporate bonds(8)	0	4,550	14	4,564
Asset backed	0	25	0	25
Collateralized Mortgage Obligations(9)	0	112	0	112
Interest rate swaps (Notional amount: $1,536)	0	(1)	0	(1)
Other(10)	712	4	73	789
Unrealized gain (loss) on investment of securities lending
collateral(11)	0	(37)	0	(37)
Sub-total				8,799

Short-term Investments:
Pooled separate accounts	0	39	0	39
United Kingdom insurance pooled funds	0	1	0	1
Sub-total				40

Real Estate:
Pooled separate accounts(12)	0	0	465	465
Partnerships	0	0	336	336
Sub-total				801

Other:
Partnerships	0	0	455	455
Hedge funds	0	0	1,144	1,144
Sub-total				1,599
Total	$712	$9,542	$2,522	$12,776

As of December 31, 2013
	Level 1	Level 2	Level 3	Total

(in millions)
U.S. Equities:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Pooled separate accounts(1)	$0	$1,170	$0	$1,170
Common/collective trusts(1)	0	81	0	81
Sub-total				1,251

International Equities:
Pooled separate accounts(2)	0	349	0	349
Common/collective trusts(3)	0	40	0	40
United Kingdom insurance pooled funds(4)	0	50	0	50
Sub-total				439

Fixed Maturities:
Pooled separate accounts(5)	0	1,085	32	1,117
Common/collective trusts(6)	0	255	0	255
U.S. government securities (federal):
Mortgage backed	0	2	0	2
Other U.S. government securities	0	1,005	0	1,005
U.S. government securities (state & other)	0	636	0	636
Non-U.S. government securities	0	9	0	9
United Kingdom insurance pooled funds(7)	0	266	0	266
Corporate Debt:
Corporate bonds(8)	0	3,660	16	3,676
Asset backed	0	24	0	24
Collateralized Mortgage Obligations(9)	0	137	0	137
Interest rate swaps (Notional amount: $623)	0	(3)	0	(3)
Other(10)	717	0	66	783
Unrealized gain (loss) on investment of securities lending
collateral(13)	0	(39)	0	(39)
Sub-total				7,868

Short-term Investments:
Pooled separate accounts	0	78	0	78
United Kingdom insurance pooled funds	0	1	0	1
Sub-total				79

Real Estate:
Pooled separate accounts(12)	0	0	356	356
Partnerships	0	0	320	320
Sub-total				676

Other:
Partnerships	0	0	374	374
Hedge funds	0	0	1,095	1,095
Sub-total				1,469
Total	$717	$8,806	$2,259	$11,782

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in a large cap international equity fund whose objective is to track an index.
(3)
This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. For 2014, this category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $717 million and the liability for securities lending collateral is $754 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $701 million and the liability for securities lending collateral is $740 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2014
		Fixed
	Fixed	Maturities -
	Maturities -	Corporate		Real Estate -
	Pooled	Debt -	Fixed	Pooled
	Separate	Corporate	Maturities -	Separate
	Accounts	Bonds	Other	Accounts

	(in millions)
Fair Value, beginning of period	$32	$16	$66	$356
Actual Return on Assets:
Relating to assets still held at the reporting date	3	0	0	49
Relating to assets sold during the period	0	0	0	5
Purchases, sales and settlements	0	(2)	7	55
Transfers in and /or out of Level 3	0	0	0	0
Fair Value, end of period	$35	$14	$73	$465

		Year Ended December 31, 2014
		Real Estate -	Other -	Other - Hedge
		Partnerships	Partnerships	Fund

		(in millions)
Fair Value, beginning of period		$320	$374	$1,095
Actual Return on Assets:
Relating to assets still held at the reporting date		6	53	49
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	10	28	0
Transfers in and /or out of Level 3	0	0	0
Fair Value, end of period	$336	$455	$1,144

Year Ended December 31, 2013
Fixed
	Fixed	Maturities -
	Maturities -	Corporate		Real Estate -
	Pooled	Debt -	Fixed	Pooled
	Separate	Corporate	Maturities -	Separate
	Accounts	Bonds	Other	Accounts

(in millions)
Fair Value, beginning of period	$32	$12	$58	$322
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	46

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	4	8	(12)
Transfers in and /or out of Level 3	0	0	0	0
Fair Value, end of period	$32	$16	$66	$356

		Year Ended December 31, 2013

		Real Estate -	Other -	Other - Hedge
		Partnerships	Partnerships	Fund

		(in millions)
Fair Value, beginning of period		$185	$598	$707
Actual Return on Assets:
Relating to assets still held at the reporting date		35	48	106
Relating to assets sold during the period		0	0	4
Purchases, sales and settlements		100	7	(1)
Transfers in and /or out of Level 3(1)		0	(279)	279
Fair Value, end of period		$320	$374	$1,095

(1)  The transfers in and out of Level 3 represent a reclassification of certain fund assets from Partnership to Hedge Funds.

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2014
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$698	$0	$698
Common trusts(2)	0	155	0	155
Equities	124	0	0	124
Sub-total				977

International Equities:
Variable Life Insurance Policies(3)	0	61	0	61
Common trusts(4)	0	22	0	22
Sub-total				83

Fixed Maturities:
Common trusts(5)	0	31	0	31
U.S. government securities (federal):
Mortgage Backed	0	5	0	5
Other U.S. government securities	0	116	0	116
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	7	0	7
Corporate Debt:
Corporate bonds(6)	0	254	1	255
Asset Backed	0	76	1	77
Collateralized Mortgage Obligations(7)	0	39	0	39
Interest rate swaps (Notional amount: $1,024)	0	(8)	0	(8)
Other(8)	57	0	(5)	52

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unrealized gain (loss) on investment of securities lending
collateral(9)	0	0	0	0
Sub-total				577

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	0	0	0	0
Registered investment companies	80	0	0	80
Sub-total				80
Total	$261	$1,459	$(3)	$1,717

	As of December 31, 2013
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$634	$0	$634
Common trusts(2)	0	136	0	136
Equities	110	0	0	110
Sub-total				880

International Equities:
Variable Life Insurance Policies(3)	0	64	0	64
Common trusts(4)	0	23	0	23
Sub-total				87

Fixed Maturities:
Common trusts(5)	0	29	0	29
U.S. government securities (federal):
Mortgage Backed	0	7	0	7
Other U.S. government securities	0	289	0	289
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	4	0	4
Corporate Debt:
Corporate bonds(6)	0	235	1	236
Asset Backed	0	56	5	61
Collateralized Mortgage Obligations(7)	0	35	0	35
Interest rate swaps (Notional amount: $861)	0	(7)	0	(7)
Other(8)	74	0	(6)	68
Unrealized gain (loss) on investment of securities lending
collateral(10)	0	0	0	0
Sub-total				725

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	0	0	0	0
Registered investment companies	53	0	0	53
Sub-total				53
Total	$237	$1,508	$0	$1,745

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)
In 2014, the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $10 million and the liability for securities lending collateral is $10 million.

(10)
In 2013, the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $16 million and the liability for securities lending collateral is $16 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2014
	Fixed	Fixed
	Maturities -	Maturities -
	Corporate	Corporate
	Debt -	Debt -	Fixed
	Corporate	Asset	Maturities -
	Bonds	Backed	Other

	(in millions)
Fair Value, beginning of period	$1	$5	$(6)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	0	1	1
Transfers in and /or out of Level 3(1)	0	(5)	0
Fair Value, end of period	$1	$1	$(5)

(1)  The transfers from Level 3 to Level 2 are due to the availability of external pricing sources.

	Year Ended December 31, 2013
	Fixed	Fixed
	Maturities -	Maturities -
	Corporate	Corporate
	Debt -	Debt -	Fixed
	Corporate	Asset	Maturities -
	Bonds	Backed	Other

	(in millions)
Fair Value, beginning of period	$2	$0	$(4)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	(1)	5	(2)
Transfers in and /or out of Level 3	0	0	0
Fair Value, end of period	$1	$5	$(6)

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

Pension Percentage of Plan Assets	Postretirement Percentage of Plan Assets

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2014	2013	2014	2013

Asset Category
U.S. Equities	8%	11%	57%	50%
International Equities	4	4	5	5
Fixed Maturities	69	66	34	39
Short-term Investments	0	1	4	6
Real Estate	6	6	0	0
Other	13	12	0	0
Total	100%	100%	100%	100%

          The expected benefit payments for the Company's pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company's postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2015	$570	$172	$13
2016	590	174	14
2017	614	176	15
2018	629	176	15
2019	649	176	15
2020-2024	3,552	866	83
Total	$6,604	$1,740	$155

The Company anticipates that it will make cash contributions in 2015 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

 The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2014 and 2013 was $55 million and $68 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

 The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $60 million, $57 million and $54 million for the years ended December 31, 2014, 2013 and 2012, respectively.

18.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31 were as follows:

	2014	2013	2012

	(in millions)
Current tax expense (benefit)
U.S.	$447	$(596)	$598
State and local	0	(7)	13

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign	8	26	11
Total	455	(577)	622
Deferred tax expense (benefit)
U.S.	886	700	(553)
State and local	0	3	0
Foreign	1	0	3
Total	887	703	(550)
Total income tax expense on continuing operations before equity in earnings of operating
joint ventures	$1,342	$126	$72
Income tax expense on equity in earnings of operating joint ventures	0	23	22
Income tax expense (benefit) on discontinued operations	4	(2)	(1)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	1,514	(1,671)	260
Additional paid-in capital	(1)	(14)	(19)
Stock-based compensation programs	(11)	(12)	(22)
Total income taxes	$2,848	$(1,550)	$312
In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2009. As a result of applying such accounting method in 2014 the Company’s U.S. current tax benefit includes an additional tax expense of $40 million and a corresponding increase of deferred tax assets.

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2014	2013	2012

	(in millions)
Expected federal income tax expense	$1,743	$544	$358
Non-taxable investment income	(296)	(266)	(228)
Low income housing and other tax credits	(111)	(91)	(66)
Medicare Part D	3	(43)	(1)
Other	3	(18)	9
Total income tax expense on continuing operations before equity in earnings of
operating joint ventures	$1,342	$126	$72

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming  that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company’s 2012, 2013 or 2014 results.  However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD.  For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

The Medicare Part D subsidy provided by the government is not subject to tax. However, the amount a company can otherwise deduct for retiree health care expenses must be reduced by the amount of the Medicare Part D subsidy received and not taxed in that year, effectively making the subsidy taxable. During 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. As a result, the Company reduced the projected amount of retiree health care payments that would not be deductible related to future receipts by the Company of the Medicare Part D subsidy and recognized a $43 million tax benefit in "Income from continuing operations before equity in earnings of operating joint ventures."

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2014	2013

	(in millions)
Deferred tax assets
Policyholders' dividends	$2,555	$1,812
Insurance reserves	2,053	2,588
Employee benefits	69	0
Other	81	169
Deferred tax assets before valuation allowance	4,758	4,569
Valuation allowance	(5)	(7)
Deferred tax assets after valuation allowance	4,753	4,562
Deferred tax liabilities
Net unrealized investment gains	4,651	2,193
Deferred policy acquisition costs	2,255	2,243
Investments	1,854	1,289
Value of business acquired	433	559
Deferred annuity bonus	297	351
Employee benefits	0	223
Deferred tax liabilities	9,490	6,858
Net deferred tax liability	$(4,737)	$(2,296)

The application of  U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31 as follows:

	2014	2013

	(in millions)
Valuation allowance related to state and local deferred tax assets	$0	$0
Valuation allowance related to foreign operations deferred tax assets	$5	$7

The following table sets forth the federal and state operating, capital loss and tax credit carryforwards for tax purposes, at December 31:

	2014	2013

	(in millions)
Federal net operating and capital loss carryforwards	$0	$0
State net operating and capital loss carryforwards(1)	$5	$5
General business credits(2)	$126	$0
[Missing Graphic Reference]
(1)	Expires between 2029 and 2030.
(2)	Expires between 2031 and 2034.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2014, 2013, and 2012 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2014	2013	2012

	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$82	$64	$57

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2014	2013	2012
	(in millions)
Balance at January 1,	$8	$10	$69
Increases in unrecognized tax benefits-prior years	0	0	2
(Decreases) in unrecognized tax benefits-prior years	0	(2)	(1)
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	(2)	0	(60)
Balance at December 31,	$6	$8	$10
Unrecognized tax benefits that, if recognized, would favorably impact the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

effective rate	$6	$8	$10

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

	2014	2013	2012

	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$4	$1	$0

		2014	2013
		(in millions)
Interest and penalties recognized in liabilities in the consolidated statements of
financial position		$4	$0

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

Major Tax Jurisdiction	Open Tax Years
United States	2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

19.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

certain consolidated real estate funds for which the Company is the general partner, embedded derivatives resulting from certain products with guaranteed benefits, and certain due from/due to parent and affiliates.

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2014
	Level 1	Level 2	Level 3	Netting(1)	Total

	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$0	$12,768	$0	$0	$12,768
Obligations of U.S. states and their political subdivisions	0	5,875	6	0	5,881
Foreign government bonds	0	2,305	2	0	2,307
Corporate securities	0	115,062	859	0	115,921
Asset-backed securities	0	6,811	3,568	0	10,379
Commercial mortgage-backed securities	0	13,121	1	0	13,122
Residential mortgage-backed securities	0	4,205	6	0	4,211
Subtotal	0	160,147	4,442	0	164,589
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	0	258	0	0	258
Obligations of U.S. states and their political subdivisions	0	199	0	0	199
Foreign government bonds	0	148	21	0	169
Corporate securities	0	13,065	89	0	13,154
Asset-backed securities	0	823	387	0	1,210
Commercial mortgage-backed securities	0	2,546	0	0	2,546
Residential mortgage-backed securities	0	1,675	2	0	1,677
Equity securities	44	0	207	0	251
All other(3)	168	20,052	0	(16,544)	3,676
Subtotal	212	38,766	706	(16,544)	23,140
Equity securities, available-for-sale	3,999	2,235	91	0	6,325
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	9	3	1,093	(2)	1,103
Short-term investments	3,887	1,166	0	0	5,053
Cash equivalents	1,394	1,415	0	0	2,809
Other assets	4	96	0	0	100
Due from parent and affiliates	0	2,827	5,128	0	7,955
Subtotal excluding separate account assets	9,505	206,655	11,460	(16,546)	211,074
Separate account assets(4)	45,845	180,258	24,126	0	250,229
Total assets	$55,350	$386,913	$35,586	$(16,546)	$461,303
Future policy benefits(5)	0	0	5,077	0	5,077
Other liabilities	3	6,874	3	(6,661)	219
Due to parent and affiliates	5	11,464	0	(8,532)	2,937
Total liabilities	$8	$18,338	$5,080	$(15,193)	$8,233

As of December 31, 2013
Level 1	Level 2	Level 3	Netting(1)	Total

(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$0	$9,328	$0	$0	$9,328
Obligations of U.S. states and their political subdivisions	0	3,145	0	0	3,145
Foreign government bonds	0	1,671	1	0	1,672
Corporate securities	0	112,746	564	0	113,310
Asset-backed securities	0	6,902	2,948	0	9,850
Commercial mortgage-backed securities	0	12,901	111	0	13,012
Residential mortgage-backed securities	0	4,694	8	0	4,702
Subtotal	0	151,387	3,632	0	155,019
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	0	141	0	0	141
Obligations of U.S. states and their political subdivisions	0	190	0	0	190
Foreign government bonds	0	117	0	0	117
Corporate securities	0	12,898	83	0	12,981
Asset-backed securities	0	742	385	0	1,127
Commercial mortgage-backed securities	0	2,441	0	0	2,441
Residential mortgage-backed securities	0	1,828	2	0	1,830
Equity securities	37	0	216	0	253
All other(3)	550	15,981	0	(13,768)	2,763
Subtotal	587	34,338	686	(13,768)	21,843
Equity securities, available-for-sale	4,228	2,104	89	0	6,421
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	7	39	880	0	926
Short-term investments	5,010	757	1	0	5,768
Cash equivalents	768	1,148	6	0	1,922
Other assets	3	202	0	0	205
Due from parent and affiliates	0	550	379	0	929
Subtotal excluding separate account assets	10,603	190,525	5,673	(13,768)	193,033
Separate account assets(4)	46,079	168,402	22,550	0	237,031
Total assets	$56,682	$358,927	$28,223	$(13,768)	$430,064

Future policy benefits(5)	0	0	(326)	0	(326)
Other liabilities	0	9,336	5	(7,257)	2,084
Due to parent and affiliates	0	8,310	423	(6,548)	2,185
Total liabilities	$0	$17,646	$102	$(13,805)	$3,943

(1)
“Netting” amounts represent cash collateral of $1.4 billion and ($37) million as of December 31, 2014 and December 31, 2013, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)	Includes “Trading account assets supporting insurance liabilities” and “Other trading account assets”.

(3)	Level 1 represents cash equivalents and short term investments. All other amounts primarily represent derivative assets.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(5)
For the year ended December 31, 2014, the net embedded derivative liability position of $5.1 billion includes $0.6 billion of embedded derivatives in an asset position and $5.6 billion of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $0.3 billion includes $1.2 billion of embedded derivatives in an asset position and $0.9 billion of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed Maturity Securities— The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security.  The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore  are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. The fair value is determined by reference to the underlying direct investments, with publicly traded equity securities based on quoted prices in active markets reflected in Level 1, and public fixed maturities and mutual funds priced via quotes from pricing services or observable data reflected in Level 2. The fair value of investments in funds that are subject to significant liquidity restrictions are reflected in Level 3.

The fair value of real estate held in consolidated investment funds is determined through an independent appraisal process. The appraisals generally utilize a discounted cash flow model, supplemented with replacement cost estimates and comparable recent sales data when available. These appraisals and the related assumptions are updated at least annually. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the valuation, the real estate investments within other long-term investments have been reflected within Level 3 in the fair value hierarchy.

The fair value of fund investments, where the fair value option has been elected, is primarily determined by the fund managers and is measured at fair value using net asset value (“NAV”) as a practical expedient. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

 Derivative Instruments— Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Liabilities—Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from parent and affiliates —Due to/from parent and affiliates consist primarily of reinsurance recoverables/payables, notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Reinsurance recoverables/payables carried at fair value include the reinsurance of the living benefit guarantees on certain variable annuities. These reinsurance recoverables/payables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

Future Policy Benefits— The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts offered by the Company, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates.  Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2— Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day.  Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the year ended December 31, 2014, $1.1 billion were transferred from Level 1 to Level 2 and $0.1 billion were transferred from Level 2 to Level 1. During the year ended December 31, 2013, $4.0 billion were transferred from both Level 1 to Level 2 and Level 2 to Level 1.

Level 3 Assets and Liabilities by Price Source—The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2014
	Internal(1)	External(2)	Total

	(in millions)

Obligations of U.S. states and their political subdivisions	6	0	6
Foreign government bonds	$0	$23	$23
Corporate securities	586	362	948
Asset-backed securities	143	3,812	3,955
Commercial mortgage-backed securities	1	0	1
Residential mortgage-backed securities	3	5	8
Equity securities	91	207	298
Other long-term investments	4	1,089	1,093
Short-term investments	0	0	0
Cash equivalents	0	0	0
Other assets	0	0	0
Due from parent and affiliates	4,555	573	5,128
Subtotal excluding separate account assets(3)	5,389	6,071	11,460
Separate account assets	23,160	966	24,126

Total assets	$28,549	$7,037	$35,586
Future policy benefits	$5,077	$0	$5,077
Other liabilities	0	3	3
Due to parent and affiliates	0	0	0
Total liabilities	$5,077	$3	$5,080

	As of December 31, 2013
	Internal(1)	External(2)	Total

	(in millions)

Foreign government bonds	0	1	1
Corporate securities	477	170	647
Asset-backed securities	167	3,166	3,333
Commercial mortgage-backed securities	3	108	111
Residential mortgage-backed securities	3	7	10
Equity securities	88	217	305
Other long-term investments	0	880	880
Short-term investments	1	0	1
Cash equivalents	6	0	6
Other assets	0	0	0
Due from parent and affiliates	0	379	379
Subtotal excluding separate account assets(3)	745	4,928	5,673
Separate account assets	21,665	885	22,550

Total assets	$22,410	$5,813	$28,223

Future policy benefits	$(326)	$0	$(326)
Other liabilities	5	0	5
Due to parent and affiliates	423	0	423
Total liabilities	$102	$0	$102

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)
Represents valuations reflecting both internally-derived and market inputs, as well as third party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in millions)

Assets:
Corporate securities	$586	Discounted cash flow	Discount rate	2.22%	-	15.0%	9.10%	Decrease
		Market comparables	EBITDA multiples(2)	6.1X	-	6.1X	6.1X	Increase
		Liquidation	Liquidation value	22.12%	-	100.0%	82.92%	Increase
Asset-backed securities	$143	Discounted cash flow	Prepayment rate(3)	26.78%	-	28.03%	27.53%	Increase
			Default rate(3)	3.70%	-	6.14%	5.16%	Decrease
			Loss severity(3)	39.77%	-	45.00%	41.88%	Decrease
			Liquidity premium	1.00%	-	2.00%	1.90%	Decrease
			Average life (years)	0.63	-	13.64	5.58	Increase
			Comparable spreads	0.42%	-	38.00%	4.27%	Decrease
			Comparable security yields	0.86%	-	8.86%	8.21%	Decrease
Due from parent
affiliates	$4,555	Fair values are primarily determined in the same manner as future policy benefits

Liabilities:
Future policy
benefits(4)	$5,077	Discounted cash flow	Lapse rate(5)	0%	-	14%		Decrease
			NPR spread(6)	0.00%	-	1.30%		Decrease
			Utilization rate(7)	63%	-	96%		Increase
			Withdrawal rate(8)	74%	-	100%		Increase
			Mortality rate(9)	0%	-	14%		Decrease
			Equity volatility curve	17%	-	28%		Increase

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in millions)

Assets:
Corporate securities	$477	Discounted cash flow	Discount rate	6.30%	-	15.00%	10.59%	Decrease

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

		Market comparables	EBITDA multiples(2)	5.0X	-	7.0X	5.71X	Increase
		Liquidation	Liquidation value	11.61%	-	100.00%	59.17%	Increase
Asset-backed securities	$167	Discounted cash flow	Prepayment rate(3)	15.0%	-	27.41%	18.36%	Increase
			Default rate(3)	2.46%	-	5.11%	2.97%	Decrease
			Loss severity(3)	35.00%	-	45.00%	36.96%	Decrease
			Liquidity premium	1.00%	-	2.00%	1.90%	Decrease
			Average life (years)	0.67	-	14.76	6.18	Increase
			Comparable spreads	0.19%	-	4.12%	1.20%	Decrease
			Comparable security yields	0.61%	-	6.84%	6.25%	Decrease

Liabilities:
Future policy
benefits(4)	$(326)	Discounted cash flow	Lapse rate(5)	0%	-	11%		Decrease
			NPR spread(6)	0.08%	-	1.09%		Decrease
			Utilization rate(7)	70%	-	94%		Increase
			Withdrawal rate(8)	86%	-	100%		Increase
			Mortality rate(9)	0%	-	13%		Decrease
			Equity volatility curve	15%	-	28%		Increase
Due to parent and
affiliates	$423	Fair values are primarily determined in the same manner as future policy benefits

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)
EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)
In isolation, an increase in prepayment rate or a decrease in default rate or loss severity would generally result in an increase in fair value, although the interrelationships between these inputs depend on specific market conditions.

(4)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(6)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position.  The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(7)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.

(8)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(9)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Asset-Backed Securities—Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger business cycles, prepayment rates are generally driven by overall market interest rates, and accompanied by lower default rates and loss severity. During weaker cycles, prepayments may decline, as default rates and loss severity increase. Additionally, the impact of these factors on average life varies with the structure and subordination.

Future Policy Benefits— The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets—Separate account assets include $22,169 million and $20,806 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value. In general, these fair value estimates are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. In cases where real estate investments are made through indirect investments, fair value is generally determined by the Company’s equity in net assets of the entities. The debt associated with real estate, other invested assets and the Company’s equity position in entities are externally valued. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments and their corresponding debt are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.50% to 9.75% (6.05% weighted average) as of December 31, 2014, and 4.15% to11.00% (6.35% weighted average) as of December 31, 2013, and discount rates, which ranged from 6.00% to 15.00% (7.36% weighted average) as of December 31, 2014, and 6.00% to 15.00% (7.71% weighted average) as of December 31, 2013. Key unobservable inputs to real estate debt valuation include yield to maturity, which ranged from 0.77% to 6.76% (4.02% weighted average) as of December 31, 2014, and 1.13% to 6.85% (4.17% weighted average) as of December 31, 2013, and market spread over base rate, which ranged from 1.50% to 4.76% (2.67% weighted average) as of December 31, 2014, and 1.60% to 4.75% (2.87% weighted average) as of December 31, 2013.

Commercial Mortgage Loans— Separate account assets include $943 million and $793 million of commercial mortgage loans as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.17% to 8.39% (1.44% weighted average) as of December 31, 2014, and 1.25% to 1.98% (1.47% weighted average) as of December 31, 2013. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities––The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2014
	Fixed Maturities Available-For-Sale

	U.S. Government	U.S. States	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$0	$0	$1	$564	$2,948	$111	$8
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	26	9	0	0
Included in other comprehensive income (loss)	0	0	0	(21)	(28)	0	0
Net investment income	0	0	0	5	17	0	0
Purchases	0	2	2	791	2,253	813	1
Sales	0	(1)	0	(418)	(327)	0	0
Issuances	0	0	0	0	0	0	0
Settlements	0	0	0	(304)	(939)	(2)	(3)
Other(1)	0	0	0	4	(2)	0	0
Transfers into Level 3(2)	0	5	0	310	1,111	0	0
Transfers out of Level 3(2)	0	0	(1)	(98)	(1,474)	(921)	0
Fair Value, end of period	$0	$6	$2	$859	$3,568	$1	$6

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(19)	$(1)	$0	$0

	Year Ended December 31, 2014
	Trading Account Assets

	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

		(in millions)
Fair Value, beginning of period	$0	$83	$385	$0	$2	$216	$0
Total gains (losses) (realized/unrealized):

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Included in earnings:
Other income	0	(7)	(2)	0	0	3	0
Net investment income	0	0	1	0	0	0	0
Purchases	21	169	117	87	0	24	0
Sales	0	(151)	(20)	0	0	(19)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(10)	(26)	0	0	(17)	0
Transfers into Level 3(2)	0	9	46	0	0	0	0
Transfers out of Level 3(2)	0	(4)	(114)	(87)	0	0	0
Fair Value, end of period	$21	$89	$387	$0	$2	$207	$0

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Other income	$0	$5	$0	$0	$0	$6	$0

			Year Ended December 31, 2014
			Equity Securities Available-For-Sale	Other Long-term Investments	Short-term Investments	Cash equivalents	Due from parent and affiliates

			(in millions)
Fair Value, beginning of period			$89	$880	$1	$6	$379
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net		(2)	(2)	0	0	4,377
	Other income		0	53	0	0	0
Included in other comprehensive income (loss)			8	0	0	0	(15)
Purchases			2	241	0	0	475
Sales			(6)	0	0	0	(85)
Issuances			0	0	0	0	600
Settlements			0	(84)	(1)	0	0
Other(1)			1	0	0	(6)	(424)
Transfers into Level 3(2)			7	5	0	0	230
Transfers out of Level 3(2)			(8)	0	0	0	(409)
Fair Value, end of period			$91	$1,093	$0	$0	$5,128

Unrealized gains (losses) for assets still held(3):
Included in earnings:
	Realized investment gains (losses), net		$(1)	$(1)	$0	$0	$4,365
	Other income		$0	$53	$0	$0	$0

				Year Ended December 31, 2014
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

				(in millions)
Fair Value, beginning of period				$22,550	$326	$(5)	$(424)
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net			6	(4,738)	2	0
	Interest credited to policyholders' account balances			2,679	0	0	0
Net investment income				24	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases	1,712	0	0	0
Sales	(684)	0	0	0
Issuances	0	(665)	0	0
Settlements	(1,771)	0	0	0
Foreign currency translation	(1)	0	0	0
Other(1)	(369)	0	0	424
Transfers into Level 3(2)	100	0	0	0
Transfers out of Level 3(2)	(120)	0	0	0
Fair Value, end of period	$24,126	$(5,077)	$(3)	$0

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$(4,732)	$2	$0
Interest credited to policyholders' account	$1,755	$0	$0	$0

	Year Ended December 31, 2013
	Fixed Maturities Available-For-Sale

	U.S. Government	U.S. States	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$0	$0	$0	$844	$2,971	$0	$11
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(22)	6	1	0
Included in other comprehensive income (loss)	0	0	(1)	(48)	(9)	(1)	0
Net investment income	0	0	0	0	34	0	0
Purchases	0	0	4	385	2,272	419	0
Sales	0	0	(1)	(89)	(219)	(3)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	0	(2)	(531)	(1,099)	(8)	(3)
Other(1)	0	0	0	0	(167)	0	0
Transfers into Level 3(2)	0	0	13	402	10	0	0
Transfers out of Level 3(2)	0	0	(12)	(377)	(851)	(297)	0
Fair Value, end of period	$0	$0	$1	$564	$2,948	$111	$8

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(48)	$(4)	$0	$0

	Year Ended December 31, 2013
	Trading Account Assets

	U.S Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

		(in millions)
Fair Value, beginning of period	$0	$93	$381	$1	$2	$205	$19
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(16)
Other income	0	(6)	3	(1)	0	13	1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net investment income	0	0	4	0	0	0	0
Purchases	0	18	321	75	0	17	0
Sales	0	0	0	0	0	(17)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(50)	(206)	(1)	0	(2)	(4)
Other(1)	0	0	(75)	0	0	0	0
Transfers into Level 3(2)	0	52	0	0	0	0	0
Transfers out of Level 3(2)	0	(24)	(43)	(74)	0	0	0
Fair Value, end of period	$0	$83	$385	$0	$2	$216	$0

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(16)
Other income	$0	$(5)	$5	$0	$0	$13	$1

			Year Ended December 31, 2013
			Equity Securities Available-For-Sale	Other Long-term Investments	Short-term Investments	Cash equivalents	Due from parent and affiliates

			(in millions)
Fair Value, beginning of period			$44	$507	$0	$0	$1,646
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net		2	2	0	0	2
	Other income		0	68	0	0	0
Included in other comprehensive income (loss)			39	0	2	0	(19)
Net investment income			0	0	0	0	16
Purchases			16	437	0	7	436
Sales			(14)	0	(2)	0	(404)
Issuances			0	0	0	0	0
Settlements			(3)	(97)	(2)	(1)	(166)
Other(1)			0	(37)	0	0	(1,044)
Transfers into Level 3(2)			6	0	3	0	0
Transfers out of Level 3(2)			(1)	0	0	0	(88)
Fair Value, end of period			$89	$880	$1	$6	$379

Unrealized gains (losses) for assets still held(3):
Included in earnings:
	Realized investment gains (losses), net		$(4)	$0	$0	$0	$(2)
	Other income		$0	$64	$0	$0	$0

				Year Ended December 31, 2013
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

				(in millions)
Fair Value, beginning of period				$21,100	$(1,552)	$0	$(19)
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net			2	2,467	(3)	(2,238)
	Other income			0	0	0	(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Interest credited to policyholders' account balances	2,635	0	0	0
Net investment income	20	0	0	0
Purchases	1,640	0	0	0
Sales	(826)	0	0	0
Issuances	0	(589)	0	542
Settlements	(2,120)	0	0	4
Other(1)	140	0	(2)	1,288
Transfers into Level 3(2)	89	0	0	0
Transfers out of Level 3(2)	(130)	0	0	0
Fair Value, end of period	$22,550	$326	$(5)	$(424)

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$2,426	$(3)	$(2,217)
Other income	$0	$0	$0	$(1)
Interest credited to policyholders' account	$1,638	$0	$0	$0
	Year Ended December 31, 2012
	Fixed Maturities Available-For-Sale

	U.S. Government	U.S. States	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$66	$0	$25	$803	$1,657	$12	$16
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(34)	12	0	0
Included in other comprehensive income (loss)	0	0	0	48	75	1	0
Net investment income	0	0	0	5	28	0	1
Purchases	0	10	0	316	2,523	43	0
Sales	0	0	0	(161)	(413)	0	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	0	0	(254)	(470)	(3)	(6)
Other(1)	(64)	0	(8)	72	0	0	0
Transfers into Level 3(2)	0	0	7	217	60	37	0
Transfers out of Level 3(2)	0	(10)	(24)	(168)	(501)	(90)	0
Fair Value, end of period	$0	$0	$0	$844	$2,971	$0	$11

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2012
	Trading Account Assets

	U.S Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

		(in millions)
Fair Value, beginning of period	$9	$109	$359	$21	$2	$217	$87
Total gains (losses) (realized/unrealized):
Included in earnings:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Realized investment gains (losses), net	0	0	0	0	0	0	(51)
Other income	0	(7)	12	1	0	14	2
Net investment income	0	0	5	0	0	0	0
Purchases	0	16	183	16	2	19	0
Sales	0	(8)	(7)	0	(2)	(30)	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	(25)	(109)	(1)	0	(14)	(19)
Other(1)	(7)	7	0	0	0	0	0
Transfers into Level 3(2)	0	5	3	80	0	0	0
Transfers out of Level 3(2)	0	(4)	(65)	(116)	0	(1)	0
Fair Value, end of period	$0	$93	$381	$1	$2	$205	$19

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(7)
Other income	$0	$0	$2	$0	$0	$3	$1

				Year Ended December 31, 2012
				Equity Securities Available-For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates

		(in millions)
Fair Value, beginning of period				$66	$(1)	$371	$2,737
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net			(5)	1	6	(18)
	Other income			0	0	44	0
Included in other comprehensive income (loss)				8	0	0	23
Net investment income				0	0	0	30
Purchases				64	0	173	161
Sales				(2)	0	0	(72)
Issuances				0	0	0	422
Settlements				0	0	(87)	(378)
Transfers into Level 3(2)				5	0	0	0
Transfers out of Level 3(2)				(92)	0	0	(1,259)
Fair Value, end of period				$44	$0	$507	$1,646

Unrealized gains (losses) for assets still held(3):
Included in earnings:
	Realized investment gains (losses), net			$0	$0	$0	$(289)
	Other income			$0	$0	$10	$0

				Year Ended December 31, 2012
				Separate Account Assets(4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

				(in millions)
Fair Value, beginning of period				$19,333	$(1,091)	$(3)	$(83)
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net			0	(8)	(22)	68

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other income	0	0	0	(2)
Interest credited to policyholders' account balances	1,929	0	0	0
Purchases	4,221	0	0	0
Sales	(1,692)	0	0	0
Issuances	0	(453)	0	0
Settlements	(2,272)	0	25	(2)
Transfers into Level 3(2)	326	0	0	0
Transfers out of Level 3(2)	(745)	0	0	0
Fair Value, end of period	$21,100	$(1,552)	$0	$(19)

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$313	$0	$7
Interest credited to policyholders' account	$156	$0	$0	$0

(1)
Other primarily represents reclassifications of certain assets between reporting categories. For the year ended December 31, 2014, “Other” for separate account assets represents a revision to correctly reflect elimination of intercompany separate account investments.

(2)	Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives which are typically recorded with the associated host contract. The derivative assets and liabilities shown below are included in “Trading account assets-All other,” “Other long-term investments” or “Other liabilities” in the tables presented previously in this note, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2014
	Level 1	Level 2	Level 3		Netting(1)	Total

	(in millions)
Derivative assets:
Interest Rate	$5	$13,353	$6	$		$13,364
Currency	0	2,684	0			2,684
Credit	0	11	0			11
Currency/Interest Rate	0	2,949	0			2,949
Equity	2	1,025	5			1,032
Netting(1)					(16,546)	(16,546)
Total derivative assets	$7	$20,022	$11		$(16,546)	$3,494
Derivative liabilities:
Interest Rate	$3	$12,166	$3	$		$12,172
Currency	0	2,631	0			2,631
Credit	0	28	0			28
Currency/Interest Rate	0	2,419	0			2,419
Equity	0	1,024	0			1,024

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Netting(1)					(15,194)	(15,194)
Total derivative liabilities	$3	$18,268	$3		$(15,194)	$3,080

	As of December 31, 2013
	Level 1	Level 2	Level 3		Netting(1)	Total

	(in millions)
Derivative assets:
Interest Rate	$10	$12,215	$8	$		$12,233
Currency	0	1,434	0			1,434
Credit	0	15	0			15
Currency/Interest Rate	0	1,350	0			1,350
Equity	0	828	0			828
Netting(1)					(13,768)	(13,768)
Total derivative assets	$10	$15,842	$8		$(13,768)	$2,092
Derivative liabilities:
Interest Rate	$5	$13,475	$5	$		$13,485
Currency	0	1,435	0			1,435
Credit	0	48	0			48
Currency/Interest Rate	0	1,923	0			1,923
Equity	0	819	0			819
Netting(1)					(13,805)	(13,805)
Total derivative liabilities	$5	$17,700	$5		$(13,805)	$3,905

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2014, as well as the portion of gains or losses included in income for the year ended December 31, 2014, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2014.

	Year Ended December 31, 2014
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$0	$0	$8	$(5)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	(2)	2
Other income	0	0	0	0
Settlements	0	0	0	0
Transfers into Level 3(1)	5	0	0	0
Transfers out of Level 3(1)	0	0	0	0
Fair Value, end of period	$5	$0	$6	$(3)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$0	$0	$(2)	$2

	Year Ended December 31, 2013
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$19	$(19)	$5	$(2)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(15)	15	3	(3)
Other income	0	0	0	0
Purchases	(4)	4	0	0
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0
Fair Value, end of period	$0	$0	$8	$(5)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(15)	$15	$3	$(3)
Other income	$0	$0	$0	$0

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. There were no fair value reserve adjustments for the year ended December 31, 2014 on certain commercial mortgage loans. There were fair value reserve adjustments resulting in a net loss of $9 million and a net loss $10 million for the years ended December 31, 2013 and 2012, respectively, on these loans. The carrying value of these loans as of December 31, 2013 was $27 million. The reserve adjustments were based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and the underlying assets were classified as Level 3 in the valuation hierarchy.

There were no intangible asset impairments recorded for both the years ended December 31, 2014 and 2013. Impairments of $46 million were recorded related to the write off of intangible assets for the year ended December 31, 2012. The impairments were primarily based on discounted cash flow models, using assumptions and inputs specific to the Company, and those underlying assets are therefore, classified as Level 3 in the valuation hierarchy. For certain cost method investments, there were $21 million of impairments recorded for both the years ended December 31, 2014 and 2013. There were $4 million of impairments recorded for the year ended December 31, 2012. The methodologies utilized were primarily discounted future cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment related expenses. These cost method investments are classified as Level 3 in the valuation hierarchy.

Fair Value Option

The fair value option provides the Company an option to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that results from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.  The changes in fair value are reflected in “Other income”.

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Assets:
Other long-term investments:
Changes in fair value	54	68	40

The fair value of other long-term investments was $1,081 million and $873 million as of December 31, 2014 and 2013, respectively.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2014
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total

	(in millions)
Assets:
Commercial mortgage and other loans	$0	$317	$40,942	$41,259	$39,030
Policy loans	0	0	8,857	8,857	8,857
Other long term investments	0	0	1,856	1,856	1,666
Other affiliated notes receivable	0	6,515	0	6,515	5,798
Short-term investments	0	521	0	521	521
Cash and cash equivalents	856	169	0	1,025	1,025
Accrued investment income	0	1,991	0	1,991	1,991
Due from parents and affiliates	0	148	0	148	148
Other assets	93	884	109	1,086	1,086
Total assets	$949	$10,545	$51,764	$63,258	$60,122

Liabilities:
Policyholders' account balances - investment contracts	$0	$35,170	$29,606	$64,776	$63,145
Securities sold under agreements to repurchase	0	9,407	0	9,407	9,407
Cash collateral for loaned securities	0	4,236	0	4,236	4,236
Short-term debt	0	1,582	550	2,132	2,106
Long-term debt	0	7,140	4,031	11,171	9,670
Other liabilities	0	3,034	120	3,154	3,154
Due to parents and affiliates	0	108	0	108	108
Separate account liabilities - investment contracts	0	82,801	23,703	106,504	106,504
Total liabilities	$0	$143,478	$58,010	$201,488	$198,330

December 31, 2013
Fair Value	Carrying Amount(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Level 1	Level 2	Level 3	Total	Total

	(in millions)
Assets:
Commercial mortgage and other loans	$0	$287	$36,511	$36,798	$35,249
Policy loans	0	0	8,749	8,749	8,749
Other long term investments	0	0	2,358	2,358	2,114
Other affiliated notes receivable	0	5,364	135	5,499	5,184
Short-term investments	0	515	0	515	515
Cash and cash equivalents	721	117	0	838	838
Accrued investment income	0	2,000	0	2,000	2,000
Due from parents and affiliates	0	54	0	54	54
Other assets	138	1,086	252	1,476	1,476
Total assets	$859	$9,423	$48,005	$58,287	$56,179

Liabilities:
Policyholders' account balances - investment contracts	$0	$34,273	$28,880	$63,153	$61,988
Securities sold under agreements to repurchase	0	7,898	0	7,898	7,898
Cash collateral for loaned securities	0	4,992	0	4,992	4,992
Short-term debt	0	1,648	0	1,648	1,613
Long-term debt	0	7,215	5,556	12,771	11,570
Other liabilities	0	3,150	266	3,416	3,416
Due to parents and affiliates	0	108	0	108	108
Separate account liabilities - investment contracts	0	82,070	22,163	104,233	104,233
Total liabilities	$0	$141,354	$56,865	$198,219	$195,818
(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.  Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value for both the years ended December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns, while Japanese insurance policy loans used the risk-free proxy based on the yen LIBOR.

Other Long-term Investments

          Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

 Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received or paid.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

A portion of the IHC Debt issued by Prudential Holdings, LLC was insured by a third-party financial guarantee insurance policy. The effect of the third-party credit enhancement is not included in the fair value measurement of the IHC Debt and the methodologies used to determine fair value consider the Company's own NPR. On December 18, 2014, the Company redeemed all of the then outstanding IHC Debt.

Other Liabilities

            Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

            Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

             Due to/from parent and affiliates represents primarily accrued expense payables and receivables and reinsurance recoverables.  Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20.    RELATED PARTIES

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC.  Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $903 million, $747 million and $727 million for the years ended December 31, 2014, 2013 and 2012, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $91 million and $5 million at December 31, 2014 and 2013, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

In accordance with a revenue sharing agreement with Advanced Series Trust (“AST”) Investment Services, Inc., the Company received fee income calculated on contractholder separate account balances invested in the AST. Income received from AST Investment Services, Inc. related to this agreement was $364 million, $311 million and $227 million for the years ended December 31, 2014, 2013 and 2012, respectively. These revenues are recorded as “Asset administration and services fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $28 million, $26 million and $24 million for the years ended

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as “Asset administration and service fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company.  Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $374 million, $354 million and $305 million as contra-revenue in “Net investment income” and $195 million, $112 million and $128 million in “General and administrative expenses” for the years ended December 31, 2014, 2013 and 2012, respectively. Included in “Due to parent and affiliates” are payables of $59 million and $51 million at December 31, 2014 and 2013, respectively, due primarily to these agreements.

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets.  Investment management expenses paid to PIMI related to this agreement was $189 million, $206 million and $305 million for the years ended December 31, 2014, 2013 and 2012, respectively.  These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sold and service the Company’s products. Commissions and fees paid by the Company to PAD were $868 million, $881 million and $1,227 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity
	Dates	Rate	2014	2013

			(in millions)

U.S. Dollar floating rate notes	2016 - 2026	0.85% - 2.30%	$713	$405
U.S. Dollar fixed rate notes(1)	2014 - 2044	0.53% - 9.33%	7,268	4,222
Euro-denominated fixed rate notes	2025	2.30%	128	84
Japanese Yen fixed rate notes(2)	2014 - 2021	0.44% - 2.66%	207	338
Total long-term notes receivable - affiliated(3)			8,316	5,049
Short-term notes receivable - affiliated(4)			883	1,065
Total notes receivable - affiliated			$9,199	$6,114
[Missing Graphic Reference]
(1)	Includes current portion of the long-term notes receivable of $364 million at December 31, 2014 and $24 million at December 31, 2013.
(2)	Includes current portion of the long-term notes receivable of $77 million at December 31, 2014 and $50 million at December 31, 2013.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 0.67% at December 31, 2014 and 0.59% at December 31, 2013. Short-term notes receivable are payable on demand.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The affiliated notes receivable included above are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $57 million and $49 million at December 31, 2014 and 2013, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $286 million, $277 million and $259 million for the years ended December 31, 2014, 2013, and 2012, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $484 million and $401 million, associated with these transactions at December 31, 2014 and 2013, respectively. Revenues related to this lending activity were immaterial for years ended 2014 and 2013.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

Sales of Assets between Related Parties

In February and October 2014, the Company purchased fixed maturity investments, classified as available for sale from affiliates for a total of $26 million and $44 million, respectively, the fair value on the date of the transfer plus accrued interest.

In April, October, and December 2014, the Company sold fixed maturity investments, classified as available for sale to affiliates for a total of $146 million, $109 million and $2,458 million, respectively, the fair value on the date of the transfer plus accrued interest.

In February, March and May 2014, the Company purchased commercial mortgage and other loans from affiliates for a total of $41 million, $5 million, and $3 million, respectively, the fair value on the date of the transfer plus accrued interest.

In the first quarter and fourth quarter of 2014, the Company sold commercial mortgage and other loans to affiliates for a total of $214 million and $677 million, respectively, the fair value on the date of the transfer plus accrued interest.

In October 2014, the Company sold short-term investments to Commerce Street for a total of $11 million, the fair value on the date of the transfer plus accrued interest.

In 2014, the Company sold derivatives to affiliates for a total of $51 million, the fair value on the date of the transfer plus accrued interest.

In April 2014, the Company purchased derivatives from affiliates for a total of $27 million, the fair value on the date of the transfer plus accrued interest.

In March 2013, the Company purchased fixed maturity investments, classified as available for sale, from Prudential Financial for a total of $104 million, the fair value on the date of the transfer plus accrued interest.

In April 2013, the Company purchased surplus notes from Prudential Financial for $225 million, the fair value on the date of the transfer plus accrued interest.

In November and December 2013, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $474 million and $151 million, respectively, the fair value on the date of the transfer plus accrued interest.

In December 2013, the Company purchased real estate, related lease intangibles, and third party debt from an affiliate for a total of $40 million, the fair value on the date of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2013, the Company purchased equity securities, classified as available for sale, from affiliates for a total of $27 million, the fair value on the date of the transfer.

In 2013, the Company purchased investments in joint ventures from an affiliate for a total of $41 million, classified as other long term investments.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $2,034 million and $1,626 million at December 31, 2014 and 2013, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $2,933 million and $1,763 million at December 31, 2014 and 2013, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” debt related to these agreements has been repaid in 2013. In addition, there were no “Deferred policy acquisition costs” included in affiliated amounts at December 31, 2014 and 2013, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $22 million for the year ended 2012.  There was no affiliated interest credited for the years ended December 31, 2014 and 2013.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” included $35 million and $10 million at December 31, 2014 and 2013, respectively. “Net investment income” includes gains of $18 million, $8 million and $17 million for the years ended December 31, 2014, 2013 and 2012, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses swaptions, interest rate caps, and interest rate floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

period in which the interest rate is below the agreed strike price. Swaptions and interest rate caps and floors are included in interest rate options.

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price.  The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards, and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

 Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

 Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

  The Company writes credit default swaps for which it receives a premium to insure credit risk. These are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on an identified name, or an index of names, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

 TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date.  These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors, and other instruments.

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells synthetic guaranteed investment contracts, through both full service and investment-only sales channels, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated withdrawals from the contract. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings.  The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk. This netting impact results in total derivative assets of $3,494 million and $2,092 million as of December 31, 2014 and December 31, 2013, respectively, and total derivative liabilities of $3,080 million and $3,905 million as of December 31, 2014 and December 31, 2013, respectively, reflected in the Consolidated Statements of Financial Position.

	December 31, 2014			December 31, 2013

Primary Underlying/		Gross Fair Value			Gross Fair Value
Instrument Type	Notional(1)	Assets	Liabilities	Notional(1)(2)	Assets(2)	Liabilities(2)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$1,428	$1	$(177)	$1,931	$8	$(183)
Foreign Currency
Foreign Currency Forwards	32	5	0	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	9,131	408	(128)	7,590	88	(516)
Total Qualifying Derivatives	$10,591	$414	$(305)	$9,521	$96	$(699)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$293,662	12,531	(11,210)	$272,059	$11,563	$(12,747)
Interest Rate Futures	32,000	5	(3)	34,422	10	(5)
Interest Rate Options	55,072	843	(841)	49,292	652	(654)
Interest Rate Forwards	832	1	(1)	1,452	0	(6)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign Currency
Foreign Currency Forwards	57,106	2,673	(2,630)	39,214	1,430	(1,431)
Foreign Currency Options	297	6	(1)	212	5	(4)
Currency/Interest Rate
Foreign Currency Swaps	27,946	2,540	(2,291)	22,492	1,262	(1,407)
Credit
Credit Default Swaps	2,411	11	(28)	2,078	15	(48)
Equity
Equity Futures	99	0	0	0	0	0
Equity Options	74,805	526	(502)	80,149	374	(357)
Total Return Swaps	29,438	507	(521)	22,444	454	(463)
Synthetic GIC's	74,667	6	0	77,881	8	0
Total Non-Qualifying Derivatives(3)	$648,335	$19,649	$(18,028)	$601,695	$15,773	$(17,122)
Total Derivatives(4)	$658,926	$20,063	$(18,333)	$611,216	$15,869	$(17,821)

(1)	Notional amounts are presented on a gross basis and include derivatives used to offset existing positions.
(2)	Prior period has been revised to include the gross notional amount and fair value of derivative contracts used in a broker-dealer capacity.
(3)
Based on notional amounts, most of the Company’s derivatives do not qualify for hedge accounting as follows: i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income,  ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules, and iii) synthetic GICs, which are product standalone derivatives that do not qualify as hedging instruments under hedge accounting rules.

(4)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $5,065 million as of December 31, 2014 and a net asset of $336 million as of December 31, 2013, included primarily in “Future policy benefits”.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2014
		Gross	Net
	Gross	Amounts	Amounts
	Amounts of	Offset in the	Presented in
	Recognized	Statement of	the Statement	Financial
	Financial	Financial	of Financial	Instruments/	Net
	Instruments	Position	Position	Collateral	Amount

	(in millions)
Offsetting of Financial Assets:
Derivatives	$19,913	$(16,546)	$3,367	$(351)	$3,016
Securities purchased under agreement to resell	669	0	669	(669)	0
Total Assets	$20,582	$(16,546)	$4,036	$(1,020)	$3,016

Offsetting of Financial Liabilities:
Derivatives	$18,268	$(15,194)	$3,074	$(906)	$2,168
Securities sold under agreement to repurchase	9,407	0	9,407	(9,407)	0
Total Liabilities	$27,675	$(15,194)	$12,481	$(10,313)	$2,168

	December 31, 2013
		Gross	Net

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Gross	Amounts	Amounts
	Amounts of	Offset in the	Presented in
	Recognized	Statement of	the Statement	Financial
	Financial	Financial	of Financial	Instruments/	Net
	Instruments	Position	Position	Collateral	Amount

	(in millions)
Offsetting of Financial Assets:
Derivatives	$15,848	$(13,768)	$2,080	$(956)	$1,124
Securities purchased under agreement to resell	617	0	617	(617)	0
Total Assets	$16,465	$(13,768)	$2,697	$(1,573)	$1,124

Offsetting of Financial Liabilities:
Derivatives	$17,705	$(13,805)	$3,900	$(1,999)	$1,901
Securities sold under agreement to repurchase	7,898	0	7,898	(7,898)	0
Total Liabilities	$25,603	$(13,805)	$11,798	$(9,897)	$1,901

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2014
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains (Losses)	Income	Income	Expense	Balances	Income (Loss)(1)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$(4)	$(57)	$0	$0	$2	$0
Total fair value hedges	(4)	(57)	0	0	2	0

Cash flow hedges
Interest Rate	0	0	0	(3)	0	(13)
Currency/Interest Rate	0	15	104	0	0	600
Total cash flow hedges	0	15	104	(3)	0	587

Net investment hedges
Currency…	0	0	0	0	0	5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total net investment hedges	0	0	0	0	0	5

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	2,703	0	0	0	0	0
Currency	80	0	0	0	0	0
Currency/Interest Rate	444	0	4	0	0	0
Credit	(16)	0	0	0	0	0
Equity	(70)	0	0	0	0	0
Embedded Derivatives	(417)	0	0	0	0	0
Total non-qualifying hedges	2,724	0	4	0	0	0
Total	$2,720	$(42)	$108	$(3)	$2	$592

	Year Ended December 31, 2013
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains (Losses)	Income	Income	Expense	Balances	Income (Loss)(1)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$103	$(71)	$0	$0	$20	$0
Total fair value hedges	103	(71)	0	0	20	0

Cash flow hedges
Interest Rate	0	0	0	(1)	0	6
Currency/Interest Rate	0	8	(39)	0	0	(216)
Total cash flow hedges	0	8	(39)	(1)	0	(210)

Net investment hedges
Currency(2)	0	0	(4)	0	0	4
Total net investment hedges	0	0	(4)	0	0	4

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,703)	0	0	0	0	0
Currency	3	0	0	0	0	0
Currency/Interest Rate	(183)	0	(2)	0	0	0
Credit	(11)	0	0	0	0	0
Equity	(182)	0	0	0	0	0
Embedded Derivatives	120	0	0	0	0	0
Total non-qualifying hedges	(1,956)	0	(2)	0	0	0
Total	$(1,853)	$(63)	$(45)	$(1)	$20	$(206)

	Year Ended December 31, 2012
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains (Losses)	Income	Income	Expense	Balances	Income (Loss)(1)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fair value hedges
Interest Rate	$25	$(92)	$0	$0	$33	$0
Total fair value hedges	25	(92)	0	0	33	0

Cash flow hedges
Interest Rate	0	0	0	0	(1)	7
Currency/Interest Rate	0	2	(5)	0	0	(177)
Total cash flow hedges	0	2	(5)	0	(1)	(170)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	72	0	0	0	0	0
Currency	(15)	0	0	0	0	0
Currency/Interest Rate	(20)	0	0	0	0	0
Credit	(48)	0	0	0	0	0
Equity	(127)	0	0	0	0	0
Embedded Derivatives	4	0	0	0	0	0
Total non-qualifying hedges	(134)	0	0	0	0	0
Total	$(109)	$(90)	$(5)	$0	$32	$(170)
(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2011	$2
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(182)
Amount reclassified into current period earnings	12
Balance, December 31, 2012	(168)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(256)
Amount reclassified into current period earnings	46
Balance, December 31, 2013	(378)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	742
Amount reclassified into current period earnings	(155)
Balance, December 31, 2014	$209

Using December 31, 2014 values, it is anticipated that a pre-tax gain of approximately $28 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2015, offset by amounts pertaining to the hedged items. As of December 31, 2014, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

are hedged is 29 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $118 million in 2014, $113 million in 2013 and $109 million in 2012.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $284 million and $686 million for December 31, 2014 and 2013, respectively. These credit derivatives are reported at fair value asset of $3 million and $10 million for December 31, 2014 and December 31, 2013, respectively. These credit derivatives have a NAIC designation of 2. The Company has also written credit protection on an index reference, and has a notional amount of $1,544 million, reported at fair value as a liability of $2 million as of December 31, 2014. These credit derivatives have a NAIC designation of 3, which is based on the lowest rated single name reference included in the index. As of December 31, 2013, the Company had no outstanding written credit protection on an index reference.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 2 years, while the credit protection on the index reference has a maturity of less than 10 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2014 and 2013, the Company had $583 million and $1,392 million of outstanding notional amounts, respectively, reported at fair value as a liability of $18 million and $43 million, respectively.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s OTC derivative transactions is represented by the contracts with a positive fair value at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty, and (ii) enter into agreements that allow the use of credit support annexes, which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Cleared derivatives are transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to guidelines implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Company enters into exchange-traded futures and certain options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-rating related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $1 million as of December 31, 2014. In the normal course of business the Company has posted collateral related to these instruments of $38 million as of December 31, 2014. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2014, the Company estimates that it would be required to post no additional collateral to its counterparties.

22.           COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2014, 2013 and 2012 was $64 million, $68 million and $58 million, respectively.

The following table presents, at December 31, 2014, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income

2015	82	0
2016	69	0
2017	63	0
2018	43	0
2019	31	0
2020 and thereafter	85	0
Total	$373	$0

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2014.

Commercial Mortgage Loan Commitments

	As of December 31,
	2014	2013

	(in millions)

Total outstanding mortgage loan commitments	$1,198	$1,568

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	As of December 31,
	2014	2013

	(in millions)

Expected to be funded from the general account and other operations outside the separate accounts(1)	$4,164	$4,851
Expected to be funded from separate accounts	$28	$274

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)
Includes a remaining commitment of $194 million and $256 million at December 31, 2014 and 2013, respectively, related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31,
	2014	2013

	(in millions)

Guaranteed value of third parties' assets	$74,667	$78,061
Fair value of collateral supporting these assets	$76,672	$79,413
Asset associated with guarantee, carried at fair value	$6	$8

Certain contracts underwritten in the Company’s retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31,
	2014	2013

	(in millions)

Other guarantees where amount can be determined	$323	$341
Accrued liability for other guarantees and indemnifications	$0	$2

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $323 million as of both December 31, 2014 and 2013 of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Assets and liabilities held for insolvency assessments were as follows:

	As of December 31,
	2014	2013

	(in millions)

Other assets:
Premium tax offset for future undiscounted assessments	$90	$76
Premium tax offsets currently available for paid assessments	6	5
Total	$96	$81

Other liabilities:
Insolvency assessments	$35	$40

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is not material (i.e., less than $250 million). Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Individual Annuities, Individual Life and Group Insurance

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC. filed in the Circuit Court of Leon County, Florida, was served on the Company.  The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial Court’s decision.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia.  The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia.  The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions.  Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces.  In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest.  In March 2011, the motion to dismiss was denied.  In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed motions for summary judgment. In November 2013, the Court issued a Memorandum and Order stating that the named plaintiffs: (1) did not suffer a cognizable legal injury; (2) are not entitled to any damages  based on allegations of delay in payment of benefits; and (3) are not entitled to disgorgement of profits as a remedy.  The Court ordered further briefing on whether nominal damages should be awarded and whether any equitable relief should be granted. In February 2014, the parties filed briefs on the issues addressed in the Court’s order. In August 2014, the Court granted preliminary approval of a proposed settlement of this matter as a class action settlement. In December 2014, the Court issued a final order approving the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

class action settlement and dismissed the consolidated complaint with prejudice. The settlement was within the amount reserved for this matter.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits.  In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class.  In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the Court lifted the stay, and in September 2014, Plaintiffs filed a motion seeking leave to amend the complaint.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. In December 2013, the Company participated in court-ordered mediation that resulted in a December 2013 settlement involving 40 of the remaining 42 plaintiffs with litigation against the Company, including plaintiffs who had not yet appealed the dismissal of their claims. The amounts paid to the 40 plaintiffs were within existing reserves for this matter. In July 2014, the Court granted the Company’s summary judgment motion dismissing with prejudice the complaint of one of the two remaining plaintiffs asserting claims against the Company. In August 2014, an appeal was filed from the Court’s summary judgment decision.  In January 2015, the New Jersey Appellate Division dismissed the appeal without prejudice.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.   Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the Court granted plaintiffs' motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification.

Since April 2012, the Company has filed ten actions seeking to recover damages attributable to investments in residential mortgage-backed securities ("RMBS").  Eight actions were filed in New Jersey state court, captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.; The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.; The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al.; The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al.; The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al.;The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al.; The Prudential Insurance Company of America, et al. v. Countrywide Financial Corp., et al.; and The Prudential Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company of America, et al. v. UBS Securities LLC., et al.  Additionally, two actions were filed in the United States District Court for the District of New Jersey: The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. and The Prudential Insurance Company of America v. Bank of America National Association and Merrill Lynch & Co., Inc., et al.  Among other allegations stemming from the defendants' origination, underwriting and sales of RMBS, the complaints assert claims of common-law fraud, negligent misrepresentation, breaches of the New Jersey Civil RICO statute, and, in some lawsuits, federal securities claims.  The complaints seek unspecified damages.

Seven of the defendants (J.P. Morgan, Barclays, Nomura, RBS, Goldman Sachs, Countrywide, and UBS) removed the lawsuits from New Jersey state court to the United States District Court for the District of New Jersey.  The Countrywide defendants also made an application to the Judicial Panel on Multi-District Litigation to transfer that case to the United States District Court for the Central District of California. In August 2013, that application was granted. Except for the Nomura and Goldman Sachs actions, the Company filed motions to remand the lawsuits to New Jersey state court. The J.P. Morgan, Barclays, RBS and UBS lawsuits were subsequently remanded to New Jersey state court.

Each of the Goldman Sachs, Morgan Stanley, Nomura, Credit Suisse, Barclays, Bank of America/Merrill Lynch, J.P. Morgan, RBS, UBS and Countrywide defendants filed motions to dismiss the complaints against them. The motions to dismiss filed in Goldman Sachs, Morgan Stanley, J.P. Morgan, Credit Suisse, and Nomura have been denied in their entirety. In March 2014, the motion to dismiss filed by Countrywide was granted in part by the federal court in California, dismissing the federal securities, successor-liability, fraudulent transfer, and New Jersey RICO claims, and the court, sua sponte, remanded the remaining claims to New Jersey state court for further consideration. In April 2014, the Company filed an appeal with the United States Court of Appeals for the Ninth Circuit, challenging the court’s March 2014 order granting, in part, Countrywide’s motion to dismiss. In June 2014, Countrywide filed a motion to dismiss the remaining claims pending against it in New Jersey state court. In January 2015, the Countrywide and RBS motions were denied except as to certain non-New Jersey domiciled plaintiffs whose claims were found to be untimely.

In April 2014, Bank of America/Merrill Lynch’s motion to dismiss was granted in part and denied in part, with the court upholding the common-law claim on the theory of underwriting abandonment, the equitable fraud claim, and the 1933 Securities Act claims (except as to one offering). The court dismissed with prejudice the negligent representation claim; dismissed without prejudice the New Jersey Civil RICO claim, aiding and abetting claim, and certain aspects of the common-law fraud claim; and permitted the Company 45 days to file an amended complaint. In June 2014, the Company filed an amended complaint against Bank of America/Merrill Lynch in New Jersey federal court and filed a second complaint against the same defendants in July 2014. In July 2014, Bank of America/Merrill Lynch filed motions to dismiss. In February 2015, the court granted Bank of America/Merrill Lynch’s motions in part, sustaining the Company’s common-law claim on the theory of underwriting abandonment, the 1933 Securities Act claims, and the equitable fraud claim. The court dismissed with prejudice certain aspects of the common-law fraud claim, as well as the aiding and abetting, New Jersey Civil RICO, and negligent misrepresentation claims. The court dismissed the common-law fraud claim with respect to securities where Bank of America/Merrill Lynch was the only underwriter, but granted the Company 45 days to file an amended complaint on that claim.

The following lawsuits have settled:  Goldman Sachs, December 2013; J.P. Morgan, July 2014; Credit Suisse, August 2014; UBS, November 2014, and Barclays, December 2014. The Bank of America/Merrill Lynch and Nomura cases are currently pending in New Jersey federal court, and the Countrywide,Morgan Stanley, and RBS cases are pending in New Jersey state court.

In June 2014, the Company, together with nine other institutional investors, filed six actions against certain RMBS trustees. The actions were filed in New York state court, captioned BlackRock Allocation Target Shares: Series S Portfolio, et al. v. U.S. Bank Nat’l Ass’n, et al.; BlackRock Balanced Capital Portfolio (FI), et al. v. Deutsche Bank Nat’l Trust Co., et al.; BlackRock Allocation Target Shares: Series S Portfolio, et al. v. The Bank of New York Mellon, et al.; BlackRock Allocation Target Shares: Series S Portfolio, et al. v. Wells Fargo, Nat'l Ass’n, et al.; BlackRock Balanced Capital Portfolio (FI), et al. v. Citibank N.A., et al.; and BlackRock Core Active LIBOR Fund B, et al. v. HSBC Bank USA, Nat’l Ass’n, et al. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York.  In December 2014, the New York State court actions were dismissed without prejudice upon the Company’s request.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

23.           SUBSEQUENT EVENTS

Class B Stock Repurchase

On January 2, 2015, pursuant to a Share Repurchase Agreement, Prudential Financial repurchased from National Union Fire Insurance Company of Pittsburgh, P.A., Lexington Insurance Company and Pacific Life Corp, the holders of 100% of the outstanding shares of the Class B Stock (the “Class B Holders”), 2.0 million shares of the Class B Stock, representing all of the outstanding shares of the Class B stock, for an aggregate cash purchase price of $650.8 million (the “Class B Repurchase”).  The purchase price was determined by an independent appraiser under the methodology set forth in Prudential Financial’s Amended and Restated Certificate of Incorporation. Pursuant to the Share Repurchase Agreement, holders of a majority of the Class B Stock may dispute the purchase price prior to April 6, 2015, and any dispute may be resolved through arbitration. Accordingly, the final purchase price of the Class B Stock may change in the event of a dispute.

 Prudential Financial funded the Class B Repurchase from the sale of a portion of the Surplus and Related Assets, and funds available within PHLLC.

Reinsurance Transaction

On January 1, 2015, the Company recaptured its reinsurance arrangements with both third party reinsurers and affiliates that effectively reinsured 90% of the risks associated with the Closed Block Business (the “Existing Reinsurance Arrangements”). Immediately following the recapture of the Existing Reinsurance Arrangements, the Company entered into a reinsurance agreement with its wholly-owned subsidiary, Prudential Legacy Insurance Company of New Jersey (“PLIC”), pursuant to which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a statutory guaranteed separate account of PLIC (the “Reinsurance Agreement”) primarily on a coinsurance basis.  Pursuant to the Reinsurance Agreement, approximately $57 billion of Closed Block assets were transferred to PLIC.  Consistent with the participating nature of the Closed Block policies and contracts, experience of the Closed Block is ultimately passed along to policyholders over time through adjustments of the annual policyholder dividend scale.  Also, effective as of January 2, 2015, the Company terminated the $2 billion letter of credit facility that previously supported a portion of these recaptured reinsurance arrangements.

The insurance policies and annuity contracts comprising the Closed Block continue to be managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance on December 18, 2001. The Company remains directly obligated for the insurance policies and annuity contracts in the Closed Block. These transactions do not change the Closed Block Assets allocated to support the Closed Block’s liabilities, policyholder dividend scales or the methodology for determining policyholder dividends.  Accordingly, the transactions have no impact on the guaranteed benefits, premiums or dividends for Closed Block policyholders.

Inter-Business Transfer and Allocation Policies

In connection with the Class B Repurchase and the resulting elimination of the distinction between the Company’s Financial Services Businesses and the Closed Block Business, on January 2, 2015, the Company terminated the inter-business transfer and allocation policies relating to payments, loans, capital contributions, transfers of assets and other transactions between the Closed Block Business and the Financial Services Businesses, and the allocation between the two businesses of tax costs and benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Financing Fcility

On February 18, 2015, PLIC entered into a twenty-year financing facility with certain unaffiliated financial institutions and Essex, LLC, a special purpose company affiliate (“LLC”), pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to LLC up to $4 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit linked notes issued by LLC. Upon issuance, PLIC would hold any credit linked notes as assets to finance future statutory surplus needs within PLIC.

PLIC can redeem any issued credit linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting PLIC (a “Cash Redemption Payment”). The unaffiliated financial institutions have agreed to fund any Cash Redemption Payment up to a specified commitment amount, in return for the receipt of fees. Any issued surplus notes are redeemable prior to maturity, subject to certain prepayment penalties.

Principal payments on any issued surplus notes and credit linked notes (other than a Cash Redemption Payment) will be settled on a net basis and, accordingly, any issued surplus notes and credit linked notes will be reflected in the Company’s total consolidated borrowings on a net basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

                                                         Independent Auditor’s Report

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2014 and 2013, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

/s/  PricewaterhouseCoopers LLP

March 27, 2015

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 2)
(ii)	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

(b)	Custodian Agreements.
Not Applicable

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
(iii)	Schedules of Commissions. (Note 3)

(d)	Contracts:
(i)	Group Contract. (Note 4)
(ii)	Individual Certificate. (Note 4)
(iii)	Group VUL Contract (Note 10)
(iv)	Group GVUL Contractual Certificate Termination Rules (Note 9)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 2)
(ii)	Enrollment Form for Certificate. (Note 3)
(iii)	Form of Investment Division Allocation Supplement. (Note 3)
(iv)	Enrollment Form for GVUL Certificate. (Note 12)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 7)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 9)

(g)	Reinsurance Contracts:
(i)	Group Life Surplus Share Reinsurance Contract 4882-0010. (Note 9)
(ii)	Swiss Re Addendum to Group Life Surplus Share Reinsurance Contract 4882-0010, dated 01/01/2009. (Note 9)
(iii)	Group AD&D Excess of Loss Reinsurance Agreement AR 15845. (Note 10)
(iv)	Business Accident Quota Share Reinsurance Agreement AR16817. (Note 10)
(v)	Group AD&D Excess of Loss Reinsurance Agreement AQUA0004 effective 1/1/11. (Note 11)
(vi)	Business Travel Accident Quota Share Reinsurance Agreement AQUA0005. (Note 11)
(vii)	Special Risk AD&D Reinsurance Agreement AQUA0001 (Note 11)
(viii)	Addendum to Group Life Share Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America. (Note 9)
(ix)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America. (Note 10)
(x)	Business Travel Accident Quota Share Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America. (Note 11)
(xi)	Special Risk AD&D Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America. (Note 11)
(xii)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America AQUA0004 effective 01/01/2012. (Note 13)
(xiii)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America AQUA0004 effective 01/01/2013. (Note 13)
(xiv)	Special Risk AD&D Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America AQUA1007 effective 03/01/2012 (Note 13)
(xv)	Swiss Re Addendum #4 to Group Life Surplus Share Reinsurance Contract 4882-0010, dated 01/01/2013. (Note 13)
(xvi)	RGA Group Life Share Reinsurance Contract U1G30006-01, dated 01/01/2013 (Note 13)
(xvii)	Business Travel Accident Special Risk Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America 13/AQUA1007 effective 05/01/2013 (Note 16)
(xviii)	Group AD&D Excess of Loss Reinsurance Agreement 14IL/AQUA0004 effective 1/1/2014. (Note 1)
(xix)	Business Travel Accident Special Risk Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America 14IL/AQUA1007 effective 05/01/2014 (Note 1)
(xx)	Group AD&D Catastrophe Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America UIG3000B effective 02/01/2014. (Note 1)

(h)	Participation Agreements:
(i)	Representative Fund Participation Agreements. (Note 5)
(ii)	Form of 22c-2 Agreement (Note 6)
(iii)	Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 8)
(iv)	Participation Agreement between Prudential Insurance Company of America and Van Eck Global Worldwide Insurance Trust (Note 8)
(v)	Supplement #1 To Participation Agreement dated January 1, 2007 between Prudential Insurance Company of America and DWS Variable Series (Note 11)
(vi)	Novation of and Amendment #1 to Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 11)
(vii)	Amendment #2 to Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 11)
(viii)	Fifth Amendment to the Participation Agreement dated April 11, 1997 Prudential Insurance Company of America and the Dreyfus Variable Investment Fund (Note 12)
(ix)
Amendment to the Participation Agreement dated March 8, 2007 Prudential Insurance Company of America and JPMorgan Insurance Trust, J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (Note 12)

(x)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and
Franklin/Templeton Distributors, Inc Effective 5/1/2011 (Note 12)

(xi)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and
Franklin/Templeton Distributors, Inc  effective May 1, 2008 (Note 1)

(xii)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc  effective December 21, 2012 (Note 14)

(xiii)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc  effective May 1, 2013 (Note 14)

(xiv)
Amendment to the Participation Agreement dated April 25,1997 Prudential Insurance Company of America and T. Rowe Price Equity Series Inc. and T. Rowe Price Investment Services, Inc. effective May 1, 2013. (Note 1)

(xv)
Amendment to the Participation Agreement dated March 13, 2007 The Prudential Insurance Company of America and Fidelity Distributors Corporation and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V, effective February 20, 2014. (Note 1)

(xvi)
Amendment (the NSCC Services Amendment) to the Participation Agreement between Prudential Insurance Company of America and T. Rowe Price International Series Inc. and T. Rowe Price Equity Series Inc. and T. Rowe Price Investment Services, Inc. effective May 12, 2014. (Note 1)

(xvii)	Participation Agreement between Prudential Insurance Company of America and Advanced Series Trust, AST Investment Services, Inc. and Prudential Investments LLC. (Note 15)
(xviii)
Amendment to Fund Participation Agreement between Prudential Insurance Company of America and Advanced Series Trust, AST Investment Services, Inc. and Prudential Investments LLC effective June 20, 2012. (Note 1)

(xix)	Amendment to Fund Participation Agreement between Prudential Insurance Company of America and Janus Aspen Series, and Janus Capital Management LLC effective May 29, 2014. (Note 1)
(xx)
Amendment to Fund Participation Agreement between Prudential Insurance Company of America and American Century Investment Management, Inc and American Century Investment Services, Inc. effective June 1, 2014. (Note 1)

(i)	Administrative Contracts.
(i)	Service Agreement between Prudential and Wells Fargo (Note 1)
(ii)	Service Agreement between Prudential and State Street (Note 1)

(j)	Other Material Contracts
(i)	Powers of Attorney (Note 1)
R. Axel,T. Baltimore, Jr., G. Bethune, G. Casellas, J. Cullen, R. Falzon, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, D. Scovanner, J. Strangfeld, Jr., J. Unruh.

(k)	Legal Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note 3)	Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 23, 2007 on behalf of The Prudential Variable Contract Account GI-2.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 8)	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-6, Registration No. 333-137572, filed April 24, 2008 on behalf of The Prudential Variable Contract Account GI-2.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, filed April 29, 2009 on behalf of The Prudential Variable Contract Account GI-2.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed April 30, 2010 on behalf of The Prudential Variable Contract Account GI-2.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, filed April 19, 2011 on behalf of The Prudential Variable Contract Account GI-2.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed April 25, 2012 on behalf of The Prudential Variable Contract Account GI-2.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 15, 2013 on behalf of The Prudential Variable Contract Account GI-2.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6, Registration No. 333-112808 filed June 28, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-1137572 filed April 19, 2011 on behalf of The Prudential Variable Contract Account GI-2.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 14, 2014 on behalf of The Prudential Variable Contract Account GI-2.

Item 27. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE, JR. – Director.  Chairman, Investment Committee; Member, Executive Committee; Member, Finance Committee. Mr. Baltimore is President, Chief Executive Officer and Trustee, RLJ Lodging Trust, and a director of Duke Realty Corporation and RLJ Lodging Trust.

GORDON M. BETHUNE – Director. Member, Corporate Governance and Business Ethics Committee; Member, Compensation Committee. Mr. Bethune is also a director of Honeywell International, Inc. and Sprint Nextel Corporation, and is a managing director of g-b1 Partners.

GILBERT F. CASELLAS – Director.  Member, Corporate Governance Committee: Member, Finance Committee.  Mr. Casellas is also a Chairman of OMNITRU.

JAMES G. CULLEN – Director.  Member, Finance Committee; Member, Investment Committee.  Mr. Cullen is also a director of Agilent Technologies, Inc., Avinger, Inc., Johnson & Johnson, Keysight Technologies, Inc., and NeuStar, Inc.

MARK B. GRIER – Director.  Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America.

CONSTANCE J. HORNER – Director.  Chairman, Corporate Governance and Business Ethics Committee; Member, Compensation Committee; Member, Executive Committee.  Ms. Horner is the former Assistant to the President of the United States and is a director of Ingersoll-Rand Company plc and Pfizer, Inc.

MARTINA T. HUND-MEJEAN – Director. Member, Audit Committee.  Ms. Hund-Mejean is also the Chief Financial Officer of MasterCard Worldwide.

KARL J. KRAPEK – Director.  Chairman, Executive Committee; Chairman, Compensation Committee.  Mr. Krapek is also a director of Northrop Grumman Corporation.

CHRISTINE A. POON – Director.  Chairman, Finance Committee; Member, Investment Committee.  Ms. Poon is also a professor at the Fisher College of Business, The Ohio State University.  Ms. Poon is also a director of Koninklijke Phillips Electronics NV, Regeneron Pharmaceuticals and The Sherwin-Williams Company.

DOUGLAS SCOVANNER – Director.  Member: Audit Committee.   Mr. Scovanner is the founder and managing member of Comprehensive Financial Strategies, LLC.

JOHN R. STRANGFELD, JR. – Director. Chairman, Chief Executive Officer, and President of Prudential Financial Inc. and The Prudential Insurance Company of America.   Member, Executive Committee.

JAMES A. UNRUH – Director.  Chairman, Audit Committee; Member, Executive Committee.  Founding Principal, Alerion Capital Group, LLC.  Mr. Unruh is also a director of CSG Systems International, Inc., Tenet Healthcare Corporation, and serves as director of several privately held companies in connection with his position at Alerion Capital Group, LLC.

PRINCIPAL OFFICERS

ROBERT D. AXEL – Senior Vice President, Principal Accounting Officer and Controller

SUSAN L. BLOUNT – Executive Vice President and General Counsel

ROBERT M. FALZON – Executive Vice President and Chief Financial Officer

MARGARET M. FORAN – Chief Governance Officer, Vice President and Corporate Secretary

MARK B. GRIER – Vice Chairman

BARBARA J. KOSTER – Senior Vice President and Chief Information Officer

RICHARD F. LAMBERT – Senior Vice President, Chief Actuary and Appointed Actuary

CHARLES F. LOWREY – Executive Vice President and Chief Operating Officer, International Businesses

STEPHEN PELLETIER – Executive Vice President and Chief Operating Officer, U.S. Businesses

NICHOLAS C. SILITCH – Senior Vice President and Chief Risk Officer

SCOTT G. SLEYSTER – Senior Vice President and Chief Investment Officer

JOHN R. STRANGFELD – Chairman, Chief Executive Officer and President

KENNETH Y. TANJI – Senior Vice President and Treasurer

SHARON C. TAYLOR – Senior Vice President, Human Resources

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed in the Exhibits to the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 29, 2009 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

Prudential Investment Management Services LLC (PIMS)

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
David Hunt (Note 1)	President

Christine Marcks (Note 2)	Executive Vice President

Gary Neubeck (Note 4)	Executive Vice President

Stuart Parker (Note 1)	Executive Vice President

James Gemus (Note 5)	Executive Vice President

Peter Boland (Note 1)	Senior Vice President and Chief Administrative Officer

Hansjerg Schlenker (Note 1)	Senior Vice President and Chief Operations Officer

Mark R. Hastings (Note 1)	Senior Vice President & Chief Compliance Officer

Michael J. King (Note 3)	Senior Vice President, Secretary, and Chief Legal Officer

Michael J. McQuade (Note 1)	Senior Vice President, Treasurer, and Chief Financial Officer

John Christolini (Note 2)	Senior Vice President and Co- Chief Compliance Officer

Monica Oswald (Note 2)	Senior Vice President and Co- Chief Compliance Officer

Richard Kinville (Note 3)	Vice President/Anti-Money Laundering Officer

(Note 1) Three Gateway Center, Newark, New Jersey 07102
(Note 2) 280 Trumbull Street, Hartford, Connecticut 06103
(Note 3) 751 Broad Street, Newark, NJ 07102
(Note 4) Two Gateway Center, Newark, New Jersey 07102
(Note 5) 55 Livingston Avenue, Roseland, New Jersey 07068

PIMS serves as a principal underwriter of the Group Contracts and Certificate.  PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2014, $0 in 2013, and $0 in 2012.  The Group Contracts and Certificates are offered on a continuous basis

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, L.L.C. (“PIMS”) is located at Three Gateway Center, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 14th day of April, 2015.

(Seal)
The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

By: /s/ Jordan Thomsen Jordan Thomsen Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 14th day of April, 2015.

Signature and Title
/s/ * John R. Strangfeld, Jr. President, Chairman of the Board, and Chief Executive Officer
/s/ * Robert D. Axel Senior Vice President, Principal Accounting Officer, and Corporate Controller
/s/ * Robert M. Falzon Executive Vice President and Chief Financial Officer
s/ * Thomas J. Baltimore Director	* By:/s/ Jordan Thomsen Jordan Thomsen (Attorney-in-Fact)
/s/ * Gordon M. Bethune Director
/s/ * Gilbert F. Casellas Director

/s/ * James G. Cullen Director

/s/ * Mark B. Grier Vice Chairman and Director
/s/ * Constance J. Horner Director
/s/ * Martina T. Hund-Mejean Director	* By: /s/ Jordan Thomsen Jordan Thomsen (Attorney-in-Fact)
/s/* Karl J. Krapek Director
/s/* Christine A. Poon Director
/s/ * Douglas Scovanner Director
/s/ * James A. Unruh Director

EXHIBIT INDEX

Item 26.

(g) Reinsurance Agreements	(xviii) Group AD&D Excess of Loss Reinsurance Agreement 14IL/AQUA0004 effective 1/1/2014	C-
(xix) Business Travel Accident Special Risk Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America 14IL/AQUA1007 effective 05/01/2014
(xx) Group AD&D Catastrophe Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America UIG3000B effective 02/01/2014

(h) Participation Agreements	(xix) Amendment to Fund Participation Agreement between Prudential Insurance Company of America and Janus Aspen Series, and Janus Capital Management LLC effective May 29, 2014.	C-

(xx) Amendment to Fund Participation Agreement between Prudential Insurance Company of America and American Century Investment Management, Inc and American Century Investment Services, Inc. effective June 1, 2014.

(i) Administrative Contracts.	(i) Service Agreement between Prudential and Wells Fargo
(ii) Service Agreement between Prudential and State Street

(j) Powers of Attorney:	R. Axel, T. Baltimore, G. Bethune, G. Casellas, J. Cullen, R. Falzon, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, J. Strangfeld, Jr., D. Scovanner, J. Unruh.	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-

(q) Redeemability Exemption	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii).	C-